As filed with the Securities and Exchange Commission on July 15, 2026
Securities Act File No.
333-

Investment Company Act File
No. 811-21506

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
N-2
Registration Statement
Under

the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
and/or
Registration Statement
Under
the Investment Company Act of 1940	☒
Amendment No. 3	☒

BlackRock Enhanced Large Cap Core Fund, Inc.
(Exact Name of Registrant as Specified In Charter)

100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (800)
882-0052
John M. Perlowski, President
BlackRock Enhanced Large Cap Core Fund, Inc.
50 Hudson Yards
New York, New York 10001
(Name and Address of Agent For Service)

Copies of information to:
Margery K. Neale, Esq.
Elliot J. Gluck, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Approximate Date of Commencement of Proposed Public Offering:
From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐
If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box ☒
If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☒
If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☒
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐
It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ____.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ____.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

BASE PROSPECTUS
15,000,000 Shares
BlackRock Enhanced Large Cap Core Fund, Inc.
Shares of Common Stock
Rights to Purchase Shares of Common Stock

BlackRock Enhanced Large Cap Core Fund, Inc. (the “Fund,” “we,” “us” or “our”) is a diversified, closed-end
management investment company. The Fund’s investment objective is to provide current income and capital appreciation. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940). There can be no assurance that the investment objective of the Fund will be realized.
We may offer, from time to time, in one or more offerings, up to 15,000,000 shares of our common stock, par value $0.10 per share (“common shares”). We may also offer subscription rights to purchase our common shares. Common shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our common shares.
Our common shares may be offered directly to one or more purchasers, including existing shareholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our common shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any offering of rights will set forth the number of common shares issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. We may not sell any of our common shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our common shares.
Our common shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “CII.” The last reported sale price of our common shares, as reported by the NYSE on July 8, 2026 was $25.25 per common share. The net asset value of our common shares at the close of business on July 8, 2026 was $24.25 per common share. Rights issued by the Fund may also be listed on a securities exchange.
Investing in the Fund’s common shares involves certain risks that are described in the “Risks” section beginning on page 21 of this Prospectus.
Shares of
closed-end
management investment companies frequently trade at a discount to their net asset value. The Fund’s common shares have traded at a discount to net asset value, including during recent periods. If the Fund’s common shares trade at a discount to their net asset value, the risk of loss may increase for purchasers in a public offering.
Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated July 15, 2026

This Prospectus is part of a registration statement that we have filed with the SEC, as a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, separately or together in one or more offerings, the securities described in this Prospectus. The securities may be offered at prices and on terms described in one or more supplements to this Prospectus. This Prospectus provides you with a general description of the securities that we may offer. Each time we use this Prospectus to offer securities, we will provide a Prospectus Supplement that will contain specific information about the terms of that offering. The Prospectus Supplement may also add, update or change information contained in this Prospectus. This Prospectus, together with any Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus and applicable Prospectus Supplement, which contain important information, before deciding whether to invest in the common shares. You should retain this Prospectus and applicable Prospectus Supplement for future reference. A Statement of Additional Information (the “SAI”), dated July 15, 2026, containing additional information about the Fund, has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may call (800)
882-0052,
visit the Fund’s website (http://www.blackrock.com) or write to the Fund to obtain, free of charge, copies of the SAI and the Fund’s semi-annual and annual reports, as well as to obtain other information about the Fund or to make shareholder inquiries. The SAI, as well as the Fund’s semi-annual and annual reports, are also available for free on the SEC’s website (http://www.sec.gov). You may also
e-mail
requests for these documents to publicinfo@sec.gov. Information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus.
You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.
The Fund’s common shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in, or incorporated by reference into, this Prospectus and any related Prospectus Supplement in making your investment decisions. The Fund has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell the common shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus and any Prospectus Supplement is accurate only as of the dates on their covers. The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus or the date of its description in any Prospectus Supplement.

PROSPECTUS SUMMARY
This is only a summary of certain information relating to BlackRock Enhanced Large Cap Core Fund, Inc. This summary may not contain all of the information that you should consider before investing in our common shares. You should consider the more detailed information contained in the Prospectus and in any related Prospectus Supplement and in the Statement of Additional Information (the “SAI”) before purchasing common shares.

The Fund
BlackRock Enhanced Large Cap Core Fund, Inc. is a diversified, closed-end
management investment company. Throughout this Prospectus, we refer to BlackRock Enhanced Large Cap Core Fund, Inc. simply as the “Fund” or as “we,” “us” or “our.” See “The Fund.”

The Fund’s shares of common stock, par value $0.10 per share (“common shares”), are listed for trading on the New York Stock Exchange (“NYSE”) under the symbol “CII.” As of July 8, 2026, the net assets of the Fund were $1,059,968,787.08, the total assets of the Fund were $1,081,864,908.60 and the Fund had 43,704,109 common shares outstanding
.
The last reported sale price of the Fund’s common shares, as reported by the NYSE on July 8, 2026, was $25.25 per common share. The net asset value (“NAV”) of the Fund’s common shares at the close of business on July 8, 2026 was $24.25 per common share. See “Description of Capital Stock.” Rights issued by the Fund may also be listed on a securities exchange.

The Offering
We may offer, from time to time, in one or more offerings, up to 15,000,000 of our common shares on terms to be determined at the time of the offering
.
We may also offer subscription rights to purchase our common shares
.
The common shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements
.
You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our common shares
.
Our common shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers
.
The offering price per common share will not be less than the NAV per common share at the time we make the offering, exclusive of any underwriting commissions or discounts, provided that rights offerings that meet certain conditions may be offered at a price below the then current NAV
.
See “Rights Offerings.” The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our common shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated
.
See “Plan of Distribution.” The Prospectus Supplement relating to any offering of rights will set forth the number of common shares issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering
.
We may not sell any of our common shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our common shares.

Use of Proceeds
The net proceeds from the issuance of common shares hereunder will be invested in accordance with our investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months from the date on which the proceeds from an offering are received by the Fund; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months
.
See “Use of Proceeds.”

Investment Objective and Policies
Please refer to the section of the Fund’s most recent annual report on Form
N-CSR
entitled “Investment Objectives, Policies and Risks—BlackRock Enhanced Large Cap Core Fund, Inc.”, which is incorporated by reference herein, for a discussion of the Fund’s investment objective and policies.

Leverage
The Fund currently does not intend to borrow money or issue debt securities or preferred shares. The Fund is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. See “Leverage.”

The use of leverage is subject to numerous risks. To the extent leverage is employed, the Fund’s NAV, the market price of the Fund’s common shares and the yield to holders of the Fund’s common shares would be more volatile than if leverage were not used. The expense of any borrowings would be borne by the Fund and would reduce the net asset value of the Fund’s common shares. In addition, during periods when the Fund has borrowings or preferred stock outstanding, the Fund would pay fees to the Advisor for its services that would be higher than if the Fund did not borrow or issue preferred stock, because the fees would be calculated on the basis of an aggregate of (i) the Fund’s average daily net assets, including proceeds received from the sale of any preferred stock, and (ii) the proceeds of any outstanding borrowings used for leverage. Any leveraging strategy the Fund employs may not be successful.

Investment Adviser
BlackRock Advisors, LLC is the Fund’s investment adviser. For its services, the Fund pays the Advisor a monthly fee at the annual rate of 0.85% of the aggregate of: (i) the average daily value of the Fund’s net assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. “Net assets” means the total assets of the Fund minus the sum of the accrued liabilities. See “Management of the Fund—Investment Advisor.”

Distributions	The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to holders of the Fund’s common shares.

The Fund, acting pursuant to a U.S. Securities and Exchange Commission (the “SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a managed distribution plan, consistent with its investment objective and policies, to support a level distribution of income, capital gains and/or return of capital (the “Distribution Plan”). Under the Distribution Plan, the Fund will distribute all available net income to its shareholders as required by the Code. If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. A return of capital distribution may involve a return of the shareholder’s original investment. Though not currently taxable, such a distribution may lower a shareholder’s basis in the Fund, thus potentially subjecting the shareholder to future tax consequences in connection with the sale of Fund shares, even if sold at a loss to the shareholder’s original investment. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, the Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Distribution Plan.

Various factors will affect the level of the Fund’s net investment income, such as its asset mix and the Fund’s use of options and hedging. To permit the Fund to maintain more stable monthly distributions and to the extent consistent with the distribution requirements imposed on regulated investment companies by the Code, the Fund may from time to time distribute less than the entire amount earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount actually earned by the Fund during that month. Undistributed earnings will increase the Fund’s NAV and, correspondingly, distributions from undistributed earnings and from capital, if any, will reduce the NAV. The Fund intends to distribute any long-term capital gains not distributed under the Distribution Plan annually.

The Fund’s Board may amend, suspend or terminate the Distribution Plan at any time without prior notice to the Fund’s shareholders if it deems such actions to be in the best interests of the Fund or its shareholders. See “Distributions.”

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless an election is made to receive cash by contacting the Reinvestment Plan Agent (as defined herein), at (800)
699-1236.
See “Dividend Reinvestment Plan.”

Listing	The Fund’s common shares are listed on the NYSE under the symbol “CII.” See “Description of Shares—Common Shares.”

Custodian and Transfer Agent	State Street Bank and Trust Company serves as the Fund’s custodian, and Computershare Trust Company, N.A. serves as the Fund’s transfer agent.

Administrator	State Street Bank and Trust Company serves as the Fund’s administrator and fund accountant.

Market Price of Shares
Common shares of
closed-end
investment companies frequently trade at prices lower than their NAV. The Fund cannot assure you that its common shares will trade at a price higher than or equal to NAV. See “Use of Proceeds.” The Fund’s common shares trade in the open market at market prices that are a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection for portfolio securities, portfolio credit quality, liquidity, dividend stability, relative demand for and supply of the common shares in the market, general market and economic conditions, market sentiment and other factors. See “Leverage,” “Risks,” “Description of Capital Stock” and “Repurchase of Common Shares.” The common shares are designed primarily for long-term investors and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.

Special Risk Considerations
An investment in common shares of the Fund involves risk. Please refer to the section of the Fund’s most recent annual report on Form
N-CSR
entitled “Investment Objectives, Policies and Risks—Risk Factors”, which is incorporated by reference herein, for a discussion of the risks of investing in the Fund. You should carefully consider those risks, along with additional risks relating to an investment in the Fund, which are described in more detail under “Risks” beginning on page 21 of this Prospectus.

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price) (1)	1.00%
Offering expenses borne by the Fund (as a percentage of offering price) (1)	0.02%
Dividend reinvestment plan fees	$0.02 per share for open-market purchases of common shares (2)

Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees (3)(4)	0.85%
Other Expenses (5)	0.08%

Total Annual Expenses	0.93%

(1)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses
.
Fund shareholders will pay all offering expenses involved with an offering.

(2)
The Reinvestment Plan Agent’s (as defined below under “Dividend Reinvestment Plan”) fees for the handling of the reinvestment of dividends will be paid by the Fund. However, you will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. You will also be charged a $0.02 per share fee if you direct the Reinvestment Plan Agent to sell your common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(3)
For its services, the Fund pays the Advisor a monthly fee at the annual rate of 0.85% of the aggregate of: (i) the average daily value of the Fund’s net assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. “Net assets” means the total assets of the Fund minus the sum of the accrued liabilities.

(4)
The Fund and the Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Advisor has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by the Advisor or its affiliates and other exchange-traded products sponsored by the Advisor or its affiliates, in each case that have a contractual management fee, through June 30, 2028. In addition, pursuant to the Fee Waiver Agreement, the Advisor has contractually agreed to waive its management fees by the amount of management fees the Fund pays to the Advisor indirectly through its investment in money market funds managed by the Advisor or its affiliates, through June 30, 2028. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Fund (the “Independent Directors”)) or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Advisor.

(5)	Other Expenses based on estimated amounts for the current fiscal year.
The following example illustrates the expenses (including the sales load of $10.00 and offering costs of $0.08) that you would pay on a $1,000 investment in common shares, assuming (i) the Fee Waiver Agreement described above is only in effect for the first year, since it expires on June 30, 2028, and (ii) a 5% annual return:

	One Year	Three Years	Five Years	Ten Years
Total expenses incurred	$19	$39	$61	$123
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other Expenses” set forth in the Estimated Annual Expenses table are accurate, that the rate listed under Total Annual Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the periods presented. Certain information reflects financial results for a single common share of the Fund. The information for the fiscal years ended December 31, 2025, 2024, 2023, 2022 and 2021 has been audited by Deloitte & Touche LLP, independent registered public accounting firm for the Fund. The report of Deloitte & Touche LLP is included in the Fund’s December 31, 2025 annual report, is incorporated by reference into the Prospectus and SAI and can be obtained by shareholders. The information in the table below for the fiscal years ended December 31, 2020, 2019, 2018, 2017 and 2016 is derived from the Fund’s financial statements for the fiscal year ended December 31, 2020. The Fund’s financial statements are included in the Fund’s annual report and are incorporated by reference into the Prospectus and SAI.
(For a share outstanding throughout each period)

	CII
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21
Net asset value, beginning of year	$21.43	$19.81	$17.55	$22.10	$19.12

Net investment income (loss) (a)	(0.01)	0.04	0.07	0.06	0.04
Net realized and unrealized gain (loss)	5.09	2.82	3.38	(2.51)	4.04

Net increase (decrease) from investment operations	5.08	2.86	3.45	(2.45)	4.08

Distributions (b)
From net investment income	(0.03)	(0.03)	(0.07)	(0.04)	(0.04)
From net realized gain	(3.86)	(1.21)	(1.12)	(2.06)	(1.06)

Total distributions	(3.89)	(1.24)	(1.19)	(2.10)	(1.10)

Net asset value, end of year	$22.62	$21.43	$19.81	$17.55	$22.10

Market price, end of year	$23.37	$20.10	$19.00	$17.12	$22.12

Total Return (c)
Based on net asset value	25.43%	15.21%	20.45%	(10.95)%	21.97%

Based on market price	38.16%	12.66%	18.43%	(13.21)%	34.15%

Ratios to Average Net Assets (d)
Total expenses	0.93%	0.93%	0.89%	0.89%	0.90%

Total expenses after fees waived and/or reimbursed	0.93%	0.93%	0.89%	0.89%	0.90%

Net investment income (loss)	(0.03)%	0.20%	0.35%	0.31%	0.21%

Supplemental Data
Net assets, end of year (000)	$927,196	$899,551	$874,451	$774,667	$975,479

Portfolio turnover rate	66%	63%	28%	32%	27%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(For a share outstanding throughout each period)

	CII
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18		Year Ended 12/31/17	Year Ended 12/31/16
Net asset value, beginning of year	$17.96	$15.28	$17.19		$15.08	$15.11

Net investment income (a)	0.13	0.18	0.17		0.15	0.13
Net realized and unrealized gain (loss)	2.08	3.50	(1.09)		2.95	0.99

Net increase (decrease) from investment operations	2.21	3.68	(0.92)		3.10	1.12

Distributions (b)
From net investment income	(0.13)	(0.19)	(0.17	) (c)	(0.15)	(0.13)
From net realized gain	(0.92)	(0.44)	(0.28	) (c)	—	(0.04)
Return of capital	—	(0.37)	(0.54)		(0.84)	(0.98)

Total distributions	(1.05)	(1.00)	(0.99)		(0.99)	(1.15)

Net asset value, end of year	$19.12	$17.96	$15.28		$17.19	$15.08

Market price, end of year	$17.40	$17.25	$14.08		$16.38	$13.71

Total Return (d)
Based on net asset value	13.94%	25.08%	(5.44)%		21.69%	8.66%

Based on market price	7.97%	30.38%	(8.56)%		27.54%	5.56%

Ratios to Average Net Assets
Total expenses	0.91%	0.91%	0.90%		0.93%	0.95%

Total expenses after fees waived and/or reimbursed	0.91%	0.91%	0.90%		0.93%	0.95%

Net investment income	0.78%	1.08%	1.00%		0.94%	0.89%

Supplemental Data
Net assets, end of year (000)	$843,673	$792,638	$674,077		$758,400	$665,159

Portfolio turnover rate	46%	32%	27%		32%	54%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

USE OF PROCEEDS
The net proceeds from the issuance of common shares hereunder will be invested in accordance with the Fund’s investment objective and policies as stated below. We currently anticipate that we will be able to invest all of the net proceeds in accordance with our investment objective and policies within approximately three months from the date on which the proceeds from an offering are received by the Fund; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Pending such investment, it is anticipated that the proceeds will be invested in short-term investment grade securities.
THE FUND
The Fund is a diversified,
closed-end
management investment company registered under the Investment Company Act. The Fund was incorporated as a Maryland corporation on February 5, 2004, pursuant to its charter (the “Charter”) and is governed by the laws of the State of Maryland. Prior to September 29, 2006, the Fund was known as Capital and Income Strategies, Inc., from September 29, 2006, until May 8, 2007, the Fund was known as BlackRock Capital and Income Strategies Fund, Inc., and from May 9, 2007, until December 30, 2024, the Fund was known as BlackRock Enhanced Capital and Income Fund, Inc. The Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800)
882-0052.
The Fund commenced investment operations on April 30, 2004, upon the initiation of an initial public offering of 12,100,000 of its common shares. The proceeds of such offering were approximately $230.635 million after the payment of organizational and offering expenses. The Fund’s common shares are traded on the NYSE under the symbol “CII.”
DESCRIPTION OF CAPITAL STOCK
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $0.10 per share, all of which shares initially were classified as common stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Fund may reclassify an amount of unissued common stock as preferred stock and at that time offer shares of preferred stock. See “Leverage—Preferred Shares.”
Common Shares
Shareholders are entitled to share
pro rata
in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shareholders are entitled to one vote for each share held. Shareholders do not have preemptive, conversion or subscription rights and the Fund’s shares of common stock are not redeemable. Shares of common stock, when issued and outstanding, will be fully paid and non-assessable.
The Fund intends to hold annual meetings of shareholders so long as the shares of common stock are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders.
Unlike
open-end
funds,
closed-end
funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end
investment companies frequently trade on an exchange at prices lower than NAV. Shares of closed-end
investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, the Fund’s NAV, relative demand for and supply of such shares in the market, general market and economic conditions, market sentiment and other factors beyond the control of the Fund, the Fund cannot assure you that its common shares will trade at a price equal to or higher than NAV in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See “Repurchase of Common Shares” below and “Repurchase of Common Shares” in the SAI.
The Fund’s outstanding common shares are, and when issued, the common shares offered by this Prospectus will be, publicly held and listed and traded on the NYSE under the symbol “CII.” The Fund determines its NAV on a daily basis. The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices on the NYSE per common share, and the NAV per common share and the premium to or discount from NAV, on the date of each of the high and low market prices. The table also sets forth the number of common shares traded on the NYSE during the respective quarters.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price		Trading
During Quarter Ended	High	Low	High	Low	High	Low	Volume
June 30, 2026	$21.74	$21.02	$21.80	$21.38	(0.28)%	(1.68)%	4,399,878
March 31, 2026	$23.67	$20.52	$23.08	$20.89	2.56%	(1.77)%	5,188,610
December 31, 2025	$25.88	$22.95	$24.57	$23.41	5.33%	(1.96)%	8,898,425
September 30, 2025	$23.00	$21.00	$23.90	$22.48	(3.77)%	(6.58)%	5,042,385
June 30, 2025	$21.35	$16.50	$22.65	$18.16	(5.74)%	(9.14)%	7,169,384
March 31, 2025	$21.20	$18.47	$22.50	$20.00	(6.22)%	(7.65)%	6,894,803
December 31, 2024	$20.44	$19.23	$21.89	$21.04	(6.62)%	(8.60)%	7,612,932
September 30, 2024	$20.25	$18.29	$21.74	$19.99	(6.85)%	(8.50)%	6,795,847
June 30, 2024	$19.99	$18.30	$21.28	$20.02	(6.06)%	(8.59)%	4,953,535
March 31, 2024	$19.70	$18.60	$20.79	$19.61	(5.24)%	(5.15)%	4,863,629
As of July 8, 2026, the NAV per common share of the Fund was $
24.25 and the market price per common share was $25.25,
representing a premium to NAV of
 4.12%. Common shares of the Fund have historically traded at both a premium and discount to NAV.
Preferred Shares
In the event the Fund issues preferred shares, it is anticipated that such preferred shares will be issued in one or more series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the holders of common shares. Under the Investment Company Act, the Fund is permitted to have outstanding more than one series of preferred shares so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of common shares will have no preemptive right to purchase any shares of preferred shares that might be issued. It is anticipated that the NAV per share of any preferred shares to be issued by the Fund will equal its original purchase price per share plus accumulated dividends per share. The Fund does not currently intend to issue preferred shares.
Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred shares (
i.e.
, the liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of such liquidation value. If the Fund issues preferred shares, it may be subject to restrictions imposed by the guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Advisor from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Please see “Description of Capital Stock” in the SAI for more information.
Authorized and Outstanding Shares
The following table provides the Fund’s authorized shares and common shares outstanding as of July 8, 2026.

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Exclusive of Amount Held by Fund or for its Account
Common Shares	200,000,000	None	43,704,109
THE FUND’S INVESTMENTS
Investment Objective and Policies
Please refer to the section of the Fund’s most recent annual report on Form
N-CSR
entitled “Investment Objectives, Policies and Risks—BlackRock Enhanced Large Cap Core Fund, Inc.”, which is incorporated by reference herein, for a discussion of the Fund’s investment objective and policies.
Portfolio Contents and Techniques
The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth herein. There is no guarantee the Fund will buy all of the types of securities or use all of the investment techniques that are described herein and in the SAI.
Equity Securities
The Fund invests in equity securities, including common stocks and preferred stocks. Common stock represents an equity ownership interest in a company. The Fund may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. Because the Fund will ordinarily have exposure to common stocks, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.
Preferred Securities
The Fund may invest in preferred securities. There are two basic types of preferred securities. The first type, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.
Traditional Preferred Securities.
 Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative,
in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative
preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative
preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable.
Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.
Trust Preferred Securities.
 Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.
Non-U.S.
Securities
The Fund may invest in securities of
non-U.S.
issuers
(“Non-U.S.
Securities”). These securities may be U.S. dollar-denominated or
non-U.S.
dollar-denominated. Some
Non-U.S.
Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidence of ownership of such securities usually is held outside the United States, the Fund will be subject to additional risks if it invests in
Non-U.S.
Securities, which include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest or dividends on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
Non-U.S.
Securities may trade on days when the common shares are not priced or traded.

Emerging Markets Investments
The Fund may invest in securities of issuers located in emerging market countries, including securities denominated in currencies of emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These issuers may be subject to risks that do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Fund invests significantly in one country. Less information about emerging market issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Emerging markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Advisor may not be able to sell the Fund’s portfolio securities in amounts and at prices it considers reasonable. The U.S. dollar may appreciate against
non-U.S.
currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of emerging market countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect emerging market countries and their securities markets.
Foreign Currency Transactions
The Fund’s common shares are priced in U.S. dollars and the distributions paid by the Fund to common shareholders are paid in U.S. dollars. However, a portion of the Fund’s assets may be denominated in
non-U.S.
currencies and the income received by the Fund from such securities will be paid in
non-U.S.
currencies. The Fund also may invest in or gain exposure to
non-U.S.
currencies for investment or hedging purposes. The Fund’s investments in securities that trade in, or receive revenues in,
non-U.S.
currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. The Fund may (but is not required to) hedge some or all of its exposure to
non-U.S.
currencies through the use of derivative strategies, including forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and foreign currency futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Fund has the flexibility to engage in such transactions, the Advisor may determine not to do so or to do so only in unusual circumstances or market conditions. These transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.
Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option. As the writer of an option, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the value of the assets underlying the option.
If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell call or put options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call or put option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from the Fund’s options strategy will be short-term capital gains which, for U.S. federal income tax purposes, will constitute net investment company taxable income.
Call Options
The Fund intends to follow a call options writing strategy intended to generate current gains from options premiums and to enhance the Fund’s risk-adjusted returns. The strategy involves writing both covered and other call options. A call option written by the Fund on a security is considered a covered call option where the Fund owns the security underlying the call option. Unlike a written covered call option, other written options will not provide the Fund with any potential appreciation on an underlying security to offset any loss the Fund may experience if the option is exercised.
As the Fund writes covered call options on its portfolio, it may not be able to benefit from capital appreciation on the underlying securities, as the Fund will lose its ability from such capital appreciation to the extent that it writes covered call options and the securities on which it writes these options appreciate above the exercise prices of the options. Therefore, at times, the Advisor may choose to decrease the use of a covered call options writing strategy to the extent that it may negatively impact the Fund’s ability to benefit from capital appreciation.
For any written call option where the Fund does not own the underlying security, the Trust may have an absolute and immediate right to acquire that security upon conversion or exchange of other securities held by the Fund without additional cash consideration or the Fund may hold a call on the same security where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written.
The standard contract size for a single exchange-listed option is 100 shares of the common stock. There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, ten XYZ Co. October 40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before a specified date in October at $40.00 per share. A call option whose strike price is above the current price of the underlying stock is called
“out-of-the-money.”
Most of the options that will be sold by the Fund are expected to be out-of-the-money,
allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called
“in-the-money”
and could be sold by the Fund as a defensive measure to protect against a possible decline in the underlying stock.
The following is a conceptual example of a covered call transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month
call option is written with a strike price of $40.00 (i.e., 7.7% higher than the current market price); and (3) the covered call writer receives $2.45 (or 6.6% of the common stock’s value) as a premium. This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself and does not reflect any transaction costs of entering into or closing out the option position, which could increase losses or reduce gains from covered call transactions. Under this scenario, before giving effect to any change in the price of the stock, the covered call writer receives the premium, representing 6.6% of the common stock’s value, regardless of the stock’s performance over the six-month
period until option expiration. If the stock remains unchanged, the option will expire and there would be a 6.6% return for the six-month
period. If the stock were to decline in price by 6.6%, the strategy would

“break-even” thus offering no gain or loss. If the stock were to climb to a price of $40.00 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium of 6.6% for a total return of 14.3%. Under this scenario, the covered call writer would not benefit from any appreciation of the stock above $40.00, and thus be limited to a 14.3% total return. The premium from writing the covered call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the covered call writer does not have protection from further declines and the stock could eventually become worthless.
For conventional exchange-listed listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that, under certain circumstances when deemed at the Advisor’s discretion to be in the best interest of the Fund, options that are written against Fund stock holdings will be repurchased in a closing transaction prior to the option’s expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Fund at the strike price if the stock traded at a higher price than the strike price. In general, when deemed at the Advisor’s discretion to be in the best interests of the Fund, the Fund may enter into transactions, including closing transactions, that would allow it to continue to hold its common stocks rather than allowing them to be called away by the option holders.
Put Options
Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. Put option strategies may produce a higher return than covered call writing, but may involve a higher degree of risk and potential volatility.
The following is a conceptual example of a put transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month
put option written with a strike price of $35.00 (i.e., 94.21% of the current market price); and (3) the writer receives $1.10 (or 2.96% of the common stock’s value) as a premium. This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself and does not reflect any transaction costs of entering into or closing out the option position, which could increase losses or reduce gains from covered call transactions. Under this scenario, before giving effect to any change in the price of the stock, the put writer receives the premium, representing 2.96% of the common stock’s value, regardless of the stock’s performance over the six-month
period until the option expires. If the stock remains unchanged, appreciates in value or declines less than 5.79% in value, the option will expire and there would be a 2.96% return for the six-month
period. If the stock were to decline by 5.79% or more, the Fund would lose an amount equal to the amount by which the stock’s price declined minus the premium paid to the Trust. The stock’s price could lose its entire value, in which case the Fund would lose $33.90 ($35.00 minus $1.10).
Options on Indices
The Fund may write index call and put options. Because “index options” includes both options on indices of securities and sectors of securities, all types of index options generally have similar characteristics. Index options differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
As the writer of an index call or put option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The purchaser of an index put option has the right to any depreciation in the value of the index below a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation (in the case of a call) or accept the potential depreciation (in the case of a put) in the value of the relevant index in exchange for the premium. If, at or before expiration, the purchaser exercises the call or put option written by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the writer of the index call or put option.
The Fund may execute a closing purchase transaction with respect to an index option it has sold and write another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net index option premiums realized from writing the index option.
Limitation on Options Writing Strategy
The Fund may write put and call options, the notional amount of which would be approximately 50% to 60% of the Fund’s total assets, although this percentage may vary from time to time with market conditions. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the Fund will lose money to the extent that it writes call options that are not covered by securities in its portfolio and the securities or index on which it writes the option appreciates above the exercise price of the option by an amount that exceeds the exercise price of the option.
The number of put and call options on securities the Fund can write is limited by the total assets the Fund holds and further limited by the fact that all options represent 100 share lots of the underlying common stock. In connection with its option writing strategy, the Fund will not write “naked” or uncovered put and call options. Furthermore, the Fund’s exchange-listed option transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded and cleared. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Strategic Transactions and Other Management Techniques
The Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). These Strategic Transactions may be used for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The use of Strategic Transactions to enhance current income may be particularly speculative. The ability of the Fund to use Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The SAI contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Fund’s other policies and limitations (which are not fundamental policies) relating to Strategic Transactions. Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.
Short Sales
The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to increase return. When the Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker-dealer through which it made the short sale to cover its obligation to deliver the borrowed security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The Fund also may make short sales “against the box.” These transactions will involve either short sales of securities retained in the Fund’s portfolio or securities it has the right to acquire without the payment of further consideration. Short sales may represent a form of leverage and will create risks. The Fund must comply with Rule
18f-4
under the Investment Company Act with respect to its short sale borrowings, which are considered derivatives transactions under the Rule. See “Additional Risk Factors—Risk Factors in Strategic Transactions and Derivatives—Rule
18f-4
Under the Investment Company Act” in the SAI.
Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.
If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.
In accordance with Rule
18f-4
under the Investment Company Act, when the Fund engages in reverse repurchase agreements and similar financing transactions, the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule
18f-4
with respect to such transactions. See “Additional Risk Factors—Risk Factors in Strategic Transactions and Derivatives—Rule
18f-4
Under the Investment Company Act” in the SAI.
Securities Lending
The Fund may lend portfolio securities to certain borrowers determined to be creditworthy by the Advisor, including to borrowers affiliated with the Advisor. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan will be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third
of the value of the Fund’s total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash
distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Fund for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Advisor or in registered money market funds advised by the Advisor or their affiliates; such investments are subject to investment risk.
The Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund as lending agent. To the extent that the Fund engages in securities lending, BlackRock Investment Management, LLC (“BIM”) acts as securities lending agent for the Fund, subject to the overall supervision of the Advisor, pursuant to a written agreement (the “Securities Lending Agency Agreement”). BIM administers the lending program in accordance with guidelines approved by the Board.
To the extent the Fund engages in securities lending, the Fund retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BlackRock (the “collateral investment fees”); however, the securities lending agent has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
To the extent that the Fund invests cash collateral in a
non-government
money market fund, the Fund may be subject to a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, the Fund will be subject to a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the liquidity costs are de minimis (i.e., less than one basis point (0.01%)). The money market fund will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If the money market fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day. The imposition of any such discretionary or mandatory liquidity fee would reduce the Fund’s returns on securities lending.
Under the securities lending program, the Fund is categorized into a specific asset class. The determination of the Fund’s asset class category (fixed income, domestic equity, international equity, or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to between the Fund and BIM.
Pursuant to the current securities lending agreement: (i) the Fund retains 81% of securities lending income (which excludes collateral investment expenses), and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) 84% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.
Restricted and Illiquid Securities
The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. Liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment. “Illiquid investments” are investments which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. Illiquid investments may trade at a discount from comparable, more liquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities.
LEVERAGE
The Fund currently does not intend to borrow money or issue debt securities or preferred shares. The Fund is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.

The use of leverage is subject to numerous risks. To the extent leverage is employed, the Fund’s NAV, the market price of the Fund’s common shares and the yield to holders of the Fund’s common shares would be more volatile than if leverage were not used. The expenses of the borrowings would be borne by the Fund and would reduce the net asset value of the Fund’s common shares. In addition, during periods when the Fund has borrowings or preferred stock outstanding, the Fund would pay fees to the Advisor for its services that would be higher than if the Fund did not borrow or issue preferred stock, because the fees would be calculated on the basis of an aggregate of (i) the Fund’s average daily net assets, including proceeds received from the sale of any preferred stock, and (ii) the proceeds of any outstanding borrowings used for leverage. Any leveraging strategy the Fund employs may not be successful.
Certain types of leverage the Fund may use may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. The Advisor does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies if the Fund were to utilize leverage.
Under the Investment Company Act, the Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Fund would have an asset coverage ratio (as defined in the Investment Company Act) of less than 300% with respect to senior securities representing indebtedness (
i.e.
, for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred shares (
i.e.
, for every dollar of preferred shares outstanding, the Fund is required to have at least two dollars of assets). The Investment Company Act also provides that the Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the Investment Company Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed, and (iii) not in excess of 5% of the total assets of the Fund.
Reverse Repurchase Agreements
Borrowings may be made by the Fund through reverse repurchase agreements under which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at an agreed upon date and price. Such agreements are considered to be borrowings under the Investment Company Act. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
In accordance with Rule
18f-4
under the Investment Company Act, when the Fund engages in reverse repurchase agreements and similar financing transactions, the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule
18f-4
with respect to such transactions. See “Additional Risk Factors—Risk Factors in Strategic Transactions and Derivatives—Rule
18f-4
Under the Investment Company Act” in the SAI.
Preferred Shares
The Fund is permitted to leverage its portfolio by issuing preferred shares. Under the Investment Company Act, the Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance)

less liabilities other than borrowings (
i.e.
, the value of the Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value.
The Fund expects that preferred shares, if issued, will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by a fixed spread or remarketing process, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The adjustment period for preferred share dividends could be as short as one day or as long as a year or more. Preferred shares, if issued, could include a liquidity feature that allows holders of preferred shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Fund expects that it would pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Fund. The terms of such liquidity feature could require the Fund to redeem preferred shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Fund.
If preferred shares are issued, the Fund may, to the extent possible, purchase or redeem preferred shares from time to time to the extent necessary in order to maintain asset coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by
the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund’s ability to qualify as a RIC under the Code. If the Fund has preferred shares outstanding, two of the Directors will be elected by the holders of preferred shares voting separately as a class. The remaining Directors will be elected by holders of common shares and preferred shares voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Directors.
If the Fund issues preferred shares, the Fund expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Advisor from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
Derivatives
The Fund may enter into derivative transactions that have leverage embedded in them. Derivative transactions that the Fund may enter into and the risks associated with them are described elsewhere in this Prospectus and are also referred to as “Strategic Transactions.” The Fund cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its common shares.
Under
Rule 18f-4 under
the Investment Company Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. See
“Additional Risk Factors—Risk Factors in Strategic Transactions and
Derivatives—Rule 18f-4 Under
the Investment Company Act” in the SAI.

Temporary Borrowings
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
RISKS
The NAV and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time.
General Risks
Please refer to the section of the Fund’s most recent annual report on Form
N-CSR
entitled “Investment Objectives, Policies and Risks—Risk Factors”, which is incorporated by reference herein, for a discussion of the general risks of investing in the Fund.
Other Risks
Risk Associated with Recent Market Events
In 2022 and 2023, the Federal Reserve raised interest rates eleven times as part of its efforts to address rising inflation. Certain foreign central banks similarly tightened monetary policy during this period. Beginning in September 2024, the Federal Reserve began lowering interest rates, cutting the federal funds rate six times through December 2025. The Federal Reserve held the federal funds rate steady in the first quarter of 2026, though further rate changes may occur depending on economic conditions, including the pace of inflation and the state of the labor market. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors, including trade policy, fiscal policy and geopolitical developments, could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets, which could negatively affect the value of debt instruments held by the Fund and result in a negative impact on the Fund’s performance.
Recent policy initiatives undertaken by the U.S. government have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets, and could adversely affect the investment performance of the Fund. In particular, actions taken by the U.S. government in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests. Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. Government, the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. Government shutdown, and disagreements over, or threats not to increase, the U.S. Government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. Government debt obligations,

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or concerns about the U.S. Government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. For example, concerns about the U.S. Government’s credit quality may cause increased volatility in the stock and bond markets, higher interest rates, reduced prices and liquidity of U.S. Treasury securities, and/or increased costs of various kinds of debt. Moreover, although the U.S. Government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments.
In recent years, some countries, including the United States, have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with the trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in commodity and currency prices could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, if the U.S. dollar continues to be strong, it may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Reference Rate Replacement Risk
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as the Secured Overnight Financing Rate (“SOFR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates (“Reference Rates”). The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of a Reference Rate could have an adverse impact on the market for, or value of, any instruments (including debt instruments and certain derivative instruments) or payments linked to those Reference Rates. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.
The London Interbank Offered Rate (“LIBOR”) had historically been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Instruments in which the Fund invests may have historically paid interest at floating rates based on LIBOR or may have been subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may have also historically obtained financing at floating rates based on LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants as a result of benchmark reforms, LIBOR was last published on a representative basis at the end of June 2023. Alternative Reference Rates to LIBOR have been established in most major currencies and markets in these alternative rates are continuing to develop (e.g., SOFR for
USD-LIBOR
and SONIA for
GBP-LIBOR).
While the transition from LIBOR has gone relatively smoothly, residual risks associated with the transition may remain that may impact markets or particular investments and, as such, the full impact of the transition on the Fund or the financial instruments in which the Fund invests cannot yet be fully determined.
SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is

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a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a relatively limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based Reference Rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates. There can also be no assurance that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to the interests of the Fund.
In addition, interest rates or other types of rates and indices which are classified as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union (“EU”) regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom (“UK”) law by virtue of the EU (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.
Market Disruption and Geopolitical Risk
Investments by the Fund are materially affected by conditions in the global financial markets and economic and political conditions throughout the world, such as interest rates, the availability and cost of credit, inflation rates, economic uncertainty, changes in laws, trade policies, commodity prices, tariffs, currency exchange rates and controls and national and international political circumstances (including wars and other forms of conflict, terrorist acts, and security operations) and catastrophic events such as fires, floods, earthquakes, tornados, hurricanes and pandemics could materially affect the Fund’s investments to the extent it materially affects global economies or global financial markets.
Additionally, the occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises, sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the European Union, continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns and other factors, may result in market volatility, may have long term effects on the United States and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide and could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. These factors are outside of the Fund’s control and may affect the level and volatility of securities prices and the liquidity and value of the Fund’s portfolio investments, and the Fund may not be able to successfully manage its exposure to these conditions, which may result in substantial losses to Shareholders.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of this military action, resulting sanctions and future local, regional or global market disruptions, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions,

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tariffs or cyberattacks on Russian entities or individuals, including politicians, could have a severe adverse effect on the region, including significant negative economic impacts. How long such military action and related events will last cannot be predicted.
In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto, including the imposition of tariffs on imported goods. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions. More generally, these actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of a foreign country’s export industry, which could have a negative impact on the Fund’s performance. The U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods. Most recently, the current U.S. presidential administration has imposed or sought to impose significant increases to tariffs on goods imported into the United States, including from China, Canada and Mexico. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe-haven currencies, such as the Japanese yen and the euro. Events such as these, and their consequences, are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Increased trade tensions could have a material adverse effect on the global economy. The Fund and its portfolio investments could be materially and adversely affected.
Cybersecurity incidents affecting particular companies or industries may adversely affect the economies of particular countries of the world in which the Fund invests.
The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.
Regulation and Government Intervention Risk
Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.
In light of popular, political and judicial focus on finance related consumer protection, financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end
investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

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The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objectives.
Investment Company Act Regulations
. The Fund is a registered
closed-end
management investment company and as such is subject to regulations under the Investment Company Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the Investment Company Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.
Regulation as a “Commodity Pool”
The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 under the CEA. The Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.
Failures of Futures Commission Merchants and Clearing Organizations Risk
The Fund is required to deposit funds to margin open positions in cleared derivative instruments (both futures and swaps) with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by an FCM from its customers are held by an FCM on a commingled basis in an omnibus account and amounts in excess of assets posted to the clearing organization may be invested by an FCM in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any FCM as margin for futures contracts or commodity options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s FCM. In addition, the assets of the Fund posted as margin against both swaps and futures contracts may not be fully protected in the event of the FCM’s bankruptcy.
Legal, Tax and Regulatory Risks
Legal, tax and regulatory changes could occur that may have material adverse effects on the Fund.
To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.
The current presidential administration has called for significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local

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levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify
macroeconomic and political risks with potentially
far-reaching
implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.
The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service and the U.S. Treasury Department. Revisions in U.S. federal tax laws and interpretations of these laws could adversely affect the tax consequences of your investment.
Potential Conflicts of Interest of the Advisor and Others
The investment activities of the Advisor and its affiliates (including BlackRock, Inc. and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in managing their own accounts and other accounts, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Advisor and its Affiliates may engage in proprietary trading and advise accounts and other funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same or similar types of securities, currencies and other assets as are held by the Fund. Subject to the requirements of the Investment Company Act, the Advisor and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Advisor nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate. It is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. The Advisor has adopted policies and procedures designed to address potential conflicts of interest. For additional information about potential conflicts of interest and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest” and “Management of the Fund—Portfolio Management—Potential Material Conflicts of Interest” in the SAI.
Defensive Investing Risk
For defensive purposes, the Fund may allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objectives. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by
changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.
Decision-Making Authority Risk
Investors have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day
management of the Fund’s investment activities to the Advisor, subject to oversight by the Board.

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Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.
Valuation Risk
The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability or human error. The Advisor may use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value. See “Net Asset Value.” When market quotations are not available, the Advisor may price such investments pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Fund’s investments. Technological issues and/or errors by pricing services or other third-party service providers may also impact the Fund’s ability to value its investments and the calculation of the Fund’s NAV.
When market quotations are not readily available or are believed by the Advisor to be unreliable, the Advisor will fair value the Fund’s investments in accordance with its policies and procedures. Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length
transaction. Fair value pricing may require determinations that are inherently subjective and inexact about the value of a security or other asset. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets, or that fair value pricing will reflect a price that the Fund is able to obtain upon sale, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, the Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. The Fund prices its shares daily and therefore all assets, including assets valued at fair value, are valued daily.
The Fund’s NAV per common share is a critical component in several operational matters including computation
of advisory and services fees. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay.
Reliance on the Advisor Risk
The Fund is dependent upon services and resources provided by the Advisor, and therefore the Advisor’s parent, BlackRock. The Advisor is not required to devote their full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of the Advisor will allocate a substantial portion of his or her time to the Fund. The loss of one or more individuals involved with the Advisor

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could have a material adverse effect on the performance or the continued operation of the
Fund
. For additional information on the Advisor and BlackRock, see “Management of the Fund—Investment Advisor.”
Reliance on Service Providers Risk
The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.
Information Technology Systems Risk
The Fund is dependent on the Advisor for certain management services as well as back-office functions. The Advisor depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisor’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Fund. Further, failure of the back-office functions of the Advisor to process trades in a timely fashion could prejudice the investment performance of the Fund.
Operational and Technology Risks
The Fund and the entities with which it interacts directly or indirectly are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or impair the Fund’s operations. These entities include, but are not limited to, the Fund’s adviser, administrator, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, and transfer agents), financial intermediaries, counterparties, market makers, authorized participants, listing exchanges, other financial market operators, and governmental authorities, as applicable. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value. The Fund may incur substantial costs in order to mitigate operational and technology risks.
Cybersecurity incidents can result from deliberate attacks or unintentional events against an issuer in which the Trust invests, the Trust or any of its service providers. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tension may increase the scale and sophistication of deliberate attacks, particularly those from nation states or from entities with nation state backing. Cybersecurity incidents may result in any of the following: financial losses; interference with the Fund’s ability to calculate its NAV; disclosure of confidential information; impediments to trading; submission of erroneous trades by the Fund or erroneous subscription or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; and other legal and compliance expenses. Furthermore, cybersecurity incidents may render records of the Fund, including records relating to its assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning, inaccessible, inaccurate or incomplete. Power outages, natural disasters, equipment malfunctions and processing errors that threaten information and technology systems relied upon by the Fund or its service providers, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data.

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Recent advances in AI technology pose risks to the Fund and its portfolio investments. These advancements could harm the Fund and its portfolio investments by reducing the demand for both the technology and software offerings of the Fund’s portfolio investments.
Additionally, these advancements could significantly disrupt the Fund’s portfolio investments and subject them to increased competition, which could have a material adverse effect on business, financial condition, and results of operations. AI technology advancements, including efficiency improvements, without related increases in the adoption and development of such technologies, could also negatively impact demand for, and the valuation of, digital infrastructure assets. AI refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. AI is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems.
The Fund and its portfolio investments could be exposed to the risks of AI technology if third-party service providers or any counterparties, whether or not known to the Fund, also use AI technology in their business activities. The Fund and its service providers may not be in a position to control the use of AI technology in third-party products or services.
Use of AI technology could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming accessible by other third-party AI technology applications and users.
Independent of its context of use, AI technology is generally highly reliant on the collection and analysis of large amounts of data, may incorporate biased or inaccurate data, and it is not possible or practicable to incorporate all relevant data into the models that AI technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error, or could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI technology. The output or results of any such AI technologies may therefore be incomplete, erroneous, distorted or misleading. Further, AI tools may lack transparency as to how data is utilized and how outputs are generated. AI technologies may also allow the unintended introduction of vulnerabilities into infrastructures and applications. To the extent that the Fund or its portfolio investments are exposed to the risks of AI technology use, any such inaccuracies or errors could have adverse impacts on the Fund or its investments.
Regulations related to AI technology could also impose certain obligations and costs related to monitoring and compliance. For example, in April 2023, the Federal Trade Commission, U.S. Department of Justice, Consumer Financial Protection Bureau, and U.S. Equal Employment Opportunity Commission released a joint statement on artificial intelligence demonstrating interest in monitoring the development and use of automated systems and enforcement of their respective laws and regulations. In October 2023, an executive order established new standards for AI safety and security. In addition to the U.S. regulatory framework, in 2024, the EU adopted the Artificial Intelligence Act, which applies to certain AI technology and the data used to train, test, and deploy them, which may create additional compliance burdens, higher administrative costs, and significant penalties should the Fund, the adviser, or the Fund’s portfolio investments fail to comply.
AI technology and its applications, including in the investment and financial sectors, continue to develop rapidly, and it is impossible to predict the future risks that may arise from such developments. The full extent of current or future risks related thereto is not possible to predict, and the Fund may not be able to anticipate, prevent, mitigate, or remediate all of the potential risks, challenges, or impacts of such changes.
While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Fund and its adviser seek to reduce these risks through controls, procedures and oversight, including establishing business continuity plans and risk management systems. However, there are inherent limitations in such plans and systems, including the possibility that certain risks that may affect the Fund have not been identified or may emerge in the future; that such plans and systems may not completely eliminate the occurrence or mitigate the effects of operational or information security disruptions or failures or of cybersecurity incidents; or that prevention and remediation efforts will not be successful or that incidents will go undetected. The Fund cannot control the systems, information security or other cybersecurity of the issuers in which it invests or its service providers, counterparties, and other third parties whose activities affect the Fund.
Lastly, the regulatory climate governing cybersecurity and data protection is developing quickly and may vary considerably across jurisdictions. Regulators continue to develop new rules and standards related to cybersecurity and data protection. Compliance with evolving regulations can be demanding and costly, requiring substantial resources to monitor and implement required changes.
Misconduct of Employees and of Service Providers Risk
Misconduct or misrepresentations by employees of the Advisor or the Fund’s service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisor’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Advisor will identify or prevent any such misconduct.
Portfolio Turnover Risk
The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.
Anti-Takeover Provisions Risk
The Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end
status or to change the composition of the Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See “Certain Provisions of the Charter and Bylaws.”
HOW THE FUND MANAGES RISK
Investment Limitations
The Fund has adopted certain investment
limitations
designed to limit investment risk. Some of these limitations are fundamental and thus may not be changed without the approval of the holders of a majority of the outstanding common shares. See “Investment Objective and Policies—Investment Restrictions” in the SAI.

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The restrictions and other limitations set forth throughout this Prospectus and in the SAI apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.
Strategic Transactions
The Fund may use certain Strategic Transactions designed to limit the risk of price fluctuations of securities and to preserve capital. These Strategic Transactions include using swaps, financial futures contracts, options on financial futures or options based on either an index of long-term securities, or on securities whose prices, in the opinion of the Advisor, correlate with the prices of the Fund’s investments. There can be no assurance that Strategic Transactions will be used or used effectively to limit risk, and Strategic Transactions may be subject to their own risks.
MANAGEMENT OF THE FUND
Directors and Officers
The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Advisor. There are nine Directors. A majority of the Directors are Independent Directors. The name and business address of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.
Investment Adviser
The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, is a majority-owned subsidiary of BlackRock.
BlackRock is a leading publicly traded investment management firm with $13.9 trillion of assets under management as of March 31, 2026. BlackRock provides a broad range of investment and technology services to institutional and retail clients worldwide. BlackRock has over 35 years of experience managing closed-end
products and, as of March 31, 2026, advised a registered
closed-end
family of 36 exchange-listed funds with approximately $44 billion in assets. BlackRock is independent in ownership and governance, with no single majority shareholder and a majority of independent directors.
BlackRock is independent in ownership and governance, with no single majority shareholder and a majority of independent directors.
Investment Philosophy
The Advisor is responsible for implementing the Fund’s overall strategy, including the allocation and periodic reallocation of the Fund’s assets among the common stocks in which the Fund invests and implementation of the Fund’s option strategy. In this capacity, the Advisor will seek to invest the Fund’s assets in the common stocks of issuers selected through application of the Fund’s investment strategy as well as writing (selling) covered options on securities, indices, sectors and baskets of securities.
Portfolio Managers
The members of the portfolio management team who are primarily responsible for the day-to-day management
of the Fund’s portfolio are as follows:
Kyle G. McClements
, CFA, Managing Director, is the Global Lead of the Defined Outcome Pillar within the Derivatives and Digital Assets Portfolio Management team in the BlackRock Global Markets (BGM) division. He is responsible for overseeing derivative-based strategies across multiple asset classes and investment vehicles, including BlackRock’s equity closed-end funds.

Mr. McClements’ service with the firm started in 2004 as a part of State Street Research & Management (SSRM), which merged with BlackRock in 2005. At SSRM, Mr. McClements was a Vice President and senior derivatives strategist responsible for equity derivative strategy and trading in the Quantitative Equity Group. Prior to joining SSRM, Mr. McClements was a senior trader/analyst at Deutsche Asset Management, responsible for derivatives, equity program, technology and energy sector, and foreign exchange trading. Mr. McClements began his career in 1994 as a derivatives analyst with Donaldson Lufkin & Jenrette responsible for pricing and performance analytics for the derivatives trading desk.
Mr. McClements holds a BA degree in economics and political science from the University of Pennsylvania and an MBA degree in finance and corporate accounting from the University of Rochester. He is a CFA charterholder.
Ibrahim Kanan
, Managing Director, is a member of the Fundamental Equities division of BlackRock’s Portfolio Management Group. Mr. Kanan is the lead portfolio manager for BlackRock’s US Core Equity Strategy portfolios. Before joining BlackRock in 2014, Mr. Kanan was an investment professional at private-equity firm Global Infrastructure Partners where he was responsible for new and existing investments within the midstream oil & gas, power and infrastructure sectors. He started his career in the Investment Banking division of Goldman Sachs in New York. Mr. Kanan earned a BS degree in Mechanical Engineering from MIT and an MBA degree from Harvard Business School.
Sally Du
, CFA, Director, is a member of the Fundamental Equities division of BlackRock’s Portfolio Management Group. She is a co-portfolio
manager for BlackRock’s US Core Equity Strategy and US Growth Strategy portfolios. Ms. Du also leads Fundamental Equities’ Quantitative Strategies team. In her role, Sally integrates a systematic approach into the fundamental investing process. Ms. Du began her career at BlackRock in 2007. Ms. Du holds a master’s degree in engineering from Columbia University and a bachelor’s degree in mathematics with honors from the University of California, Berkeley. She is a CFA charterholder.
Sinan Kunt
, Director, is a Senior Portfolio Manager within BlackRock’s Global Markets & Index Investments (BGM) platform, specializing in equity derivatives and digital asset strategies. He is responsible for the development and management of derivative-based investment solutions across mutual funds, ETFs, separate accounts, and institutional portfolios. Mr. Kunt has played a leading role in expanding BlackRock’s buy-write, single-stock option overwriting, equity-linked note (ELN), and structured outcome capabilities, helping deliver innovative income, risk-management, and outcome-oriented strategies to clients. His service with the firm dates back to State Street Research & Management, which merged with BlackRock in 2005. Mr. Kunt earned a BA in Economics and International Relations from Tufts University.
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio management team and the ownership of the Fund’s securities by each portfolio manager.
Investment Management Agreement
Pursuant to an investment management agreement between the Advisor and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Advisor a monthly fee at the annual rate of 0.85% of the aggregate of: (i) the average daily value of the Fund’s net assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. “Net assets” means the total assets of the Fund minus the sum of the accrued liabilities. Because the Fund’s management fee is calculated as a percentage of the Fund’s net assets plus the proceeds of any outstanding debt securities or borrowings used for leverage, during periods in which the Fund is using leverage, the fee paid to the Advisor will be higher than if the Fund did not use leverage.
A discussion regarding the basis for the approval of the Investment Management Agreement by the Board is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2025.

Except as otherwise described in this Prospectus, the Fund pays, in addition to the fees paid to the Advisor, all other costs and expenses of its operations, including compensation of its Directors (other than those affiliated with the Advisor), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.
The Fund and the Advisor have entered into the Fee Waiver Agreement, pursuant to which the Advisor has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Advisor or its affiliates and other exchange-traded products sponsored by the Advisor or its affiliates, in each case that have a contractual management fee, through June 30, 2028. In addition, pursuant to the Fee Waiver Agreement, the Advisor has contractually agreed to waive its management fees by the amount of management fees the Fund pays to the Advisor indirectly through its investment in money market funds advised by the Advisor or its affiliates, through June 30, 2028. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Advisor and the Fund (including by a majority of the Fund’s Independent Directors). Neither the Advisor nor the Fund is obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Independent Directors or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Advisor.
Administration and Accounting Services
State Street Bank and Trust Company provides certain administration and accounting services to the Fund pursuant to an Administration and Trust Accounting Services Agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street Bank and Trust Company provides the Fund with, among other things, customary fund accounting services, including computing the Fund’s NAV and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax compliance and other oversight activities. For these and other services it provides to the Fund, State Street Bank and Trust Company is paid a monthly fee from the Fund at an annual rate ranging from 0.0075% to 0.015% of the Fund’s Managed Assets, along with an annual fixed fee ranging from $3,000 to $10,000 for the services it provides to the Fund.
Custodian and Transfer Agent
The custodian of the assets of the Fund is State Street Bank and Trust Company, whose principal business address is One Congress Street, Boston, Massachusetts 02114. The custodian is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.
Computershare Trust Company, N.A., whose principal business address is 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s transfer agent with respect to the common shares.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, whose principal business address is 115 Federal Street, Boston, Massachusetts 02110, is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.
NET ASSET VALUE
The NAV of the Fund’s common shares will be computed based upon the value of the Fund’s portfolio securities and other assets. NAV per common share will be determined as of the close of the regular trading session on the NYSE on each business day on which the NYSE is open for trading. The Fund calculates NAV per common share by subtracting the Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of the Fund), and the liquidation value of any outstanding preferred shares of the Fund from the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Fund outstanding.
Valuation of securities held by the Fund is as follows:
Equity Investments
. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by the Fund on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If the Fund holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which the Fund values such security, the prior day’s price will be used, unless the Advisor determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed-Income Investments.
Fixed-income securities are generally valued using bid prices provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with the Advisor’s policies and procedures (the “Valuation Procedures”). The pricing services may use valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless such method does not represent fair value. Certain fixed-income investments including asset-backed and mortgage-related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the issuer, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.
Options, Futures, Swaps and Other Derivatives.
Exchange-traded equity options (except ETF options, equity index options or those that are customized) for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by the Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which the Fund values such option, the prior day’s price will be used, unless the Advisor determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. Customized exchange-traded equity options, ETF options, equity index options and OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds.
Shares of underlying
open-end
funds (including money market funds) are valued at NAV. Shares of underlying exchange-traded closed-end
funds and ETFs will be valued at their most recent closing price.
General Valuation Information.
Prices obtained from independent third party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
In determining the market value of portfolio investments, the Fund may employ independent third-party pricing services, which may use, without limitation, evaluated pricing methods that take into consideration market indexes, matrices, yield curves and other specified inputs and assumptions. This may result in the assets being valued at a price different from the price that would have been determined had the evaluated pricing method not been used. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for assets that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Advisor, the Fund’s valuation designee, as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by the Fund (including restricted securities and private market investments, as applicable) are valued at fair value as determined in good faith by the Advisor pursuant to the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.
Certain of the securities acquired by the Fund may be traded on foreign exchanges or OTC markets on days on which the Fund’s NAV is not calculated. In such cases, the NAV of the Fund’s shares may be significantly affected on days when investors can neither purchase nor sell shares of the Fund.
Fair Value.
When market quotations are not readily available or are believed by the Advisor to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by the Advisor in accordance with the Valuation Procedures. Pursuant to Rule
2a-5
under the Investment Company Act, the Board has designated the Advisor as the valuation designee for the Fund. The Advisor may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if the Advisor believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the Advisor determines, in its reasonable business judgment, that an event that has occurred after the close of trading for an asset or liability but prior to or at the time of pricing the Fund’s assets or liabilities, is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that the Advisor is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign assets, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign assets in one or more
non-U.S.
markets following the close of the local markets to the prices that might have prevailed as of the Fund’s pricing time.
The Advisor’s Rule
2a-5
Committee is responsible for reviewing and approving methodologies by investment type and significant inputs used in the fair valuation of Fund assets or liabilities. In addition, the Fund’s accounting agent assists the Advisor by periodically endeavoring to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers. The Advisor regularly evaluates the values assigned to the securities and other assets and liabilities of the Fund.
When determining the price for a Fair Value Asset, the Advisor will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length
transaction on the date on which the asset or liability is being valued and does not seek to determine the price the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the Advisor deems relevant at the time of the determination, and may be based on analytical values determined by the Advisor using proprietary or third-party valuation models. Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an investment, one or more fair value methodologies may be used (depending on certain factors, including the asset type). For example, the investment may be initially priced based on the original cost of the investment or, alternatively, using proprietary or third-party models that may rely upon one or more unobservable inputs. Prices of actual, executed or historical transactions in the relevant investment (or comparable instruments) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar instruments, may also be used as a basis for establishing the fair value of an investment.
The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.
Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities, to the extent such rules become more stringent, would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.

DISTRIBUTIONS
The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to holders of the Fund’s common shares. The Fund will pay common shareholders at least annually all or substantially all of its investment company taxable income. The Investment Company Act generally limits the Fund to one capital gain distribution per year, subject to certain exceptions, including as discussed below in connection with the Distribution Plan.
The Fund, acting pursuant to a SEC exemptive order and with the approval of the Fund’s Board, has adopted a managed distribution plan, consistent with its investment objective and policies, to support a level distribution of income, capital gains and/or return of capital (the “Distribution Plan”). Under the Distribution Plan, the Fund will distribute all available net income to its shareholders as required by the Code. If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. A return of capital distribution may involve a return of the shareholder’s original investment. Though not currently taxable, such a distribution may lower a shareholder’s basis in the Fund, thus potentially subjecting the shareholder to future tax consequences in connection with the sale of Fund shares, even if sold at a loss to the shareholder’s original investment. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, the Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Distribution Plan. The Fund’s total return performance on NAV will be presented in its financial highlights table, which will be available in the Fund’s shareholder reports, every six months.
The Board may amend, suspend or terminate the Distribution Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Distribution Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please see “Risks” for a more complete description of the Fund’s risks.
The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Fund may make total distributions during a fiscal year in an amount that exceeds the Fund’s earnings and profits for U.S. federal income tax purposes. In such situations, the amount by which the Fund’s total distributions exceed earnings and profits would generally be treated as a return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares.
Various factors will affect the level of the Fund’s net investment income, such as its asset mix and the Fund’s use of options and hedging. To permit the Fund to maintain more stable monthly distributions and to the extent consistent with the distribution requirements imposed on regulated investment companies by the Code, the Fund may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount actually earned by the Fund during that month. Undistributed earnings will increase the Fund’s NAV and, correspondingly, distributions from undistributed earnings and from capital, if any, will reduce the Fund’s NAV. The Fund intends to distribute any long-term capital gains not distributed under the Distribution Plan annually.

Under normal market conditions, the Advisor will seek to manage the Fund in a manner such that the Fund’s distributions are reflective of the Fund’s current and projected earnings levels. The distribution level of the Fund is subject to change based upon a number of factors, including the current and projected level of the Fund’s earnings, and may fluctuate over time.
The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to common shareholders.
Shareholders will automatically have all dividends and distributions reinvested in shares of the common shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless an election is made to receive cash by contacting the Reinvestment Plan Agent (as defined herein), at (800)
699-1236.
See “Dividend Reinvestment Plan.”
DIVIDEND REINVESTMENT PLAN
Please refer to the section of the Fund’s most recent annual report on Form
N-CSR
entitled “Automatic Dividend Reinvestment Plan”, which is incorporated by reference herein, for a discussion of the Fund’s dividend reinvestment plan.
RIGHTS OFFERINGS
The Fund may in the future, and at its discretion, choose to make offerings of rights to its shareholders to purchase common shares. Rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the rights. In connection with a rights offering to shareholders, we would distribute certificates or other documentation (
i.e.
, rights cards distributed in lieu of certificates) evidencing the rights and a Prospectus Supplement to our shareholders as of the record date that we set for determining the shareholders eligible to receive rights in such rights offering. Any such future rights offering will be made in accordance with the Investment Company Act. Under the laws of Maryland, the Board is authorized to approve rights offerings without obtaining shareholder approval.
The staff of the SEC has interpreted the Investment Company Act as not requiring shareholder approval of a transferable rights offering to purchase common shares at a price below the then current NAV so long as certain conditions are met, including: (i) a good faith determination by a fund’s board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.
The applicable Prospectus Supplement would describe the following terms of the rights in respect of which this Prospectus is being delivered:

•	the period of time the offering would remain open;

•	the underwriter or distributor, if any, of the rights and any associated underwriting fees or discounts applicable to purchases of the rights;

•	the title of such rights;

•	the exercise price for such rights (or method of calculation thereof);

•	the number of such rights issued in respect of each share;

•	the number of rights required to purchase a single share;

•	the extent to which such rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such rights;

•	the date on which the right to exercise such rights will commence, and the date on which such right will expire (subject to any extension);

•	the extent to which such rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege; and

•	termination rights we may have in connection with such rights offering.
A certain number of rights would entitle the holder of the right(s) to purchase for cash such number of common shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the Prospectus Supplement relating to the rights offered thereby. Rights would be exercisable at any time up to the close of business on the expiration date for such rights set forth in the Prospectus Supplement. After the close of business on the expiration date, all unexercised rights would become void. Upon expiration of the rights offering and the receipt of payment and the rights certificate or other appropriate documentation properly executed and completed and duly executed at the corporate trust office of the rights agent, or any other office indicated in the Prospectus Supplement, the common shares purchased as a result of such exercise will be issued as soon as practicable. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement.
TAX MATTERS
The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s common shares. A more detailed discussion of the tax rules applicable to the Fund and its common shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Except as otherwise noted, this discussion assumes you are a taxable U.S. holder (as defined below) and that you hold your common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service, possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its common shareholders.
 The Fund has not sought and will not seek any ruling from the Internal Revenue Service regarding any matters discussed herein. No assurance can be given that the Internal Revenue Service would not assert, or that a court would not sustain, a position contrary to those set forth below. This summary does not discuss any aspects of
non-U.S.,
state or local tax.
The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.
In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as without limitation, a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt
organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction, trader in securities that has elected the mark-to-market
method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of Section 451(b) of the Code, or
non-U.S.
investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes, whose status as a U.S. person is not overridden by an applicable tax treaty.

Taxation of the Fund
The Fund has elected to be treated as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the Fund must, among other things, satisfy certain requirements relating to the sources of its income, diversification of its assets, and distribution of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code) (the “90% gross income test”). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the total assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, any two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.”
As long as the Fund qualifies as a RIC, the Fund will generally not be subject to corporate-level U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its net tax-exempt
interest income, if any, and (ii) its “investment company taxable income” (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than “net capital gain” (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid. The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.
The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year
period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
If in any taxable year the Fund should fail to qualify under Subchapter M of the Code for tax treatment as a RIC, the Fund would incur a regular corporate U.S. federal income tax upon all of its taxable income for that year, and all distributions to its shareholders (including distributions of net capital gain) would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s earnings and profits. Provided that certain holding period and other requirements were met, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, to qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in
gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in
gain recognized for a period of five years.
The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.
The Fund’s Investments.
Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market,
constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to common shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC. Additionally, the Fund may be required to limit its activities in derivative instruments in order to enable it to maintain its RIC status.
The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a RIC or to avoid the imposition of U.S. federal income or excise tax.
Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Fund in order to qualify as a RIC and avoid U.S. federal income tax or the 4% excise tax on undistributed income) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt security matures.
If the Fund purchases a debt security on a secondary market at a price lower than its adjusted issue price, the excess of the adjusted issue price over the purchase price is “market discount.” Unless the Fund makes an election to accrue market discount on a current basis, generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments. If the Fund ultimately collects less on the debt instrument than its purchase price plus the market discount previously included in income, the Fund may not be able to benefit from any offsetting loss deductions.
The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.
Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.
Because the Fund may invest in foreign securities, its income from such securities may be subject to
non-U.S.
taxes.
Foreign currency gain or loss on foreign currency exchange contracts,
non-U.S.
dollar-denominated securities contracts, and
non-U.S.
dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.
Income from options on individual securities written by the Fund will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.
Index options that qualify as “section 1256 contracts” will generally be
“marked-to-market”
for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market
rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements.
“Mark-to-market”
losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.
Taxation of Common Shareholders
The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund expects to report the retained amount as undistributed capital gain in a notice to its common shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).
Distributions paid to you by the Fund from its net capital gain, if any, that the Fund properly reports as capital gain dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits, other than exempt-interest dividends (“ordinary income dividends”) are generally subject to tax as ordinary income. Provided that certain holding period and other requirements are met, ordinary income dividends (if properly reported by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as “qualified dividend income” eligible to be taxed at long-term capital gains rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). There can be no assurance as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income or be eligible for the dividends received deduction.
Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Fund distribution that is treated as a return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.
Common shareholders may be entitled to offset their capital gain dividends with capital losses. The Code contains a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, common shareholders that have capital losses are urged to consult their tax advisers.
Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to common shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund(except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.
The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing common shares just prior to the record date of a distribution will receive a distribution which will be taxable to them even though it represents, economically, a return of invested capital.
The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

The sale or other disposition of common shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or other disposition of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you recognize on a sale or other disposition of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a
61-day
period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.
If the Fund liquidates, shareholders generally will realize capital gain or loss upon such liquidation in an amount equal to the difference between the amount of cash or other property received by the shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the shareholder’s adjusted tax basis in its common shares. Any such gain or loss will be long-term if the shareholder is treated as having a holding period in the Fund shares of greater than one year, and otherwise will be short-term.
Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate
taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at a reduced maximum rate. The deductibility of capital losses is subject to limitations under the Code.
Certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s common shares.
A common shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any gain or income realized by a foreign investor in respect of any distribution of exempt-interest dividends or net capital gain (including amounts credited as an undistributed capital gain dividend) or upon the sale or other disposition of common shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s common shares.
Ordinary income dividends properly reported by a RIC are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, its U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over its long-term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its
non-U.S.
status (including, in general, furnishing an IRS Form
W-8BEN,
W-8BEN-E
or substitute Form). In the case of common shares held through an intermediary, the intermediary may have withheld tax even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.
In addition, withholding at a rate of 30% will apply to dividends paid in respect of common shares of the Fund held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons and by certain
non-U.S.
entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which common shares of the Fund are held will affect the determination of whether such withholding is required. Similarly, dividends paid in respect of common shares of the Fund held by an investor that is a non-financial
foreign entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund or applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. The Fund will not pay any additional amounts to common shareholders in respect of any amounts withheld. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund’s common shares.
U.S. federal backup withholding tax may be required on dividends, distributions and sale proceeds payable to certain non-exempt
common shareholders who fail to supply their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the Internal Revenue Service.
Ordinary income dividends, capital gain dividends, and gain from the sale or other disposition of common shares of the Fund also may be subject to state, local, and/or foreign taxes. Common shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal, state, local or foreign tax consequences to them of investing in the Fund.
The foregoing is a general and abbreviated summary of certain provisions of the Code and the Treasury regulations currently in effect as they directly govern the taxation of the Fund and its common shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Additional discussion of the tax rules applicable to the Fund and its common shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Common shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.
Please refer to the SAI for additional information. You are urged to consult your tax adviser.
TAXATION OF HOLDERS OF RIGHTS
The value of a right will not be includible in the income of a common shareholder at the time the right is issued.
The basis of a right issued to a common shareholder will be zero, and the basis of the share with respect to which the subscription right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the right on the date of distribution is at least 15% of the fair market value of the old share, or (b) such shareholder affirmatively elects (in the manner set out in Treasury regulations under the Code) to allocate to the subscription right a portion of the basis of the old share. If either (a) or (b) applies, then except as described below such shareholder must allocate basis between the old share and the right in proportion to their fair market values on the date of distribution.
The basis of a right purchased in the market will generally be its purchase price.
The holding period of a right issued to a common shareholder will include the holding period of the old share. No gain or loss will be recognized by a common shareholder upon the exercise of a right.
No loss will be recognized by a common shareholder if a right distributed to such common shareholder expires unexercised because the basis of the old share may be allocated to a right only if the right is exercised. If a right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the right.
Any gain or loss on the sale of a right will be a capital gain or loss if the right is held as a capital asset (which in the case of rights issued to common shareholders will depend on whether the old share of beneficial interest is held as a capital asset), and will be a long-term capital gain or loss if the holding period is deemed to exceed one year.
CERTAIN PROVISIONS OF THE CHARTER AND BYLAWS
The Fund’s Charter and Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.
The Fund has elected to be subject to the provisions of
Section 3-803
of the Maryland General Corporation Law. Pursuant to this election, the Board was divided into three classes. At each annual meeting of shareholders, or special meeting in lieu thereof, the term of only one class of Directors expires and only the Directors in that one class stand for re-election.
Directors standing for election at an annual meeting of shareholders or special meeting in lieu thereof are elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Director elected by shareholders may be removed from office, with or without cause, but only by action taken by shareholders of at least 66 2/3% of the shares of stock then entitled to vote in an election to fill that directorship.
In addition, the Charter requires the favorable vote of the holders of at least 66 2/3% of the Fund’s outstanding shares entitled to vote on the matter to approve, adopt or authorized the following:

•	a merger or consolidation or statutory share exchange of the Fund with any other corporation;

•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities); or

•	a liquidation or dissolution of the Fund;
unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds
of the total number of Directors fixed in accordance with the Bylaws, in which case the affirmative vote of a majority of the Fund’s outstanding shares is required.
In addition, conversion of the Fund to an
open-end
investment company would require an amendment to the Fund’s Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund’s outstanding shares of capital stock entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds
of the total number of Directors fixed in accordance with the Bylaws). Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the shareholders. Shareholders of an open-end
investment company may require the company to redeem their common shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund is converted to an open-end
investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on a stock exchange.
The Charter and Bylaws provide that the Board of Directors has the power, to the exclusion of shareholders, to make, alter or repeal any of the Bylaws (except for any Bylaw specified not to be amended or repealed by the Board), subject to the requirements of the Investment Company Act. Neither this provision of the Charter, nor certain other provisions of the Charter, including the foregoing provisions of the Charter requiring the affirmative vote of 66 2/3% of shares of capital stock of the Fund, can be amended or repealed except by the vote of such required number of shares.
The Board of Directors has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of shareholders generally. Reference should be made to the Charter on file with the SEC for the full text of these provisions.
The Fund’s Bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions) in the case of an annual meeting, and not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs, in the case of a special meeting in lieu of an annual meeting. Any notice by a shareholder must be accompanied by certain information as provided in the Bylaws.
The Maryland General Corporation Law provides that a Maryland corporation that has a class of securities registered under the Exchange Act and has at least three independent directors can elect to be subject to certain corporate governance provisions that may be inconsistent with the corporation’s charter or bylaws by provision in its (A) charter or (B) bylaws or a resolution of its board of directors, and documented pursuant to the filings of articles supplementary. Under the applicable statute, a board of directors may classify itself without the vote of shareholders. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws, (i) reserve for itself the right to fix the number of directors; (ii) retain for itself sole authority to fill vacancies created by an increase in the size of the board of directors or the death, removal or resignation of a director; (iii) provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum; and (iv) provide that a special meeting of shareholders may be called by the secretary of such corporation only upon the written request of the shareholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. Any director elected to fill such vacancy shall hold office for the remainder of the unexpired term and until his or her successor is elected and qualified. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without shareholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. The Fund is not prohibited from implementing any or all of the statute.
Pursuant to the Fund’s Bylaws and Charter, the Fund has elected to be subject to a specific provision of the statute such that, at all times that the Fund is eligible to make that election, all vacancies on the Board of

Directors resulting from an increase in the size of the Board or the death, resignation or removal of a Director, may be filled only by the affirmative vote of a majority of the remaining Directors, even if the remaining Directors do not constitute a quorum.
CLOSED-END
FUND STRUCTURE
The Fund is a diversified,
closed-end
management investment company (commonly referred to as a
closed-end
fund).
Closed-end
funds differ from
open-end
funds (which are generally referred to as mutual funds) in that closed-end
funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end
fund you must trade them on the stock exchange like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors and closed-end
funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end
funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.
Shares of
closed-end
funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV. See “Repurchase of Common Shares” below and “Repurchase of Common Shares” in the SAI. The Board might also consider converting the Fund to an open-end
mutual fund, which would also require a vote of the shareholders of the Fund.
REPURCHASE OF COMMON SHARES
Shares of
closed-end
investment companies often trade at a discount to their NAVs and the Fund’s common shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of the Fund’s common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Fund’s NAV, general market and economic conditions, market sentiment and other factors beyond the control of the Fund. See “Net Asset Value” and “Description of Capital Stock—Common Shares.” Although the Fund’s common shareholders will not have the right to redeem their common shares, the Fund may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from NAV.
There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares’ trading at a price which approximates their NAV. Although share repurchases and tender offers could have a favorable effect on the market price of the Fund’s common shares, you should be aware that the acquisition of common shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any borrowings or preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with the requirements of the Exchange Act, the Investment Company Act and the principal stock exchange on which the common shares are traded. For additional information, see “Repurchase of Common Shares” in the SAI.

PLAN OF DISTRIBUTION
We may sell common shares, including to existing shareholders in a rights offering, through underwriters or dealers, directly to one or more purchasers (including existing shareholders in a rights offering), through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our common shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale. In the case of a rights offering, the applicable Prospectus Supplement will set forth the number of our common shares issuable upon the exercise of each right and the other terms of such rights offering.
The distribution of our common shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. Sales of our common shares may be made in transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.
We may sell our common shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.
In connection with the sale of our common shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our common shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our common shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our common shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum amount of compensation to be received by any Financial Industry Regulatory Authority member or independent broker-dealer will not exceed eight percent for the sale of any securities being offered pursuant to Rule 415 under the Securities Act. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.
If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional common shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any over-allotments.
Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our common shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.
If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our common shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the common shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.
To the extent permitted under the Investment Company Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.
A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.
In order to comply with the securities laws of certain states, if applicable, our common shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.
INCORPORATION BY REFERENCE
This Prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this Prospectus the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings on or after the date of this Prospectus from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this Prospectus and any accompanying prospectus supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this Prospectus. Any statement in a document incorporated by reference into this Prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this Prospectus or (2) any other subsequently filed document that is incorporated by reference into this Prospectus modifies or supersedes such statement. The documents incorporated by reference herein include:

•	The Fund’s SAI, dated July 15, 2026, filed with this Prospectus;

•	the Fund’s annual report on Form N-CSR for the fiscal year ended December 31, 2025 filed with the SEC on March 5, 2026;

•	the Fund’s Current Report on Form 8-K (other than information furnished rather than filed) filed with the SEC on January 21, 2025; and

•
the description of the Fund’s common shares contained in our Registration Statement on Form
8-A
(File
No. 001-32152)
filed with the SEC on April 23, 2004, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

The Fund will provide without charge to each person, including any beneficial owner, to whom this Prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this Prospectus or the accompanying prospectus supplement. You should direct requests for documents by calling:
Client Services Desk
(800)
882-0052

The Fund makes available this Prospectus, the SAI and the Fund’s annual and semi-annual reports, free of charge, at http://www.blackrock.com. You may also obtain this Prospectus, the SAI, other documents incorporated by reference and other information the Fund files electronically, including reports and proxy statements, on the SEC website (http://www.sec.gov) or with the payment of a duplication fee, by electronic request at publicinfo@sec.gov. Information contained in, or that can be accessed through, the Fund’s website is not incorporated by reference into this Prospectus and should not be considered to be part of this Prospectus or the accompanying prospectus supplement.
BLACKROCK PRIVACY PRINCIPLES
BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public
personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information, and why in certain cases we may share such information with select other parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal
non-public
information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your broker-dealer, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.
BlackRock does not sell or disclose to
non-affiliated
third parties any
non-public
personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated
third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public
personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public
personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

15,000,000 Shares
BLACKROCK ENHANCED LARGE CAP CORE FUND, INC.
Shares of Common Stock
Rights to Purchase Shares of Common Stock

PROSPECTUS
July 15, 2026

The information in this Prospectus Supplement is not complete and may be changed. BlackRock Enhanced Large Cap Core Fund, Inc. may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus Supplement is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [
●
], 2026
Filed Pursuant to Rule 424(b)([●])
Registration Statement
No. 333-[●]
PROSPECTUS SUPPLEMENT
(To Prospectus dated [●], 2026)
BLACKROCK ENHANCED LARGE CAP CORE FUND, INC.
Up to [
●
] Shares of Common Stock

BlackRock Enhanced Large Cap Core Fund, Inc. (the “Fund,” “we,” “us” or “our”) is offering for sale [●] shares of our common stock (“common shares”). Our common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “CII.” As of the close of business on [●], 2026, the last reported net asset value per share of our common shares was $[●] and the last reported sales price per share of our common shares on the NYSE was $[●].
The Fund is a diversified,
closed-end
management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund’s investment objective is to provide current income and capital appreciation. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940). The Fund’s investment adviser is BlackRock Advisors, LLC (the “Advisor”).
Sales of our common shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.
Investing in the Fund’s common shares involves certain risks that are described in the “Risks” section beginning on page 21 of the accompanying Prospectus.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
[●], 2026
This Prospectus Supplement, together with the accompanying Prospectus, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus Supplement and the accompanying Prospectus, which contain important information, before deciding whether to invest in the common shares. You should retain the accompanying Prospectus and this Prospectus Supplement for future reference. A Statement of Additional Information (the “SAI”), dated [●], 2026 containing additional information about the Fund, has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus Supplement and the accompanying Prospectus. This Prospectus Supplement, the accompanying Prospectus and the SAI are part of a “shelf” registration statement filed with the SEC. This Prospectus Supplement describes the specific details regarding this offering, including the method of distribution. If information in this Prospectus Supplement is inconsistent with the accompanying Prospectus or the SAI, you should rely on this Prospectus Supplement. You may call (800)
882-0052,
visit the

Fund’s website (http://www.blackrock.com) or write to the Fund to obtain, free of charge, copies of the SAI and the Fund’s semi-annual and annual reports, as well as to obtain other information about the Fund or to make shareholder inquiries. The SAI, as well as the Fund’s semi-annual and annual reports, are also available for free on the SEC’s website (http://www.sec.gov). You may also
e-mail
requests for these documents to publicinfo@sec.gov. Information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus Supplement or the accompanying Prospectus.
You should not construe the contents of this Prospectus Supplement and the accompanying Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.
The Fund’s common shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. Neither the Fund nor the underwriters have authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to BlackRock Enhanced Large Cap Core Fund, Inc., a Maryland corporation.

S-2

Prospectus Supplement

Prospectus

S-3

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
This Prospectus Supplement, the accompanying Prospectus and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.
Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks” section of the accompanying Prospectus. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act.
Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risks” section of the accompanying Prospectus. We urge you to carefully review that section for a more detailed discussion of the risks of an investment in our common shares.

S-4

PROSPECTUS SUPPLEMENT SUMMARY
The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus Supplement and in the accompanying Prospectus and in the SAI.

The Fund
BlackRock Enhanced Large Cap Core Fund, Inc. is a diversified, closed-end
management investment company. The Fund’s investment objective is to provide current income and capital appreciation. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940). There can be no assurance that the Fund’s investment objectives will be achieved or that the Fund’s investment program will be successful. The Fund’s common shares are listed for trading on the NYSE under the symbol “CII.”

Investment Adviser
BlackRock Advisors, LLC is the Fund’s investment adviser. For its services, the Fund pays the Advisor a monthly fee at the annual rate of 0.85% of the aggregate of: (i) the average daily value of the Fund’s net assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. “Net assets” means the total assets of the Fund minus the sum of the accrued liabilities.

The Offering
[The provisions of the Investment Company Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the net asset value per share of a company’s common shares (calculated within 48 hours of pricing).

Sales of our common shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.]

Use of Proceeds
We currently anticipate that we will be able to invest all of the net proceeds of any sales of common shares pursuant to this Prospectus Supplement in accordance with our investment objective and policies as described in the accompanying Prospectus under “The Fund’s Investments” within approximately three months of the receipt of such proceeds; however, the identification of appropriate investment

S-5

opportunities pursuant to the Fund’s investment style or changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Pending such investment, it is anticipated that the proceeds will be invested in [short-term investment grade securities]. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy and may be a return of capital.

S-6

SUMMARY OF FUND EXPENSES
The following table and example are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price) (1)	[●]%
Offering expenses borne by the Fund (as a percentage of offering price) (1)	[●]%
Dividend reinvestment plan fees	$[●] per share for open-market purchases of common shares (2)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Management fees (3) (4)	[●]%
Other Expenses (5)	[●]%
Total Annual Expenses	[●]%
Fee Waivers and/or Expense Reimbursements (4)	[●]%

Total Annual Expenses After Fee Waivers and/or Expense Reimbursements (4)	[●]%

(1)	Fund shareholders will pay all offering expenses involved with this offering.
(2)
Computershare Trust Company, N.A.’s (in such capacity, the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by the Fund. However, you will pay a $[●] per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. You will also be charged a $[●] per share fee if you direct the Reinvestment Plan Agent to sell your common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(3)
For its services, the Fund pays the Advisor a monthly fee at the annual rate of 0.85% of the aggregate of: (i) the average daily value of the Fund’s net assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. “Net assets” means the total assets of the Fund minus the sum of the accrued liabilities.

(4)
The Fund and the Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Advisor has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Advisor or its affiliates and other exchange-traded products sponsored by the Advisor or its affiliates, in each case that have a contractual management fee, through June 30, [2028]. In addition, pursuant to the Fee Waiver Agreement, the Advisor has contractually agreed to waive its management fees by the amount of management fees the Fund pays to the Advisor indirectly through its investment in money market funds managed by the Advisor or its affiliates, through June 30, [2028]. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act, of the Fund (the “Independent Directors”)) or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Advisor.

(5)	[Other Expenses are based on estimated amounts for the current fiscal year.]
Example
The following example illustrates the expenses (including the sales load of $[●] and offering costs of $[●]) that you would pay on a $1,000 investment in common shares, assuming (i) the Fee Waiver Agreement described above is only in effect for the first year, since it expires on June 30, [2028], and (ii) a 5% annual return:

	1 Year			3 Years			5 Years			10 Years
Total expenses incurred	$	[	●]	$	[	●]	$	[	●]	$	[	●]
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate, that the rate listed under Total Annual Expenses remains the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

S-7

USE OF PROCEEDS
We estimate the total net proceeds of the offering to be $[●], based on the public offering price of $[●] per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us.
The net proceeds from the issuance of common shares hereunder will be invested in accordance with the Fund’s investment objective and policies as set forth in this Prospectus Supplement and the accompanying Prospectus. We currently anticipate that we will be able to invest all of the net proceeds in accordance with our investment objective and policies within approximately three months of the receipt of such proceeds; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Pending such investment, it is anticipated that the proceeds will be invested in [short-term investment grade securities]. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy and may be a return of capital. A return of capital is a return to investors of a portion of their original investment in the Fund. In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s shares, and therefore, may increase a shareholder’s tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder’s original investments.
CAPITALIZATION
The following table sets forth the unaudited capitalization of the Fund as of [●], 2026, and its adjusted capitalization assuming the common shares available in the offering discussed in this Prospectus Supplement had been issued.
[To be provided.]
PLAN OF DISTRIBUTION
[To be provided.]
LEGAL MATTERS
Willkie Farr & Gallagher LLP, New York, New York, serves as counsel to the Fund. Certain legal matters in connection with the common shares will be passed upon for the Fund by Miles & Stockbridge P.C.
ADDITIONAL INFORMATION
This Prospectus Supplement and the accompanying Prospectus constitute part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the Investment Company Act. This Prospectus Supplement and the accompanying Prospectus omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (http://www.sec.gov).

S-8

BLACKROCK ENHANCED LARGE CAP CORE FUND, INC.
[
●
] Shares of Common Stock
PROSPECTUS SUPPLEMENT
[
●
], 2026
Until [
●
], 2026 (25 days after the date of this Prospectus Supplement), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters.

The information in this Prospectus Supplement is not complete and may be changed. BlackRock Enhanced Large Cap Core Fund, Inc. may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus Supplement is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [
●
], 2026
Filed Pursuant to Rule 424(b)([●])
Registration Statement
No. 333-[●]
PROSPECTUS SUPPLEMENT
(To Prospectus dated [●], 2026)
BLACKROCK ENHANCED LARGE CAP CORE FUND, INC.
[
●
] Rights for [
●
] Shares of Common Stock
Issuable Upon the Exercise of
Transferable Subscription Rights to Acquire Shares of Common Stock

BlackRock Enhanced Large Cap Core Fund, Inc. (the “Fund,” “we,” “us” or “our”) is issuing transferable subscription rights (the “Rights”) to our holders of common stock (the “Common Shareholders”) to subscribe for an aggregate of [●] shares of common stock (each, a “Common Share” and collectively, the “Common Shares”).
The Fund is a diversified,
closed-end
management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund’s investment objective is to provide current income and capital appreciation. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940). The Fund’s investment adviser is BlackRock Advisors, LLC (the “Advisor”).
The Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “CII.” Common Shareholders of record on [●], 2026 (the “Record Date”) will receive [●] Right for each Common Share held. These Rights are transferable and will allow the holders thereof to purchase additional Common Shares. The Rights will be listed for trading on the [●] under the symbol “[●]” during the course of the Rights offering.
The Rights entitle their holders to purchase [●] new Common Share[s] for every [●] Rights held. Any Common Shareholder who owns fewer than [●] Common Shares as of the close of business on the Record Date may subscribe for [●] full Common Share[s]. Common Shareholders as of the close of business on the Record Date who fully exercise all Rights initially issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) will be entitled to subscribe for additional Common Shares that remain unsubscribed as a result of any unexercised Rights. This over-subscription privilege is subject to a number of limitations and subject to allotment.
The subscription price per Common Share (the “Subscription Price”) will be determined based upon a formula equal to [●]% of the average of the last reported sales price of a Common Share on the NYSE on the date on which the Rights offering expires, as such date may be extended from time to time, and each of the [● (●)] preceding trading days (the “Formula Price”). If, however, the Formula Price is less than [●]% of the net asset value (“NAV”) per Common Share at the close of trading on the NYSE on the Expiration Date (as defined below), then the Subscription Price will be [●]% of the Fund’s NAV per Common Share at the close of trading on the NYSE on the Expiration Date. All offering expenses, including sales commissions, will be borne by the Advisor, and not the Fund or any Common Shareholders. The Rights offering will expire at 5:00 p.m., Eastern time, on [●], 2026, unless extended as described in this Prospectus Supplement (the “Expiration Date”).

On [●], 2026 (the last trading date prior to the Common Shares trading ex-Rights),
the last reported net asset value per share of the Common Shares was $[●] and the last reported sales price per share of Common Shares on the NYSE was $[●], representing a [premium] to net asset value of [●]%.
This Prospectus Supplement, together with the accompanying Prospectus, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus Supplement and the accompanying Prospectus, which contain important information, before deciding whether to invest in the Common Shares. You should retain the accompanying Prospectus and this Prospectus Supplement for future reference. A Statement of Additional Information (the “SAI”), dated [●], 2026, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus Supplement and the accompanying Prospectus. This Prospectus Supplement, the accompanying Prospectus and the SAI are part of a “shelf” registration statement filed with the SEC. This Prospectus Supplement describes the specific details regarding this offering, including the method of distribution. If information in this Prospectus Supplement is inconsistent with the accompanying Prospectus or the SAI, you should rely on this Prospectus Supplement. You may call (800)
882-0052,
visit the Fund’s website (http://www.blackrock.com) or write to the Fund to obtain, free of charge, copies of the SAI and the Fund’s semi-annual and annual reports, as well as to obtain other information about the Fund or to make shareholder inquiries. The SAI, as well as the Fund’s semi-annual and annual reports, are also available for free on the SEC’s website (http://www.sec.gov). You may also
e-mail
requests for these documents to publicinfo@sec.gov. Information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus Supplement or the accompanying Prospectus. Common Shareholders please call toll-free at [●] (banks and brokers please call [●]) or please send written requests to [●].
Investing in Common Shares through Rights involves certain risks, including risks of leverage, that are described in the “Special Characteristics and Risks of the Rights Offering” section of this Prospectus Supplement.
SHAREHOLDERS WHO DO NOT FULLY EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE RIGHTS OFFERING, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE RIGHTS OFFERING YOU MAY EXPERIENCE SUBSTANTIAL DILUTION OF THE AGGREGATE NET ASSET VALUE OF YOUR COMMON SHARES DEPENDING UPON WHETHER THE FUND’S NET ASSET VALUE PER COMMON SHARE IS ABOVE OR BELOW THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE. RIGHTS EXERCISED BY A SHAREHOLDER ARE IRREVOCABLE.
THE FUND HAS DECLARED MONTHLY DISTRIBUTIONS PAYABLE ON [
●
], 2026 WITH A RECORD DATE OF [
●
], 2026. ANY COMMON SHARES ISSUED AS A RESULT OF THE RIGHTS OFFERING WILL NOT BE RECORD DATE SHARES FOR THE FUND’S MONTHLY DISTRIBUTION TO BE PAID ON [
●
], 2026, AND WILL NOT BE ENTITLED TO RECEIVE SUCH DISTRIBUTION.
NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Per Common Share		Total (1)
Estimated Subscription Price of Common Shares to shareholders exercising Rights (2)	$	[●]	$	[●]
Underwriting discounts and commissions	$	[●]	$	[●]
Estimated proceeds, before expenses, to the Fund (3) (4)	$	[●]	$	[●]

(1)
Assumes that all Rights are exercised at the estimated Subscription Price (as described below). All of the Rights may not be exercised, and the estimated Subscription Price may be higher or lower than the actual Subscription Price.

(2)
The estimated Subscription Price to the public is based upon [●]% of the last reported sales price of the Fund’s Common Shares on the NYSE on [●], 2026 and each of the [● (●)] preceding trading days. See “Terms of the Rights Offering—Subscription Price.”

(3)
Before deduction of expenses related to the Rights offering, which are estimated approximately at $[●]. Any offering expenses are paid indirectly by shareholders. Such fees and expenses will immediately reduce the net asset value per share of each Common Share purchased by an investor in the Rights offering. The indirect expenses of the offering that shareholders will pay are estimated to be $[●] in the aggregate and $[●] per share. The amount of proceeds to the Fund net of any fees and expenses of the offering are estimated to be $[●] in the aggregate and $[●] per share. Shareholders will not directly bear any offering expenses.

(4)
Funds received by check prior to the final due date of the Rights offering will be deposited into a segregated account pending proration and distribution of Common Shares. The Subscription Agent (as defined in this Prospectus Supplement) may receive investment earnings on the funds deposited into such account.

The Common Shares are expected to be ready for delivery in book-entry form through the [insert depository name] on or about [●], 2026 [, unless extended. If the offering is extended, the Common Shares are expected to be ready for delivery in book-entry form through the [●] on or about [●], 2026.]
You should not construe the contents of this Prospectus Supplement and the accompanying Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.
The Fund’s Common Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
The date of this Prospectus Supplement is [
●
], 2026.
You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. This Prospectus Supplement will be amended to reflect material changes to the information contained herein and will be delivered to shareholders. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to BlackRock Enhanced Large Cap Core Fund, Inc., a Maryland corporation.

Prospectus Supplement

Prospectus

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
This Prospectus Supplement, the accompanying Prospectus and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus and in the SAI. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.
Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks” section of the accompanying Prospectus and “Special Characteristics and Risks of the Rights Offering” in this Prospectus Supplement. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus, or in the SAI, are made as of the date of this Prospectus Supplement or the accompanying Prospectus or SAI, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).
Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risks” section of the accompanying Prospectus as well as in the “Special Characteristics and Risks of the Rights Offering” section of this Prospectus Supplement. We urge you to carefully review those sections for a more detailed discussion of the risks of an investment in the Common Shares.

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Purpose of the Rights Offering	[To come.]

Terms of the Rights Offering
[●] transferable subscription right (a “Right”) will be issued for each share of common stock of BlackRock Enhanced Large Cap Core Fund, Inc. (the “Fund,” “we,” “us” or “our”) (each, a “Common Share,” and collectively, the “Common Shares”) held on the Record Date (as defined below). Rights are expected to trade on the [●] under the symbol “[●].” The Rights will allow Common Shareholders to subscribe for new Common Shares of the Fund. [●] Common Shares of the Fund are outstanding as of [●], 2026. [●] Rights will be required to purchase one Common Share. Shares of the Fund, as a closed-end
fund, can trade at a discount to net asset value (“NAV”). Upon exercise of the Rights offering, Fund shares are expected to be issued at a price below NAV per Common Share. [An over-subscription privilege will be offered, [subject to the right of the Board of Directors of the Fund (the “Board”) to eliminate the over-subscription privilege.] [●] Common Shares of the Fund will be issued if all Rights are exercised. See “Terms of the Rights Offering.”

The Fund has declared monthly distributions payable on [●], 2026 with a record date of [●], 2026. Any Common Shares issued as a result of the Rights offering will not be record date shares for the Fund’s monthly distribution to be paid on [●], 2026, and will not be entitled to receive such distribution.

The exercise of Rights by a Rights holder is irrevocable.

Title	Subscription Rights to Acquire Shares of Common Stock

Subscription Price
The final subscription price per Common Share (the “Subscription Price”) will be determined based upon a formula equal to [●]% of the average of the last reported sales price of the Fund’s Common Shares on the New York Stock Exchange (“NYSE”) on the Expiration Date (as defined below) and each of the [●] preceding trading days (the “Formula Price”). If, however, the Formula Price is less than [●]% of the NAV per Common Share of the Fund’s Common Shares at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be [●]% of the Fund’s NAV per Common Share at the close of trading on the NYSE on that day. See “Terms of the Rights Offering.”

Record Date	Rights will be issued to Common Shareholders of record as of the close of business on [●], 2026 (the “Record Date”). See “Terms of the Rights Offering.”

Number of Rights Issued	[●] Right will be issued in respect of each Common Share of the Fund outstanding as of the close of business on the Record Date. See “Terms of the Rights Offering.”

Number of Rights Required to Purchase One Common Share
A holder of Rights may purchase [●] Common Share of the Fund for every [●] Rights exercised. The number of Rights to be issued to a shareholder as of the close of business on the Record Date will be rounded up to the nearest number of Rights evenly divisible by [●]. See “Terms of the Rights Offering.”

Over-Subscription Privilege
Common Shareholders as of the close of business on the Record Date (“Record Date Shareholders”) who fully exercise all Rights initially issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) generally are entitled, subject to the limitations described herein, to buy those Common Shares, referred to as “primary over-subscription shares,” that were not purchased by other Rights holders at the same Subscription Price. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Common Shares acquired pursuant to the primary over-subscription privilege are subject to allotment.
Holders of
Rights acquired in the secondary market may not participate in the primary over-subscription privilege.

[In addition, the Fund, in its sole discretion, may determine to issue additional Common Shares at the same Subscription Price in an amount of up to [●]% of the shares issued pursuant to the primary subscription, referred to as “secondary over-subscription shares.” Should the Fund determine to issue some or all of the secondary over-subscription shares, they will be allocated only among Record Date Shareholders who submitted over-subscription requests. Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Rights acquired in the secondary market may not participate in the secondary over-subscription privilege. ]

Notwithstanding the above, the Board has the right in its absolute discretion to eliminate the primary over-subscription privilege and/or secondary over-subscription privilege (together, the “over-subscription privilege”) if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the fifth day following the Expiration Date (as defined below). See “Over-Subscription Privilege.”

Any Common Shares issued pursuant to the over-subscription privilege will be shares registered under the Prospectus.

Transfer of Rights	The Rights will be transferable. See “Terms of the Rights Offering,” “Sale of Rights” and “Method of Transferring Rights.”

Subscription Period
The Rights may be exercised at any time after issuance and prior to expiration of the Rights (the “Subscription Period”), which will be [5:00 PM Eastern Time] on [●], 2026 (the “Expiration Date”), unless otherwise extended. See “Terms of the Rights Offering” and “Method of Exercise of Rights.” The Rights offering may be terminated [or extended] by the Fund at any time for any reason before the Expiration Date. If the Fund terminates the Rights offering, the Fund will issue a press release announcing such termination and will direct the Subscription Agent (defined below) to return, without interest, all subscription proceeds received to such shareholders who had elected to purchase Common Shares.

Distribution Arrangements	[●]

Offering Expenses	The expenses of the Rights offering are expected to be approximately $[●] and will be borne by holders of the Fund’s Common Shares. See “Use of Proceeds.”

Sale of Rights
The Rights are transferable until the completion of the Subscription Period and will be admitted for trading on the [●] under the symbol “[●]”. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the [●]

is expected to begin two Business Days prior to the Record Date and may be conducted until the close of trading on the last [●] trading day prior to the Expiration Date. For purposes of this Prospectus Supplement, a “Business Day” shall mean any day on which trading is conducted on the [●].

The value of the Rights, if any, will be reflected by their market price on the [●]. Rights may be sold by individual holders through their broker or financial advisor or may be submitted to the Subscription Agent (defined below) for sale. Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent prior to [5:00 PM, Eastern Time], on or before [●], 2026, [●] Business Days prior to the Expiration Date (or, if the Subscription Period is extended, prior to [5:00 PM, Eastern Time], on the [●] Business Day prior to the extended Expiration Date).

Rights that are sold will not confer any right to acquire any Common Shares in any over-subscription, and any Record Date Shareholder who sells any Rights will not be eligible to participate in the over-subscription privilege, if any.

Trading of the Rights on the [●] will be conducted on a when-issued basis until and including the date on which the Subscription Certificates (as defined below) are mailed to Record Date Shareholders of record and thereafter will be conducted on a regular-way
basis until and including the last [●] trading day prior to the completion of the Subscription Period. The shares are expected to begin trading ex-Rights
one Business Day prior to the Record Date.

If the Subscription Agent receives Rights for sale in a timely manner, the Subscription Agent will use its best efforts to sell the Rights on the [●]. The Subscription Agent will also attempt to sell any Rights attributable to shareholders of record whose addresses are outside the United States, or who have an APO or FPO address. See “Foreign Restrictions.” The Subscription Agent will attempt to sell such Rights, including by first offering such Rights to the Dealer Manager (defined below) for purchase by the Dealer Manager at the then-current market price on the [●]. The Subscription Agent will offer Rights to the Dealer Manager before attempting to sell them on the [●].

Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Subscription Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses (
i.e.
, costs incidental to the sale of Rights).

For a discussion of actions that may be taken by [●] (the “Dealer Manager”) to seek to facilitate the trading market for Rights and the placement of Common Shares pursuant to the exercise of Rights, including the purchase of Rights and the sale during the Subscription Period by the Dealer Manager of Common Shares acquired through the exercise of Rights and the terms on which such sales will be made, see “Plan of Distribution.”

Shareholders are urged to obtain a recent trading price for the Rights on the [●] from their broker, bank, financial advisor or the financial press.

Banks, broker-dealers and trust companies that hold shares for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights will not participate in any over-subscription privilege. See “Terms of the Rights Offering.”

Use of Proceeds
The Fund estimates the net proceeds of the Rights offering to be approximately $[●]. This figure is based on the Subscription Price per Common Share of $[●] ([●]% of the last reported sales price of the Fund’s Common Shares on the NYSE on [●], 2026 and each of the [● (●)] preceding trading days) and assumes all new Common Shares offered are sold and that the expenses related to the Rights offering estimated at approximately $[●] are paid.

The Advisor anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months. Pending such investment, it is anticipated that the proceeds will be invested in [short-term investment grade securities].

Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy and may be a return of capital. A return of capital is a return to investors of a portion of their original investment in the Fund. In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s shares, and therefore, may increase a shareholder’s tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder’s original investments. See “Use of Proceeds.”

Taxation/ERISA	See “Taxation” and “Employee Benefit Plan and IRA Considerations.”

Subscription Agent	[●]. See “Subscription Agent.”

Information Agent	[●]. See “Information Agent.”

DESCRIPTION OF THE RIGHTS OFFERING
Terms of the Rights Offering
The Fund is issuing to Record Date Shareholders Rights to subscribe for Common Shares of the Fund. Each Record Date Shareholder is being issued one transferable Right for each Common Share owned on the Record Date. The Rights entitle the holder to acquire, at a subscription price per Common Share (the “Subscription Price”) determined based upon a formula equal to [●]% of the average of the last reported sales price of the Fund’s Common Shares on the NYSE on the Expiration Date (as defined below) and each of the [●] preceding trading days (the “Formula Price”), [●] new Common Shares for each [●] Rights held. If, however, the Formula Price is less than [●]% of the NAV per share of the Fund’s Common Shares at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be [●]% of the Fund’s NAV per Common Share at the close of trading on the NYSE on that day.
The estimated Subscription Price to the public of $[●] is based upon [●]% of the last reported sales price of the Fund’s Common Shares on the NYSE on [●], 2026. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, Common Shares may be purchased only pursuant to the exercise of Rights in integral multiples of [●]. The number of Rights to be issued to a Record Date Shareholder will be rounded up to the nearest number of Rights evenly divisible by [●]. In the case of Common Shares held of record by Cede & Co. (“Cede”), as nominee for the Depository Trust Company (“DTC”), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by [●]) of the Rights to be received by beneficial owners for whom it is the holder of record only if [insert nominee name] or such other depository or nominee provides to the Fund on or before the close of business on [●], 2026 written representation of the number of Rights required for such rounding. Rights may be exercised at any time during the period (the “Subscription Period”) which commences on [●], 2026, and ends at [5:00 PM Eastern Time] on [●], 2026 (the “Expiration Date”), unless otherwise extended. Shares of the Fund, as a closed-end
fund, can trade at a discount to NAV. Upon exercise of the Rights offering, Fund shares may be issued at a price below NAV per Common Share. The right to acquire one Common Share for each [●] Rights held during the Subscription Period (or any extension of the Subscription Period) at the Subscription Price will be referred to in the remainder of this Prospectus Supplement as the “Rights offering.”
Rights will expire on the Expiration Date and thereafter may not be exercised.
The Fund has declared monthly distributions payable on [●], 2026 with a record date of [●], 2026.
Any Common Shares issued as a result of the Rights offering will not be Record Date shares for the Fund’s monthly distribution to be paid on
[●], 2026,
and will not be entitled to receive such distribution.
The Fund has entered into a dealer manager agreement with [●] (the “Dealer Manager”) that allows the Dealer Manager to take actions to seek to facilitate the trading market for Rights and the placement of Common Shares pursuant to the exercise of Rights. Those actions are expected to involve the Dealer Manager purchasing and exercising Rights during the Subscription Period at prices determined at the time of such exercise, which are expected to vary from the Subscription Price. See “Plan of Distribution” for additional information.
Rights may be evidenced by subscription certificates or may be uncertificated and evidenced by other appropriate documentation (
i.e.
, a rights card distributed to registered shareholders in lieu of a subscription certificate) (“Subscription Certificates”). The number of Rights issued to each holder will be stated on the Subscription Certificate delivered to the holder. The method by which Rights may be exercised and Common Shares paid for is set forth below in “Method of Exercise of Rights,” “Payment for Shares” and “Plan of Distribution.” A holder of Rights will have no right to rescind a purchase after [●] (the “Subscription Agent”) has received payment. See “Payment for Shares” below. It is anticipated that the Common Shares issued pursuant to an exercise of Rights will be listed on the [●].
[Holders of Rights [who are Record Date Shareholders] are entitled to subscribe for additional Common Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations, allotment and the right of the Board to eliminate the primary over-subscription privilege [or secondary] over-subscription privilege. See “Over-Subscription Privilege” below.]
For purposes of determining the maximum number of Common Shares that may be acquired pursuant to the Rights offering, broker-dealers, trust companies, banks or others whose shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf.
The Rights are transferable until the completion of the Subscription Period and will be admitted for trading on the [●] under the symbol “[●].” Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and also sold through the Subscription Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the [●] is expected to begin two Business Days prior to the Record Date and may be conducted until the close of trading on the last [●] trading day prior to the Expiration Date. Trading of the Rights on the [●] is expected to be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders of record and thereafter is expected to be conducted on a regular way basis until and including the last [●] trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below under “Method of Transferring Rights.” The Common Shares are expected to begin trading ex-Rights
one Business Day prior to the Record Date as determined and announced by the [●]. The Rights offering may be terminated or extended by the Fund at any time for any reason before the Expiration Date. If the Fund terminates the Rights offering, the Fund will issue a press release announcing such termination and will direct the Subscription Agent to return, without interest, all subscription proceeds received to such shareholders who had elected to purchase Common Shares.
Nominees who hold the Fund’s Common Shares for the account of others, such as banks, broker-dealers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with proper payment. In addition, beneficial owners of the Common Shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner’s instructions.
[Participants in the Fund’s Dividend Reinvestment Plan (the “Plan”) will be issued Rights in respect of the Common Shares held in their accounts in the Plan. Participants wishing to exercise these Rights must exercise the Rights in accordance with the procedures set forth in “Method of Exercise of Rights” and “Payment for Shares.”]
Conditions of the Rights Offering
The Rights offering is being made in accordance with the Investment Company Act of 1940, as amended (the “Investment Company Act”), without shareholder approval. The staff of the SEC has interpreted the Investment Company Act as not requiring shareholder approval of a transferable rights offering to purchase common shares at a price below the then current NAV so long as certain conditions are met, including: (i) a good faith determination by a fund’s board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

Important Dates to Remember
[Please note that the dates in the table below may change if the Rights offering is extended.]

Event	Date
Record Date	[●], 2026
Subscription Period	[●], 2026 through [●], 2026†
Final Date Rights Will Trade	[●], 2026
Expiration Date*	[●], 2026†
Payment for Common Shares and Subscription Certificate or Notice of Guaranteed Delivery Due*	[●], 2026†
Issuance Date	[●], 2026†
Confirmation Date	[●], 2026†

*
A shareholder exercising Rights must deliver to the Subscription Agent by [5:00 PM Eastern Time] on [●], 2026 (unless the Rights offering is extended) either (a) a Subscription Certificate and payment for Common Shares or (b) a notice of guaranteed delivery and payment for Common Shares.

†	Unless the Rights offering is extended.
[Over-Subscription Privilege
Rights holders [who are Record Date Shareholders and who fully exercise all Rights initially issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share)] are entitled to subscribe for additional Common Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment. The Board has the right in its absolute discretion to eliminate the over-subscription privilege with respect to primary over-subscription shares and secondary over-subscription shares if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the fifth day following the Expiration Date. If the primary over-subscription privilege is not eliminated, it will operate as set forth below.
[Record Date Shareholders who fully exercise all Rights initially issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share)] are entitled to buy those Common Shares, referred to as “primary over-subscription shares,” that were not purchased by other holders of Rights at the same Subscription Price. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising [Record Date Shareholders] who over-subscribe based on the number of Rights originally issued to them by the Fund.
Common Shares acquired pursuant to the over-subscription privilege are subject to allotment.
[In addition, the Fund, in its sole discretion, may determine to issue additional Common Shares at the same Subscription Price in an amount of up to [●]% of the shares issued pursuant to the primary subscription, referred to as “secondary over-subscription shares.” Should the Fund determine to issue some or all of the secondary over-subscription shares, they will be allocated only among Record Date Shareholders who submitted over-subscription requests. Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.
Holders of Rights acquired in the secondary market may not participate in the over-subscription privilege
. In the event that the Subscription Price is lower than the Fund’s NAV per share, any secondary over-subscription shares issued by the Fund will not result in the ratio of the Rights offering exceeding one new share for each three Rights
.
]
Record Date Shareholders who are fully exercising their Rights during the Subscription Period should indicate, on the Subscription Certificate that they submit with respect to the exercise of the Rights issued to them, how many Common Shares they are willing to acquire pursuant to the over-subscription privilege.

To the extent sufficient Common Shares are not available to fulfill all over-subscription requests, unsubscribed Common Shares (the “Excess Shares”) will be allocated pro rata among those Record Date Shareholders who over-subscribe based on the number of Rights issued to them by the Fund. The allocation process may involve a series of allocations in order to assure that the total number of Common Shares available for over-subscriptions is distributed on a pro rata basis.
The formula to be used in allocating the Excess Shares is as follows:

Shareholder’s Record Date Position	X Excess Shares Remaining
Total Record Date Position of All Over-Subscribers
Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the Subscription Period and the number of Common Shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s subscription was exercised in full. [Nominees should also notify holders purchasing Rights in the secondary market that such Rights may not participate in the over-subscription privilege.]
The Fund will not otherwise offer or sell any Common Shares that are not subscribed for pursuant to the primary subscription, the primary over-subscription privilege or the secondary over-subscription privilege pursuant to the Rights offering.]
[Dealer Manager
[●] (previously defined as the “Dealer Manager”), a registered broker-dealer, may also act on behalf of its clients to purchase or sell Rights in the open market and may receive commissions from its clients for such services. Holders of Rights attempting to sell any unexercised Rights in the open market through a broker-dealer other than the Dealer Manager may be charged a different commission and should consider the commissions and fees charged by the broker-dealer prior to selling their Rights on the open market. The Dealer Manager is not expected to purchase Rights as principal for its own account in order to seek to facilitate the trading market for Rights or otherwise. See “Plan of Distribution” for additional information.]
Sale of Rights
The Rights are transferable and will be admitted for trading on the [●] under the symbol “[●].” Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the [●] is expected to begin two Business Days prior to the Record Date and may be conducted until the close of trading on the last [●] trading day prior to the Expiration Date.
The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders through their broker or other financial intermediary. Holders of Rights attempting to sell any unexercised Rights in the open market through their broker or financial advisor may be charged a commission or incur other transaction expenses and should consider the commissions and fees charged prior to selling their Rights on the open market.
[Rights that are sold will not confer any right to acquire any Common Shares in any primary over-subscription privilege or secondary over-subscription privilege, if any, and any Record Date Shareholder who sells any Rights will not be eligible to participate in the primary over-subscription privilege or secondary over-subscription privilege, if any.]
Trading of the Rights on the [●] will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders of record and thereafter will be conducted on a regular-way
basis until and including the last [●] trading day prior to the Expiration Date. The Common Shares are expected to begin trading ex-Rights
one Business Day prior to the Record Date.

Shareholders are urged to obtain a recent trading price for the Rights on the [●] from their broker, bank, financial advisor or the financial press.
Holders of Rights who are unable or do not wish to exercise any or all of their Rights may contact the Subscription Agent to facilitate the sale of any unexercised Rights. The Subscription Agent will contact the Dealer Manager or other brokers in order to assist Rights holders whose Rights are not currently held at a broker-dealer or other applicable financial intermediary to facilitate the sale of the Rights. Shareholders of record whose addresses are outside the United States, or who have an APO or FPO address, are encouraged to contact the Subscription Agent to facilitate the sale of their Rights if they are otherwise unable or unwilling to exercise the Rights. The selling Rights holder will pay all applicable brokerage commissions incurred. There can be no assurance that the Subscription Agent will be able to facilitate the sale of any of Rights and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights.
Method of Transferring Rights
The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.
Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should promptly transfer such Rights to ensure that: (i) the transfer instructions will be received and processed by the Subscription Agent, (ii) a new Subscription Certificate will be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the holder with respect to retained Rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates may be exercised or sold by the recipients thereof prior to the Expiration Date. Neither the Fund nor the Subscription Agent shall have any liability to a transferee or holder of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.
Except for the fees charged by the Subscription Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale, transfer or exercise of Rights will be for the account of the holder of the Rights, and none of these commissions, fees or expenses will be borne by the Fund or the Subscription Agent.
The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Rights may be effected through, the facilities of [insert depository] (Rights exercised through [insert depository] are referred to as “[insert depository] Exercised Rights”).
Subscription Agent
The Subscription Agent is [●]. The Subscription Agent will receive from the Fund an amount estimated to be $[●], comprised of the fee for its services and the reimbursement for certain expenses related to the Rights offering. The shareholders of the Fund will indirectly pay such amount.
Information Agent
INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO: THE INFORMATION AGENT, [●]; HOLDERS PLEASE CALL TOLL-FREE AT [●]; BANKS AND BROKERS PLEASE CALL [●].

Method of Exercise of Rights
Rights may be exercised by completing and signing the Subscription Certificate and delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Common Shares as described below under “Payment for Shares.” Rights may also be exercised through the broker of a holder of Rights, who may charge the holder of Rights a servicing fee in connection with such exercise. See “Plan of Distribution” for additional information regarding the purchase and exercise of Rights by the Dealer Manager.
Completed Subscription Certificates and payment must be received by the Subscription Agent prior to [5:00 PM Eastern Time], on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under “Payment for Shares”). Your broker, bank, trust company or other intermediary may impose a deadline for exercising Rights earlier than [5:00 PM, Eastern Time], on the Expiration Date. The Subscription Certificate and payment should be delivered to the Subscription Agent at the following address:
If By Mail:
BlackRock Enhanced Large Cap Core Fund, Inc.
[●]
If By Overnight Courier:
BlackRock Enhanced Large Cap Core Fund, Inc.
[●]
Payment for Shares
Holders of Rights who acquire Common Shares in the Rights offering may choose between the following methods of payment:

(1)
A holder of Rights can send the Subscription Certificate, together with payment in the form of a check (which must include the name of the shareholder on the check) for the Common Shares subscribed for in the Rights offering and, if eligible, for any additional Common Shares subscribed for pursuant to the over-subscription privilege, to the Subscription Agent based on the Subscription Price. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at one of the addresses noted above prior to [5:00 PM Eastern Time] on the Expiration Date. The Subscription Agent will deposit all share purchase checks received by it prior to the final due date into a segregated account pending proration and distribution of Common Shares. The Subscription Agent will not accept cash as a means of payment for Common Shares.

(2)
Alternatively, a subscription will be accepted by the Subscription Agent if, prior to [5:00 PM Eastern Time] on the Expiration Date, the Subscription Agent has received a written notice of guaranteed delivery by mail or email from a bank, trust company, or a NYSE member, guaranteeing delivery of a properly completed and executed Subscription Certificate. In order for the notice of guarantee to be valid, full payment for the Common Shares at the Subscription Price must be received with the notice. The Subscription Agent will not honor a notice of guaranteed delivery unless a properly completed and executed Subscription Certificate is received by the Subscription Agent by the close of business on the [second] Business Day after the Expiration Date. The notice of guaranteed delivery must be emailed to the Subscription Agent at [●] or delivered to the Subscription Agent at one of the addresses noted above.

A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY CHECK (WHICH MUST INCLUDE THE NAME OF THE SHAREHOLDER ON THE CHECK) DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO BLACKROCK ENHANCED LARGE CAP CORE FUND, INC. AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.
The method and timing of payment for Common Shares acquired by the Dealer Manager through the exercise of Rights is described under “Plan of Distribution.”
If a holder of Rights who acquires Common Shares pursuant to the subscription makes payment of an insufficient amount, the Fund reserves the right to take any or all of the following actions: (i) reallocate such subscribed and unpaid-for
Common Shares to Record Date Shareholders exercising the over-subscription privilege who did not receive the full over-subscription requested; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Common Shares which could be acquired by such holder upon exercise of the Rights or any over-subscription privilege; and (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Common Shares (in other words, retain such payments) and to enforce the exercising Rights holder’s relevant payment obligation.
Any payment required from a holder of Rights must be received by the Subscription Agent prior to [5:00 PM Eastern Time] on the Expiration Date. Issuance and delivery of the Common Shares purchased are subject to collection of checks.
Within [●] Business Days following the Expiration Date (the “Confirmation Date”), a confirmation will be sent by the Subscription Agent to each holder of Rights (or, if the Common Shares are held by [insert nominee name] or any other depository or nominee, to [insert nominee name] or such other depository or nominee), showing (i) the number of Common Shares acquired pursuant to the subscription, (ii) the number of Common Shares, if any, acquired pursuant to the over-subscription privilege, and (iii) the per share and total purchase price for the Common Shares. Any payment required from a holder of Rights must be received by the Subscription Agent on or prior to the Expiration Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on its behalf by the Subscription Agent, will be mailed by the Subscription Agent to the holder within [●] Business Days after the Expiration Date.
A holder of Rights will have no right to rescind a purchase after the Subscription Agent has received payment either by means of a notice of guaranteed delivery or a check, which must include the name of the shareholder on the check.
Upon acceptance of a subscription, all funds received by the Subscription Agent shall be held by the Subscription Agent as agent for the Fund and deposited in one or more bank accounts. Such funds may be invested by the Subscription Agent in: bank accounts, short-term certificates of deposit, bank repurchase agreements, and disbursement accounts with commercial banks meeting certain standards. The Subscription Agent may receive interest, dividends or other earnings in connection with such deposits or investments.
Holders, such as broker-dealers, trustees or depositories for securities, who hold Common Shares for the account of others, should notify the respective beneficial owners of the Common Shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Shares or Rights held through such a holder should contact the holder and request that the holder effect transactions in accordance with the beneficial owner’s instructions.
[Banks, broker-dealers, trustees and other nominee holders that hold Common Shares of the Fund for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights may not participate in any over-subscription privilege offered.]

THE INSTRUCTIONS ACCOMPANYING THE SUBSCRIPTION CERTIFICATES SHOULD BE READ CAREFULLY AND FOLLOWED IN DETAIL. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.
THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE SUBSCRIPTION AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT THE CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO [5:00 PM EASTERN TIME], ON THE EXPIRATION DATE BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR.
All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.
Foreign Restrictions
Offering documents, including Subscription Certificates, will not be mailed to Record Date Shareholders whose addresses are outside the United States (for these purposes, the United States includes the District of Columbia and the territories and possessions of the United States) or who have an APO or FPO address (the “Foreign Shareholders”) if such mailing cannot be made into the
non-U.S.
jurisdiction without additional registration and incurring other expense that the Board has determined is not in the best interest of the Fund and its shareholders. In such cases, unless determined to be not in the best interest of the Fund and its shareholders in accordance with the previous sentence, the Subscription Agent will send a letter via regular mail to Foreign Shareholders who own Common Shares directly (“Direct Foreign Shareholders”), as opposed to in “street name” with a broker or other financial intermediary, to notify them of the Rights offering. Direct Foreign Shareholders who wish to exercise their Rights should contact the Information Agent, as described above under “Information Agent,” to facilitate the exercise of such Rights and for instructions or any other special requirements that may apply in order for such Direct Foreign Shareholder to exercise its Rights. Direct Foreign Shareholders who wish to sell their Rights should contact the Subscription Agent and follow the procedures described above under “Sale of Rights.” Direct Foreign Shareholders are encouraged to contact the Fund or the Subscription Agent as far in advance of the Expiration Date as possible to ensure adequate time for their Rights to be exercised or sold. Foreign Shareholders who own Common Shares in “street name” through a broker or other financial intermediary should contact such broker or other financial intermediary with respect to any exercise or sale of Rights.
Employee Benefit Plan and IRA Considerations
[Holders of Rights that are employee benefit plans subject to limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), such as employee plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Keogh Plans and Individual Retirement Accounts (“IRA”) (each a “Benefit Plan” and collectively, “Benefit Plans”), should be aware that the use of additional contributions of cash outside of the Benefit Plan to exercise Rights may be treated as additional contributions to the Benefit Plan. When taken together with contributions previously made, such deemed additional contributions may be in excess of tax limitations and subject the Rights holder to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional contributions to exercise Rights should consult with their legal and tax counsel prior to making such contributions.
Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used may also be treated as distributed to the IRA depositor.
A Benefit Plan may also be subject to laws, such as ERISA, that impose certain requirements on the Benefit Plan and on those persons who are fiduciaries with respect to the Benefit Plans. Such requirements may include prudence and diversification requirements and require that investments be made in accordance with the documents governing the fiduciary. The exercise of Rights by a fiduciary for a Benefit Plan should be considered in light of such fiduciary requirements.
In addition, ERISA and the Code prohibit certain transactions involving the assets of a Benefit Plan and certain persons (referred to as “parties in interest” for purposes of ERISA and “disqualified persons” for purposes of the Code) having certain relationships to such Benefit Plans, unless a statutory or administrative exemption is applicable to the transaction. A party in interest or disqualified person who engages in a nonexempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code (or with respect to certain Benefit Plans, such as IRAs, a prohibited transaction may cause the Benefit Plan to lose its tax-exempt
status). In this regard, the U.S. Department of Labor has issued prohibited transaction class exemptions (“PTCEs”) that may apply to the exercise of the Rights and holding of the Common Shares. These class exemptions include, without limitation, PTCE
84-14
respecting transactions determined by independent qualified professional asset managers, PTCE
90-1
respecting insurance company pooled separate accounts, PTCE
91-38
respecting bank collective investment funds, PTCE
95-60
respecting life insurance company general accounts and PTCE
96-23
respecting transactions determined by
in-house
asset managers, PTCE
84-24
governing purchases of shares in investment companies) and PTCE
75-1
respecting sales of securities. In addition, Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code each provides a limited exemption, commonly referred to as the “service provider exemption,” from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions between a Benefit Plan and a person that is a party in interest and/or a disqualified person (other than a fiduciary or an affiliate that, directly or indirectly, has or exercises any discretionary authority or control or renders any investment advice with respect to the assets of any Benefit Plan involved in the transaction) solely by reason of providing services to the Benefit Plan or by relationship to a service provider, provided that the Benefit Plan receives no less, nor pays no more, than adequate consideration. There can be no assurance that all of the conditions of any such exemptions or any other exemption will be satisfied at the time that the Rights are exercised, or thereafter while the Common Shares are held, if the facts relied upon for utilizing a prohibited transaction exemption change.
Due to the complexity of these rules and the penalties for noncompliance, fiduciaries of Benefit Plans should consult with their legal and tax counsel regarding the consequences of their exercise of Rights under ERISA, the Code and other similar laws.]

SUMMARY OF FUND EXPENSES
The following table and example are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our Common Shares as a percentage of net assets attributable to Common Shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the Rights offering.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price) (1)	[●]%
Offering expenses borne by the Fund (as a percentage of offering price) (1)	[●]%
Dividend reinvestment plan fees	$[●] per share for open-market purchases of common shares (2)

Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Management fees (3) (4)	[●]%
Other Expenses (5)	[●]%
Total Annual Expenses	[●]%
Fee Waivers and/or Expense Reimbursements (4)	[●]%

Total Annual Expenses After Fee Waivers and/or Expense Reimbursements (4)	[●]%

(1)	Fund shareholders will pay all offering expenses involved with this offering.
(2)
Computershare Trust Company, N.A.’s (in such capacity, the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by the Fund. However, you will pay a $[●] per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. You will also be charged a $[●] per share fee if you direct the Reinvestment Plan Agent to sell your common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(3)
For its services, the Fund pays the Advisor a monthly fee at the annual rate of 0.85% of the aggregate of: (i) the average daily value of the Fund’s net assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. “Net assets” means the total assets of the Fund minus the sum of the accrued liabilities.

(4)
The Fund and the Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Advisor has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Advisor or its affiliates and other exchange-traded products sponsored by the Advisor or its affiliates, in each case that have a contractual management fee, through June 30, [2028]. In addition, pursuant to the Fee Waiver Agreement, the Advisor has contractually agreed to waive its management fees by the amount of management fees the Fund pays to the Advisor indirectly through its investment in money market funds managed by the Advisor or its affiliates, through June 30, [2028]. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act, of the Fund (the “Independent Directors”)) or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Advisor.

(5)	[Other Expenses are based on estimated amounts for the current fiscal year.]
The purpose of the table above and the examples below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.

Example
The following example illustrates the expenses (including the sales load of $[●] and offering costs of $[●]) that you would pay on a $1,000 investment in common shares, assuming (i) the Fee Waiver Agreement described above is only in effect for the first year, since it expires on June 30, [2028], and (ii) a 5% annual return:

	1 Year			3 Years			5 Years			10 Years
Total expenses incurred	$	[	●]	$	[	●]	$	[	●]	$	[	●]

*
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate, that the rate listed under Total Annual Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS
The Fund estimates the net proceeds of the Rights offering to be approximately $[●], based on the estimated Subscription Price per Common Share of $[●] ([●]% of the last reported sales price of the Fund’s Common Shares on the NYSE on [●], 2026 and each of the [● (●)] preceding trading days), assuming all new Common Shares offered are sold and that the expenses related to the Rights offering estimated at approximately $[●] are paid.
The net proceeds from the Rights offering hereunder will be invested in accordance with the Fund’s investment objective and policies as set forth in this Prospectus Supplement and the accompanying Prospectus. We currently anticipate that we will be able to invest all of the net proceeds in accordance with our investment objective and policies within approximately three months of the receipt of such proceeds; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Pending such investment, it is anticipated that the proceeds will be invested in [short-term investment grade securities]. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy and may be a return of capital. A return of capital is a return to investors of a portion of their original investment in the Fund. In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s shares, and therefore, may increase a shareholder’s tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder’s original investments.
CAPITALIZATION
The following table sets forth the unaudited capitalization of the Fund as of [●], 2026 and its adjusted capitalization assuming the Common Shares available in the Rights offering discussed in this Prospectus Supplement had been issued.
[To be provided.]

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS OFFERING
Risk is inherent in all investing. Therefore, before investing in the Common Shares you should consider the risks associated with such an investment carefully. See “Risks” in the Prospectus. The following summarizes some of the matters that you should consider before investing in the Fund through the Rights offering:
Dilution
. Record Date Shareholders who do not fully exercise their Rights will, at the completion of the Rights offering, own a smaller proportional interest in the Fund than owned prior to the Rights offering. The completion of the Rights offering will result in immediate voting dilution for such shareholders. [Further, both the sales load and the expenses associated with the Rights offering will immediately reduce the NAV of each outstanding Common Share.] In addition, if the Subscription Price is less than the NAV per Common Share as of the Expiration Date, the completion of this Rights offering will result in an immediate dilution of the NAV per Common Share for all existing Common Shareholders (
i.e.
, will cause the NAV per Common Share to decrease). As a result, existing Common Shareholders may experience immediate dilution even if they fully exercise their Rights. Such dilution, if any, is not currently determinable because it is not known how many Common Shares will be subscribed for, what the NAV per Common Share or market price of the Common Shares will be on the Expiration Date or what the Subscription Price per Common Share will be. If the Subscription Price is substantially less than the current NAV per Common Share, this dilution could be substantial. The Fund will pay expenses associated with the Rights offering, estimated at approximately $[●]. In addition, the Fund has agreed to pay a dealer manager fee (sales load) equal to [●]% of the Subscription Price per Common Share issued pursuant to the exercise of Rights (including pursuant to the Over-Subscription Privilege). The Fund, not investors, pays the sales load, which is ultimately borne by all Common Shareholders. All of the costs of the Rights offering will be borne by the Fund’s Common Shareholders. See “Table of Fees and Expenses” in this Prospectus Supplement and “Summary of Fund Expenses” in the accompanying Prospectus for more information.
You will experience an immediate dilution of the aggregate NAV per Common Share if you do not participate in the Rights offering and will experience a reduction in the NAV per Common Share whether or not you exercise your Rights, if the Subscription Price is below the Fund’s NAV per Common Share on the Expiration Date, because:

•	the offered Common Shares are being sold at less than their current NAV;

•	you will indirectly bear the expenses of the Rights offering; and

•	the number of Common Shares outstanding after the Rights offering will have increased proportionately more than the increase in the amount of the Fund’s net assets.
On the other hand, if the Subscription Price is above the Fund’s NAV per Common Share on the Expiration Date, you may experience an immediate accretion of the aggregate NAV per share of your Common Shares even if you do not exercise your Rights and an immediate increase in the NAV per Common Share whether or not you participate in the Rights offering, because:

•	the offered Common Shares are being sold at more than their current NAV after deducting the expenses of the Rights offering; and

•	the number of Common Shares outstanding after the Rights offering will have increased proportionately less than the increase in the amount of the Fund’s net assets.
[Furthermore, if you do not participate in the secondary over-subscription, if it is available, your percentage ownership will also be diluted.] The Fund cannot state precisely the amount of any dilution because it is not known at this time what the NAV per Common Share will be on the Expiration Date or what proportion of the Rights will be exercised or what the Subscription Price per Common Share will be. The impact of the Rights offering on NAV per Common Share is shown by the following examples, assuming the Rights offering is fully subscribed and the estimated Subscription Price of $[●]:

[Scenario 1: (assumes NAV per share is above Subscription Price) (1)
NAV (2)	[●]
Subscription Price (3)	[●]
Reduction in NAV ($) (4)	[●]
Reduction in NAV (%)	[●]]

[Scenario 2: (assumes NAV per share is below Subscription Price) (1)
NAV (2)	[●]
Subscription Price (3)	[●]
Increase in NAV ($) (4)	[●]
Increase in NAV (%)	[●]]

(1)	Both examples assume the full primary subscription [and secondary over-subscription privilege] are exercised. Actual amounts may vary due to rounding.
(2)	For illustrative purposes only. It is not known at this time what the NAV per Common Share will be on the Expiration Date.
(3)
For illustrative purposes only; reflects an estimated Subscription Price of $[●] based upon [●]% of the last reported sales price of the Fund’s Common Shares on the NYSE on [●], 2026 and each of the [• (•)] preceding trading days. It is not known at this time what the Subscription Price will be on the Expiration Date.

(4)	Assumes $[●] in estimated offering expenses.
If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus Supplement. Any cash you receive from selling your Rights may serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.
[The Fund’s largest shareholders could increase their percentage ownership in the Fund through the exercise of the primary subscription and over-subscription privilege.]
Risks of Investing in Rights.
Shares of
closed-end
funds such as the Fund frequently trade at a discount to NAV. The Subscription Price may be greater than the market price of a Common Share on the Expiration Date. If that is the case, the Rights will have no value, and a person who exercises Rights will experience an immediate loss of value.
Leverage.
Leverage creates a greater risk of loss, as well as a potential for more gain, for the Common Shares than if leverage were not used. Following the completion of the Rights offering, the Fund’s amount of leverage outstanding will decrease. The leverage of the Fund as of [●], 2026 was approximately [●]% of the Fund’s Managed Assets. After the completion of the Rights offering, the amount of leverage outstanding is expected to decrease to approximately [●]% of the Fund’s Managed Assets. The use of leverage for investment purposes creates opportunities for greater total returns but at the same time increases risk. When leverage is employed, the NAV and market price of the Common Shares and the yield to holders of Common Shares may be more volatile. Any investment income or gains earned with respect to the amounts borrowed in excess of the interest due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s Common Shares may decrease more quickly than would otherwise be the case, and distributions on the Common Shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to holders of the Common Shares.
Because the fee paid to the Advisor is calculated on the basis of the Fund’s net assets plus the proceeds of any outstanding debt securities or borrowings used for leverage, the dollar amount of the management fee paid by the Fund to the Advisor will be higher (and the Advisor will be benefited to that extent) when leverage is used. The Advisor will use leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).
The Fund’s leveraging strategy may not be successful.
Increase in Share Price Volatility; Decrease in Share Price.
The Rights offering may result in an increase in trading of the Common Shares, which may increase volatility in the market price of the Common Shares. The Rights offering may result in an increase in the number of shareholders wishing to sell their Common Shares, which would exert downward price pressure on the price of Common Shares.
Under-Subscription.
It is possible that the Rights offering will not be fully subscribed. Under-subscription of the Rights offering would have an impact on the net proceeds of the Rights offering and whether the Fund achieves any benefits.
TAXATION
[The following is a general summary of the U.S. federal income tax consequences of the Rights offering to Record Date Shareholders who are U.S. persons for U.S. federal income tax purposes. The following summary supplements the discussion set forth in the accompanying Prospectus and SAI and is subject to the qualifications and assumptions set forth therein. The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences of investing in the Fund.
Please refer to the “Tax Matters” sections in the Fund’s Prospectus and SAI for a description of the consequences of investing in the Fund’s Common Shares. Special tax considerations relating to this Rights offering are summarized below:

•	The value of a Right will not be includible in the income of a Common Shareholder at the time the subscription Right is issued.

•
The basis of a Right issued to a Common Shareholder will be zero, and the basis of the share with respect to which the Right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the old share, or (b) such Common Shareholder affirmatively elects (in the manner set out in Treasury regulations under the Code) to allocate to the Right a portion of the basis of the old share. If either (a) or (b) applies, such Common Shareholder must allocate basis between the old share and the Right in proportion to their fair market values on the date of distribution.

•	The basis of a Right purchased in the market will generally be its purchase price.

•	The holding period of a Right issued to a Common Shareholder will include the holding period of the old share.

•
No loss will be recognized by a Common Shareholder if a Right distributed to such Common Shareholder expires unexercised because the basis of the old share may be allocated to a Right only if the Right is exercised. If a Right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the Right.

•
Any gain or loss on the sale of a Right will be a capital gain or loss if the Right is held as a capital asset (which in the case of a Right issued to Record Date Shareholders will depend on whether the old share is held as a capital asset), and will be a long term capital gain or loss if the holding period is deemed to exceed one year.

•
No gain or loss will be recognized by a Common Shareholder upon the exercise of a Right, and the basis of any Common Share acquired upon exercise (the new Common Share) will equal the sum of the basis, if any, of the Right and the subscription price for the new Common Share. The holding period for the new Common Share will begin on the date when the Right is exercised (or, in the case of a Right purchased in the market, potentially the day after the date of exercise).]
The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and holders of its Common Shares, with respect to U.S. federal income taxation only. Other tax issues such as state and local taxation may apply. Investors are urged to consult their own tax advisers to determine the tax consequences of investing in the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.
PLAN OF DISTRIBUTION
[Distribution Arrangements
[●] will act as Dealer Manager for this Rights offering. Under the terms and subject to the conditions contained in the Dealer Manager Agreement among the Dealer Manager, the Fund and the Advisor, the Dealer Manager will provide financial structuring and solicitation services in connection with the Rights offering and will solicit the exercise of Rights and participation in the over-subscription privilege. The Rights offering is not contingent upon any number of Rights being exercised. The Dealer Manager will also be responsible for forming and managing a group of selling broker-dealers (each, a “Selling Group Member” and collectively, the “Selling Group Members”), whereby each Selling Group Member will enter into a Selling Group Agreement with the Dealer Manager to solicit the exercise of Rights and to sell Common Shares purchased by the Selling Group Member from the Dealer Manager. In addition, the Dealer Manager will enter into a Soliciting Dealer Agreement with other soliciting broker-dealers (each, a “Soliciting Dealer” and collectively, the “Soliciting Dealers”) to solicit the exercise of Rights. See “—Compensation to Dealer Manager” for a discussion of fees and other compensation to be paid to the Dealer Manager, Selling Group Members and Soliciting Dealers in connection with the Rights offering.
The Fund and the Advisor have each agreed to indemnify the Dealer Manager for losses arising out of certain liabilities, including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of willful misfeasance, bad faith or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.
In order to seek to facilitate the trading market in the Rights for the benefit of non-exercising
shareholders, and the placement of the Common Shares to new or existing investors pursuant to the exercise of the Rights, the Dealer Manager Agreement provides for special arrangements with the Dealer Manager. Under these arrangements, the Dealer Manager is expected to purchase Rights on the [●], as well as Rights received by the Subscription Agent for sale by Record Date Shareholders and offered to the Dealer Manager and unexercised Rights of Record Date Shareholders whose record addresses are outside the United States that are held by the Subscription Agent and for which no instructions are received. The number of rights, if any, purchased by the Dealer Manager will be determined by the Dealer Manager in its sole discretion. The Dealer Manager is not obligated to purchase Rights or Common Shares as principal for its own account to facilitate the trading market for Rights or for investment purposes. Rather, its purchases are expected to be closely related to interest in acquiring Common Shares generated by the Dealer Manager through its marketing and soliciting activities. The Dealer Manager intends to exercise Rights purchased by it during the Subscription Period but prior to the Expiration Date. The Dealer Manager may exercise those Rights at its option on one or more dates, which are expected to be prior to the Expiration Date. The Subscription Price for the Common Shares issued through the exercise of Rights by the Dealer Manager prior to the Expiration Date will be the greater of [●]% of the last reported sale price of a Common Share on the NYSE on the date of exercise or [●]% of the last reported NAV of a Common Share on the date prior to the date of exercise. The price and timing of these exercises are expected to differ from those described herein for the Rights offering. The Subscription Price will be paid to the Fund and the dealer manager fee with respect to such proceeds will be paid by the Fund on the applicable settlement date(s) of such exercise(s).

In connection with the exercise of Rights and receipt of Common Shares, the Dealer Manager intends to offer those Common Shares for sale to the public and/or through a group of selling members it has established. The Dealer Manager may set the price for those Common Shares at any price that it determines, in its sole discretion. The Dealer Manager has advised that the price at which such Common Shares are offered is expected to be at or slightly below the closing price of the Common Shares on the NYSE on the date the Dealer Manager exercises Rights. No portion of the amount paid to the Dealer Manager or to a Selling Group Member from the sale of Common Shares in this manner will be paid to the Fund. If the sales price of the Common Shares is greater than the Subscription Price paid by the Dealer Manager for such Common Shares plus the costs to purchase Rights for the purpose of acquiring those Common Shares, the Dealer Manager will receive a gain. Alternatively, if the sales price of the Common Shares is less than the Subscription Price for such Common Shares plus the costs to purchase Rights for the purpose of acquiring those Common Shares, the Dealer Manager will incur a loss. The Dealer Manager will pay a concession to Selling Group Members in an amount equal to approximately [●]% of the aggregate price of the Common Shares sold by the respective Selling Group Member. Neither the Fund nor the Advisor have a role in setting the terms, including the sales price, on which the Dealer Manager offers for sale and sells Common Shares it has acquired through purchasing and exercising Rights or the timing of the exercise of Rights or sales of Common Shares by the Dealer Manager. Persons who purchase Common Shares from the Dealer Manager or the selling group will purchase shares at a price set by the Dealer Manager, which may be more or less than the Subscription Price, and at a time set by the Dealer Manager, which is expected to be prior to the Expiration Date.
The Dealer Manager may purchase Rights as principal or act as agent on behalf of its clients for the resale of such Rights. The Dealer Manager may realize gains (or losses) in connection with the purchase and sale of Rights and the sale of Common Shares, although such transactions are intended by the Dealer Manager to facilitate the trading market in the Rights and the placement of the Common Shares to new or existing investors pursuant to the exercise of the Rights. Any gains (or losses) realized by the Dealer Manager from the purchase and sale of Rights and the sale of Common Shares is independent of and in addition to its fee as Dealer Manager. The Dealer Manager has advised that any such gains (or losses) are expected to be immaterial relative to its fee as Dealer Manager.
Since neither the Dealer Manager nor persons who purchase Common Shares from the Dealer Manager or members of the selling group were Record Date Shareholders, they would not be able to participate in the over-subscription privilege.
Persons who purchase Common Shares from the Dealer Manager or the selling group will not purchase shares at the Subscription Price based on the formula price mechanism through which Common Shares will be sold in the Rights offering. Instead, those persons will purchase Common Shares at a price set by the Dealer Manager, which may be more or less than the Subscription Price, and will not have the uncertainty of waiting for the determination of the Subscription Price on the Expiration Date.
There is no limit on the number of Rights the Dealer Manager can purchase or exercise. Common Shares acquired by the Dealer Manager pursuant to the exercise of Rights acquired by it will reduce the number of Common Shares available pursuant to the over-subscription privilege, perhaps materially, depending on the number of Rights purchased and exercised by the Dealer Manager.
Although the Dealer Manager can seek to facilitate the trading market for Rights as described above, investors can acquire Common Shares at the Subscription Price by acquiring Rights on the [●] and exercising them in the method described above under “Description of the Rights—Method of Exercise of Rights” and “Description of the Rights—Payment for Shares.”
In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financial transactions with the Fund, the Advisor and their affiliates. In addition, in the ordinary course of their businesses, the Dealer Manager and/or its affiliates may, from time to time, own securities of the Fund or its affiliates.

The principal business address of the Dealer Manager is [●].
Compensation to Dealer Manager
Pursuant to the Dealer Manager Agreement, the Fund has agreed to pay the Dealer Manager a fee for its financial structuring and solicitation services equal to [●]% of the Subscription Price per Common Share for each Common Share issued pursuant to the exercise of Rights, including the over-subscription privilege.
The Dealer Manager will reallow to Selling Group Members in the selling group to be formed and managed by the Dealer Manager selling fees equal to [●]% of the Subscription Price for each Common Share issued pursuant to the Rights offering or the over-subscription privilege as a result of their selling efforts. In addition, the Dealer Manager will reallow to Soliciting Dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights, solicitation fees equal to [●]% of the Subscription Price for each Common Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Common Shares held by such Soliciting Dealer through [insert depository] on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the Dealer Manager.
In addition, the Fund, has agreed to pay the Dealer Manager an amount up to $[●] as a partial reimbursement of its expenses incurred in connection with the Rights offering, including reasonable out-of-pocket
fees and expenses, if any and not to exceed $[●], incurred by the Dealer Manager, Selling Group Members, Soliciting Dealers and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Rights offering to their customers. No other fees will be payable by the Fund or the Advisor to the Dealer Manager in connection with the Rights offering.
LEGAL MATTERS
Willkie Farr & Gallagher LLP, New York, New York, serves as counsel to the Fund. Certain legal matters in connection with the common shares will be passed upon for the Fund by Miles & Stockbridge P.C. [Certain legal matters will be passed on by [●] as special counsel to the Dealer Manager in connection with the Rights offering.]
FINANCIAL STATEMENTS
The audited annual financial statements of the Fund for the fiscal year ended December 31, 202[●] and the unaudited financial statements for the six months ended June 30, 202[●] are incorporated by reference into this Prospectus Supplement, the accompanying Prospectus and the SAI.
ADDITIONAL INFORMATION
This Prospectus Supplement and the accompanying Prospectus constitute part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the Investment Company Act. This Prospectus Supplement and the accompanying Prospectus omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (http://www.sec.gov).

BLACKROCK ENHANCED LARGE CAP CORE FUND, INC.
[
●
] Rights for [
●
] Shares of Common Stock
Subscription Rights to Acquire Shares of Common Stock
Issuable Upon Exercise of Rights to Subscribe for
Such Shares of Common Stock
PROSPECTUS SUPPLEMENT
[●], 2026
Until [
●
], 2026 (25 days after the date of this Prospectus Supplement), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters.

BlackRock Enhanced Large Cap Core Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Enhanced Large Cap Core Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company. This Statement of Additional Information (the “SAI”) relating to shares of the Fund’s common stock (“common shares”) does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated July 15, 2026 and any related prospectus supplement. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the Prospectus and any related prospectus supplement prior to purchasing such shares. A copy of the Prospectus and any related prospectus supplement may be obtained without charge by calling (800) 882-0052. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

This Statement of Additional Information is dated July 15, 2026.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act. The Fund was incorporated as a Maryland corporation on February 5, 2004. The Fund’s investment adviser is BlackRock Advisors, LLC (the “Advisor”).

The common shares of the Fund are listed on the New York Stock Exchange (“NYSE”) under the symbol “CII.” As of July 8, 2026, the Fund has 43,704,109 common shares outstanding.

INVESTMENT OBJECTIVE AND POLICIES

Investment Restrictions

The following are fundamental investment restrictions of the Fund and, prior to issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of common stock and of the preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. Under the fundamental investment restrictions, the Fund may not:

1.	Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

2.	Make investments for the purpose of exercising control or management.

3.

Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

4.	Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law.

5.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

6.

Make loans to other persons, except (i) the Fund shall not be deemed to be making a loan to the extent that the Fund purchases bonds, debentures or other corporate debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in the prospectus.

7.

Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities.

Notations Regarding the Fund’s Fundamental Investment Restrictions. The following notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to borrowing money set forth in (4) above, the 1940 Act, including the rules and regulations thereunder, generally prohibits the Fund from borrowing money (other than certain temporary borrowings) unless immediately after the borrowing the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 331/3% of the Fund’s total net assets, including assets attributable to such leverage). Certain trading practices and investments may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with Rule 18f-4 under the 1940 Act, when the Fund engages in reverse repurchase agreements and similar financing transactions, the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. Under the 1940 Act, the Fund may not issue senior securities representing stock unless immediately after such issuance the value of the Fund’s total net assets is at least 200% of the liquidation value of the Fund’s outstanding senior securities representing stock, plus the aggregate amount of any senior securities representing indebtedness (effectively limiting the use of leverage through senior securities to 50% of the Fund’s total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on common shares unless, at the time of such declaration, the asset coverage tests described above are satisfied after giving effect to such dividend or distribution. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the 1940 Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (6) above, the 1940 Act does not prohibit the Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Non-Fundamental Investment Restrictions. Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without shareholder approval, provide that the Fund may not:

a.	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

b.

Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in connection with the Fund’s investment policies.

c.

Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

Under normal circumstances, the Fund seeks to invest at least 80% of the its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of the Fund’s 80% policy, large cap equity securities are equity securities that at the time of purchase have a market capitalization within the range of companies included in the Russell 1000® Index. This 80% policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

Unless otherwise indicated, all limitations under the Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.

The Fund is currently classified as a diversified fund under the Investment Company Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the Investment Company Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, policies and techniques that are described in the Prospectus.

Special Purpose Acquisition Companies

The Fund may invest in stock, warrants, rights and other interests issued by special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities, including the “founder’s” shares and warrants described below. A SPAC is a publicly traded company that raises investment capital via an initial public offering (“IPO”) for the purpose of identifying and acquiring one or more operating businesses or assets. In connection with forming a SPAC, the SPAC’s sponsors acquire “founder’s” shares, generally for nominal consideration, and warrants that will result in the sponsors owning a specified percentage (typically 20%) of the SPAC’s outstanding common stock upon completion of the IPO. At the time a SPAC conducts an IPO, it has selected a management team but has not yet identified a specific acquisition opportunity. Unless and until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s public shareholders, the warrants expire, and the “founder’s” shares and such warrants become worthless. Because SPACs and similar entities are in essence “blank check” companies without operating histories or ongoing business operations (other than identifying and pursuing acquisitions), the potential for the long term capital appreciation of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions completed by the SPACs in which the Fund invests will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may ultimately lead to an increase in the volatility of their prices following the acquisition. In addition, some of these securities may be considered illiquid and/or subject to restrictions on resale.

Environmental, Social and Governance (“ESG”) Integration

Although the Fund does not seek to implement a specific sustainability objective, strategy or process unless disclosed in the Prospectus, Fund management will consider ESG factors as part of the investment process for the Fund. Fund management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on a fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary research of the Advisor across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment.

Certain of these considerations may affect the Fund’s exposure to certain companies or industries. While Fund management views ESG considerations as having the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.

ADDITIONAL RISK FACTORS

Risk Factors in Strategic Transactions and Derivatives

The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. There are significant risks that apply generally to derivatives transactions, including:

•

Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

•

Counterparty Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund and the related risks of having concentrated exposure to such a counterparty. In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. The Fund will typically attempt to minimize counterparty risk by engaging in OTC derivatives transactions only with creditworthy entities that have substantial capital or that have provided the Fund with a third-party guaranty or other credit support.

•	Credit Risk—the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

•	Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•

Illiquidity Risk—the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that the Fund will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. It may, therefore, not be possible for the Fund to unwind its position in a derivative without incurring substantial losses (if at all). The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including swaps and OTC options, involve substantial illiquidity risk. The Fund will, therefore, acquire illiquid OTC derivatives (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Advisor anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved to the daily limit on a number of consecutive trading days with little to no trading. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

•

Index Risk—if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Fund paid for such derivative.

•	Legal Risk—the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•

Leverage Risk—the risk that the Fund’s derivatives transactions can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•

Market Risk—the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, the Fund may be required to pay substantial additional margin to maintain its position or the Fund’s returns may be adversely affected.

•	Operational Risk—the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•

Valuation Risk—the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.

•	Volatility Risk—the risk that the value of derivatives will fluctuate significantly within a short time period.

When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The Fund could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

When engaging in a hedging transaction, the Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss. The Fund may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does not foresee the occurrence of the risk. It may not be possible for the Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Fund from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge at all against certain risks.

If the Fund invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

The Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Advisor seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. Because derivative transactions in which the Fund may engage may involve instruments that are not traded on an exchange or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Fund intends to enter into transactions only with counterparties that the Advisor believes to be creditworthy, there can be no assurance that, as a result, a counterparty will not default and that the Fund will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The counterparty credit risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since a clearing organization is the counterparty to a cleared derivative contract and a clearing organization is generally considered to be of better credit quality than a counterparty to an uncleared OTC derivative transaction.

However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund, or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally may not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

In addition, the Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Swaps Risk. Swaps are a type of derivative. Swap agreements involve the risk of changes in market value of the swap position as well as the risk that the swap counterparty will default on its payment or other obligations to the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. In order to seek to hedge the value of the Fund’s portfolio, to hedge against increases in the Fund’s cost associated with interest payments on any outstanding borrowings or to seek to increase the Fund’s return, the Fund may enter into swaps, including interest rate swap, total return swap (sometimes referred to as a “contract for difference”) and/or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, illiquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default or other credit event by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

In the United States, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Fund to enter into swap transactions and may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Fund may also be limited if the swap transactions with the Fund are subject to the swap regulation under the Dodd-Frank Act.

Credit default and total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its Managed Assets, the Fund would be subject to investment exposure on the notional amount of the swap in excess of any premium and margin required to establish and maintain the position. Total return swap agreements are subject to market risk as well as the risk that a counterparty will default on its payment obligations to the Fund thereunder. The Fund is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so.

Options Risk. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid market for particular options, whether traded OTC or on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Transactions and Options Risk. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

The particular securities comprising the index underlying a securities index financial futures contract may vary from the securities held by the Fund. As a result, the Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund’s investments as compared to those comprising the securities index and general economic or political factors. In addition, the correlation between movements in the value of the securities index may be subject to change over time as additions to and deletions from the securities index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Fund may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Fund may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its investments in securities. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the Strategic Transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the Strategic Transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has an open position in a financial futures contract. Because the Fund may engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Fund’s return, any losses incurred in connection therewith may, if the strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

General Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund’s common shares, the NAV of the Fund’s common shares will fluctuate. Moreover, although Currency Instruments may be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Foreign Currency Forwards Risk. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

The Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge, or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging.

The Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, the Fund may hold both Canadian government bonds and Japanese government bonds, and the Advisor may believe that Canadian dollars will deteriorate against Japanese yen. The Fund would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund to declines in the value of the Japanese yen relative to the U.S. dollar.

Some of the forward non-U.S. currency contracts entered into by the Fund may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures Risk. The Fund may seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options on currency futures. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options Risk. The Fund may seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Such transactions in options may include exotic options on currencies, which are typically traded in OTC markets and have additional features that result in different payment structures and/or expirations. Currency options involve substantial currency risk, and may also involve credit, leverage or illiquidity risk.

Currency Swaps Risk. The Fund may enter into currency swaps in order to protect against currency fluctuations or to hedge portfolio positions. Currency swaps are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specified currencies, and typically require the delivery of the entire principal value of one designated currency in exchange for the other designated currency. As a result, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Rule 18f-4 Under the Investment Company Act. Rule 18f-4 under the Investment Company Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Section 18 of

the Investment Company Act, among other things, prohibits closed-end funds, including the Fund, from issuing or selling any “senior security” representing indebtedness (unless the fund maintains 300% “asset coverage”) or any senior security representing stock (unless the fund maintains 200% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat all of these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision under Rule 18f-4.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board of Directors, including a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act) (the “Independent Directors”), and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Dodd-Frank Act Risk. The Dodd-Frank Act includes provisions that comprehensively regulate the over-the-counter (“OTC”) derivatives markets for the first time. While the Commodity Futures Trading Commission (“CFTC”) and other U.S. regulators have adopted many of the required Dodd-Frank regulations, certain regulations have only recently become effective and other regulations remain to be adopted. The full impact of Dodd-Frank on the Funds remains uncertain. Many OTC derivatives dealers are required to register with the CFTC as “swap dealers” and/or with the SEC as “security-based swap dealers”. Registered swap dealers and security-based swap dealers are subject to various regulatory requirements, including, but not limited to, margin, recordkeeping, reporting, transparency, position limits, limitations on conflicts of interest, business conduct standards, minimum capital requirements and other regulatory requirements, which indirectly impact the funds that enter into transactions with them.

The CFTC requires that certain interest rate swaps and certain credit default swaps must be executed in regulated markets and be submitted for clearing to regulated clearinghouses. The SEC is also expected to impose similar requirements on certain security-based derivatives in the future. OTC derivatives trades submitted for clearing are subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as margin requirements mandated by the CFTC, SEC and/or federal prudential regulators. In addition, futures commission merchants (“FCMs”), who act as clearing members on behalf of customers for cleared OTC derivatives and futures contracts, also have discretion to increase the Fund’s margin requirements for these transactions beyond any regulatory and clearinghouse minimums subject to any restrictions on such discretion in the documentation between the FCM and the customer. These regulatory requirements may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions, potentially rendering certain investment strategies impossible or not economically feasible. If the Fund decides to execute and clear cleared OTC derivatives and/or futures contracts through execution facilities, exchanges or clearinghouses, either indirectly through an executing broker, clearing member FCM or as a direct member, the Fund would be required to comply with the rules of the execution facility, exchange or clearinghouse and other applicable law.

With respect to cleared OTC derivatives and futures contracts and options on futures, the Fund will not face a clearinghouse directly but rather will do so through a FCM that is registered with the CFTC and/or SEC and that acts as a clearing member. The Fund may face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse simultaneously with a customer’s failure to meet its obligations to the clearing member.

Clearing member FCMs are required to post initial margin to the clearinghouses through which they clear their customers’ cleared OTC derivatives and futures contracts, instead of using such initial margin in their businesses, as was widely permitted for OTC derivatives before Dodd-Frank. While an FCM may require its customer to post initial margin in excess of clearinghouse requirements, and certain clearinghouses may share a portion of their earnings on initial margin with their clearing members, some portion of the initial margin that is passed through to the clearinghouse does not generate earnings for the FCM. The inability of FCMs to earn the same levels of returns on initial margin for cleared OTC derivatives as they could earn with respect to non-cleared OTC derivatives may cause FCMs to charge higher fees, or provide less favorable pricing on cleared OTC derivatives than swap dealers will provide for non-cleared OTC derivatives. Furthermore, customers, including the Funds, are subject to additional fees payable to FCMs with respect to cleared OTC derivatives, which may raise the cost to the Fund of clearing as compared to trading non-cleared OTC derivatives bilaterally.

With respect to uncleared swaps, registered swap dealers and security-based swap dealers are required to exchange variation margin with the Fund and may be required by applicable regulations to collect (and in some cases exchange) initial margin with the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts and other restrictions. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations.

The CFTC, certain foreign regulators, and many futures exchanges have established (and continue to evaluate and monitor) speculative position limits (“position limits”) on the maximum speculative position which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with the speculative limits. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Advisor and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Advisor may have to be modified and positions held by the Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. The Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.

Additional Regulation of Derivatives. Regulatory bodies outside the U.S. have also passed, proposed, or may propose in the future, legislation similar to Dodd-Frank or other legislation that could increase the costs of participating in, or otherwise adversely impact the liquidity of, participating in the commodities markets. For example, the European Market Infrastructure Regulation (Regulation (EU) No 648/2012) (“EMIR”) introduced certain requirements in respect of OTC derivatives including:(i) the mandatory clearing of OTC derivative contracts declared subject to the clearing obligation; (ii) risk mitigation techniques in respect of uncleared OTC derivative contracts, including the mandatory margining of uncleared OTC derivative contracts; and (iii) reporting and recordkeeping requirements in respect of all derivatives contracts. By way of further example, the European Union Markets in Financial Instruments Directive (Directive 2014/65/EU) and Markets in Financial Instruments Regulation (Regulation (EU) No 600/2014) (together “MiFID II”), which have applied since January 3, 2018, govern the provision of investment services and activities in relation to, as well as the organized trading of, financial instruments such as shares, bonds, units in collective investment schemes and derivatives. In particular, MiFID II requires European Union Member States to apply position limits to the size of a net position a person can hold at any time in commodity derivatives traded on European Union trading venues and in “economically equivalent” OTC contracts. If the requirements of EMIR and MiFID II apply, the cost of derivatives transactions is expected to increase. In addition, regulations adopted by global prudential regulators require certain prudentially regulated entities and certain of their affiliates and subsidiaries (including swap dealers) to include in their derivatives contracts and certain other financial contracts, terms that delay or restrict the rights of counterparties (such as the Fund) to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the prudentially regulated entity and/or its affiliates are subject to certain types of resolution or insolvency proceedings. Similar regulations and laws have been adopted in non-U.S. jurisdictions that may apply to the Fund’s counterparties located in those jurisdictions. In particular, in the United Kingdom and the European Union, governmental authorities could reduce, eliminate or convert to equity the liabilities to a fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”). It is possible that these requirements, as well as potential additional related government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing derivatives contracts, exercise default rights or satisfy obligations owed to it with collateral received under such contracts.

MANAGEMENT OF THE FUND

Investment Management Agreement

Although the Advisor intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the Advisor are not exclusive and the Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The investment management agreement between the Advisor and the Fund (the “Investment Management Agreement”) also provides that except for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or a loss resulting from willful misfeasance, bad faith or gross negligence on the Advisor’s part in the performance of its duties or from reckless disregard by the Advisor of its duties under the Investment Management Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Advisor or the Fund in connection with the performance of the Investment Management Agreement. The Investment Management Agreement also provides for indemnification by the Fund of the Advisor and each of the Advisor’s directors, officers, employees, agents, associates and controlling persons, and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Advisor’s request as director, officer, partner, member, trustee or the like of another entity) for liabilities and expenses incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Advisor a monthly fee at the annual rate of 0.85% of the aggregate of: (i) the average daily value of the Fund’s net assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. “Net assets” means the total assets of the Fund minus the sum of the accrued liabilities. Because the Fund’s management fee is calculated as a percentage of the Fund’s net assets plus the proceeds of any outstanding debt securities or borrowings used for leverage, during periods in which the Fund is using leverage, the fee paid to the Advisor will be higher than if the Fund did not use leverage.

The Fund and the Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Advisor has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchanged-traded funds (“ETFs”) managed by the Advisor or its affiliates and other exchange-traded products sponsored by the Advisor or its affiliates, in each case that have a contractual management fee, through June 30, 2028. In addition, pursuant to the Fee Waiver Agreement, the Advisor has contractually agreed to waive its management fees by the amount of management fees the Fund pays to the Advisor indirectly through its investment in money market funds advised by the Advisor or its affiliates, through June 30, 2028. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Advisor and the Fund (including by a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act) (the “Independent Directors”)). Neither the Advisor nor the Fund is obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Independent Directors or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Advisor.

The Investment Management Agreement will continue in effect from year to year provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the Directors who are not parties to the Investment Management Agreement or “interested persons” (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Directors or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as such term is defined in the Investment Company Act and the rules thereunder).

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2025.

The table below sets forth information about the total management fees paid by the Fund to the Advisor, and the amounts waived by the Advisor, for the periods indicated:

Fiscal Year Ended December 31,	Paid to the Advisor	Waived by the Advisor
2025	$7,766,595	$10,613
2024	$7,793,092	$8,174
2023	$7,010,587	$9,345

Accounting Services Provider

State Street Bank and Trust Company provides certain administration and accounting services to the Fund pursuant to an Administration and Fund Accounting Services Agreement. The following table sets forth the amounts paid by the Fund to State Street Bank and Trust Company during the Fund’s previous three fiscal years:

Fiscal Year Ended December 31,	Administrative Services Fees Paid
2025	$49,023
2024	$49,500
2023	$44,026

Biographical Information Pertaining to the Directors

The Board consists of nine individuals (each, a “Director”), seven of whom are Independent Directors. The registered investment companies advised by the Advisor or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex, and the iShares Complex. The Fund is included in the BlackRock Fund Complex referred to as the BlackRock Fixed-Income Complex. The Directors also oversee as board members the operations of the other open-end and closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

Please refer to the section of the Fund’s June 2, 2026 definitive proxy statement on Schedule 14A for the annual meeting of the Fund’s shareholders entitled: “Proposal 1—Board Members’/Nominees’ Biographical Information”, which is incorporated by reference herein, for a discussion of the Fund’s directors, their principal occupations and other affiliates during the past five years, the number of portfolios in the Fixed-Income Complex that they oversee, and other information about them.

Experience, Qualifications and Skills of the Board Members

Please refer to the section of the Fund’s June 2, 2026 definitive proxy statement on Schedule 14A for the annual meeting of the Fund’s shareholders entitled: “Proposal 1—Board Members’/Nominees’ Biographical Information”, which is incorporated by reference herein, for a discussion of some of the experiences, qualifications and skills of Board Members that support the conclusion that he or she should serve on the Board.

Board Leadership Structure and Oversight

Please refer to the sections of the Fund’s June 2, 2026 definitive proxy statement on Schedule 14A for the annual meeting of the Fund’s shareholders entitled: “Proposal 1—Board Leadership Structure and Oversight”

and “Appendix E—Committees of the Board” which is incorporated by reference herein, for a discussion of the Board’s leadership structure and oversight.

Director Share Ownership

Information relating to each Director’s share ownership in the Fund and in all BlackRock-advised Funds that are currently overseen by the respective Director (“Supervised Funds”) as of December 31, 2025 is set forth in the chart below. Amounts shown may include shares as to which a Director has indirect beneficial ownership, such as through participation in certain family accounts, 529 college savings plan interests, or similar arrangements where the Director has beneficial economic interest but not a direct ownership interest.

Name of Director	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in Supervised Funds*
Independent Directors
Cynthia L. Egan	None	Over $100,000
Lorenzo A. Flores	Over $100,000	Over $100,000
Stayce D. Harris	Over $100,000	Over $100,000
J. Phillip Holloman	Over $100,000	Over $100,000
R. Glenn Hubbard	Over $100,000	Over $100,000
W. Carl Kester	Over $100,000	Over $100,000
Arthur Steinmetz	$50,001 - $100,000	Over $100,000
Interested Directors
Robert Fairbairn	None	Over $100,000
John M. Perlowski	None	Over $100,000

*

Includes share equivalents owned under the deferred compensation plan in the Supervised Funds by certain Independent Directors who have participated in the deferred compensation plan of the Supervised Funds.

Compensation of Directors

Please refer to the section of the Fund’s June 2, 2026 definitive proxy statement on Schedule 14A for the annual meeting of the Fund’s shareholders entitled: “Appendix B—Compensation of the Board Members”, which is incorporated by reference herein, for information pertaining to the compensation received by each Director for their services as a Board member of the BlackRock-advised Funds.

Independent Director Ownership of Securities

As of December 31, 2025, none of the Independent Directors of the Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of any BlackRock person controlling, controlled by or under common control with BlackRock nor did any Independent Directors of the Fund or their immediate family members have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving the Fund, BlackRock or any affiliate of any BlackRock person controlling, controlled by or under common control with the Fund or BlackRock.

As of the date of this SAI, the officers and Directors of the Fund, as a group, directly or indirectly beneficially owned an aggregate of less than 1% of the outstanding common shares of the Fund.

Information Pertaining to the Officers

Please refer to the section of the Fund’s June 2, 2026 definitive proxy statement on Schedule 14A for the annual meeting of the Fund’s shareholders entitled: “Appendix F—Information Pertaining to the Executive Officers of the Funds”, which is incorporated by reference herein, for certain biographical and other information relating to the officers of the Fund who are not Directors.

Indemnification of Directors and Officers

The governing documents of the Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Directors with respect to any matter as to which Directors did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Directors had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in the Fund’s governing documents are subject to any limitations imposed by applicable law.

Closed-end funds in the BlackRock Fixed-Income Complex, including the Fund, have also entered into a separate indemnification agreement with the board members of each board of such funds (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a fund’s governing documents to board members who leave that fund’s board and serve on an advisory board of a different fund in the BlackRock Fixed-Income Complex; (ii) sets in place the terms of the indemnification provisions of a fund’s governing documents once a board member retires from a board; and (iii) in the case of board members who left the board of a fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, clarifies that such fund continues to indemnify the trustee for claims arising out of his or her past service to that fund.

Portfolio Management

Portfolio Manager Assets Under Management

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2025 (except as otherwise noted):

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Account and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kyle G. McClements, CFA	22	16	0	0	0	0
	$9.23 Billion	$2.17 Billion	$0	$0	$0	$0
Ibrahim Kanan	2	4	2	0	0	1
	$384.2 Million	$2.94 Billion	$63.10 Million	$0	$0	$61.73 Million
Sally Du, CFA	12	7	0	0	0	0
	$20.37 Billion	$7.07 Billion	$0	$0	$0	$0
Sinan Kunt[1]	3	0	0	0	0	0
	$3.10 Billion	$0	$0	$0	$0	$0

[1]	Information as of June 30, 2026.

Portfolio Manager Compensation Overview

The discussion below describes Messrs. McClements and Kanan and Ms. Du’s compensation as of December 31, 2025 and Mr. Kunt’s compensation as of June 30, 2026.

The Advisor’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by the Advisor.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. The Advisor’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. The Advisor’s global compensation team determines the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Managers	Benchmark
Kyle McClements, CFA Sinan Kunt	The performance of the Fund, other accounts or strategies may not be measured against a specific benchmark. The performance of Messrs. McClements and Kunt is not measured against a specific benchmark.
Sally Du, CFA	S&P 500 Index; ICE BofA US 3-month Treasury Bill Index; Russell 1000
Ibrahim Kanan	Russell 1000 Index; Russell 1000 Value Index; S&P 500 Index

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Advisor’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($360,000 for 2026). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Securities Ownership of Portfolio Managers

As of December 31, 2025 (except as otherwise noted), the end of the Fund’s most recently completed fiscal year end, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Kyle G. McClements, CFA	$100,001 - $500,000
Ibrahim Kanan	$10,001 - $50,000
Sally Du, CFA	None
Sinan Kunt[1]	None

[1]	Information as of June 30, 2026.

Potential Material Conflicts of Interest

The Advisor has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Advisor has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Advisor furnishes investment management and advisory services to numerous clients in addition to the Fund, and the Advisor may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to the Advisor, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale the Advisor recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by the Advisor with respect to the same securities. Moreover, the Advisor may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio manager may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, the Advisor owes a duty of loyalty to its clients and must treat each client fairly. When the Advisor purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. The Advisor attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide the Advisor with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Proxy Voting Policies

The Board of the Fund has delegated the voting of proxies for the Fund’s securities to the Advisor pursuant to the Closed-End Fund Proxy Voting Policy. The Advisor has adopted the BlackRock Active Investment Stewardship—Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund.

Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Appendix B to this SAI.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov.

Codes of Ethics

The Fund and the Advisor have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes may be obtained by calling the SEC at (202) 551-8090. These codes of ethics are available on the EDGAR Database on the SEC’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Other Information

BlackRock, Inc. is independent in ownership and governance, with no single majority shareholder and a majority of independent directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Advisor is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account certain factors set out below. While the Advisor generally seeks reasonable trade execution costs, the Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, the Advisor may select a broker based partly upon brokerage or research services provided to the Advisor and its clients, including the Fund. In return for such services, the Advisor may cause the Fund to pay a higher commission than other brokers would charge if the Advisor determines in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, the Advisor seeks to obtain the best price and most favorable execution for the Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) the Advisor’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) the Advisor’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act,” and Section 28(e) thereof, “Section 28(e)”) permits an investment adviser, under certain circumstances to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

The Advisor, unless prohibited by applicable law, may participate in client commission arrangements under which the Advisor may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Advisor. The Advisor believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. The Advisor will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e).

The Fund may be subject to additional regulations, including MiFID II. Under MiFID II, EU investment managers pay for any research out of their own resources and not through soft dollars or commission sharing arrangements. The Advisor regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services the Advisor views as impactful to its trading results.

The Advisor, unless prohibited by applicable law, may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to the Advisor by the broker-dealer) and execution or brokerage services within applicable rules and the Advisor’s policies to the extent that such permitted services do not compromise the Advisor’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which the Advisor, unless prohibited by applicable law, might pay with Fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Fund or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by investment company management personnel, or personnel principally responsible for the Advisor’s individually managed portfolios, is not necessarily shared by and between such personnel. Any management or other fees paid by the Fund to the Advisor are not reduced as a result of the Advisor’s receipt of research services. In some cases, the Advisor may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Under MiFID II, investment managers in the EU are not able to use soft dollars to pay for research from brokers. Investment managers in the EU are required to either pay for research out of their own profit and loss or agree with clients to have research costs paid by clients through research payment accounts that are directly funded or funded by a specific client research charge collected alongside execution commissions, provided that the payments for research are unbundled from the payments for execution.

Payments of commissions to brokers who are affiliated persons of the Fund will be made in accordance with Rule 17e-1 under the Investment Company Act.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The Financial Industry Regulatory Authority, Inc. has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Advisor does not consider sales of shares of the investment companies it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the investment companies advised by the Advisor neither qualifies nor disqualifies such broker or dealer to execute transactions for those investment companies.

The Fund anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates.

The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers. The Fund does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When offered securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid except where required by local markets.

The Advisor may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. The Advisor allocates investments among client accounts in a fair and equitable manner over time. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by the Advisor’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to the Advisor, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to the Advisor or to induce future services or benefits to be rendered to the Advisor, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. In these situations, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to the Advisor’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by the Advisor to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, the Advisor may buy and sell the same securities at the same time for different clients based on the particular investment objectives, guidelines and strategies of those accounts. For example, the Advisor may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of the Advisor or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by the Advisor on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other of the Advisor’s clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Advisor or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, the Advisor may find it efficient for purposes of seeking to obtain best execution, to aggregate certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be aggregated in a single order if the trader believes the aggregated trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with an aggregated order will be shared pro rata among the clients in the aggregated order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by the Advisor on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the aggregated order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and aggregated orders will be kept aggregated only long enough to execute the order.

The Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Advisor or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to the Advisor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Advisor manages or advises. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by the Advisor are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by the Advisor. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. The Advisor may deal, trade and invest for its own account in the types of securities in which the Fund may invest. The Advisor may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BlackRock Fund Advisors, in conformity with the Investment Company Act and Commission rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable Commission rules or regulations, or by Commission exemptive order.

The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government Securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

Information about the brokerage commissions paid by the Fund, including commissions paid to affiliates, for the last three fiscal years, is set forth in the following table:

Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
December 31, 2025	$935,768	$0
December 31, 2024	$1,073,976	$0
December 31, 2023	$1,184,841	$0

For the fiscal year ended December 31, 2025, the brokerage commissions paid to affiliates by the Fund represented 0% of the aggregate brokerage commissions paid and involved 0% of the dollar amount of transactions involving payment of commissions during the year.

The following table shows the dollar amount of brokerage commissions paid to brokers for providing third-party research services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2025. The provision of third-party research services was not necessarily a factor in the placement of all brokerage business with such brokers.

Amount of Commissions Paid to Brokers for Providing Research Services	Amount of Brokerage Transactions Involved
$119,971.39	$554,709,690.99

As of December 31, 2025, the Fund held no securities of its “regular brokers or dealers” (as defined in Rule 10b-1 under the Investment Company Act) or their parents, whose shares were purchased during the fiscal year ended December 31, 2025.

POTENTIAL CONFLICTS OF INTEREST

Certain activities of BlackRock, Inc., BlackRock Advisors, LLC, BlackRock Fund Advisors and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers or employees, with respect to the Fund and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and other financial services, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by the Fund.

BlackRock may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives identical or similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. Such other funds or accounts may offer exposure to strategies that are identical or substantially similar to those of the Fund but with different fees and expenses, governance and structures, and/or services provided by BlackRock. BlackRock is also a major participant in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests.

Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

In addition, the portfolio holdings of certain BlackRock-advised investment vehicles managed in an identical or substantially similar manner as certain funds are made publicly available on a more timely basis than the applicable fund. In some cases, such portfolio holdings are made publicly available on a daily basis. While not expected, it is possible that a recipient of portfolio holdings information for such an investment vehicle could cause harm to the fund that is managed in an identical or substantially similar manner, including by trading ahead of or against such fund based on the information received.

When BlackRock seeks to purchase or sell the same assets for client accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds.

BlackRock, on behalf of other client accounts, on the one hand, and the Fund, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. BlackRock may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of other clients with respect to an issuer in which the Fund has invested, and such actions (or refraining from action) may have a material adverse effect on the Fund. In situations in which clients of BlackRock (including the Fund) hold positions in multiple parts of the capital structure of an issuer, BlackRock may not pursue certain actions or remedies that may be available to the Fund, as a result of legal and regulatory requirements or otherwise. BlackRock addresses these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, BlackRock may determine to rely on information barriers between different business units or portfolio management teams. BlackRock may also determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Fund.

In addition, to the extent permitted by applicable law, the Fund may invest its assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock and/or its personnel, including portfolio managers.

Third parties, including service providers to BlackRock or the Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to the Fund.

In certain circumstances, BlackRock, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Fund, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Fund. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) that it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.

From time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions regarding certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.

The Fund may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Fund, the investment management fee amounts paid by the Fund to BlackRock may also increase. The net asset value and liquidity of the Fund may be impacted by purchases and sales of the Fund by model-driven investment portfolios, as well as by BlackRock itself and by its advisory clients.

In addition, certain principals and certain employees of the Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in the Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which clients of BlackRock, or, to the extent permitted by the Commission and applicable law, BlackRock, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock.

BlackRock may also create, write or issue derivatives for clients, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund.

Additionally, an affiliate of BlackRock will create, write or issue options, which may be based on the performance of certain BlackRock-advised funds. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares ETFs, related to derivative fixed-income products that are based on such iShares ETFs. Trading activity in these derivative products could also potentially lead to greater liquidity for such products, increased purchase activity with respect to these iShares ETFs and increased assets under management for BlackRock.

The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of the Fund. At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent such transactions are permitted, the Fund will deal with BlackRock on an arms-length basis.

To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Fund. Index based funds may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for the Fund or BlackRock.

Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.

When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock in evaluating the Fund’s creditworthiness.

BlackRock Investment Management, LLC (“BIM”) or BlackRock Institutional Trust Company, N.A. (“BTC”), as applicable, each an affiliate of BlackRock, pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Fund. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to, among other things, increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.

As part of its securities lending program, BlackRock indemnifies the Fund and certain other clients and/or funds against a shortfall in collateral in the event of borrower default. On a regular basis, BlackRock calculates the potential dollar exposure of collateral shortfall resulting from a borrower default (“shortfall risk”) in the securities lending program. BlackRock establishes program-wide borrower limits (“credit limits”) to actively manage borrower-specific credit exposure. BlackRock oversees the risk model that calculates projected collateral shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower credit characteristics. When necessary, BlackRock may adjust securities lending program attributes by restricting eligible collateral or reducing borrower credit limits. As a result, the management of program-wide exposure as well as BlackRock-specific indemnification exposure may affect the amount of securities lending activity BlackRock may conduct at any given point in time by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).

BlackRock may decline to make a securities loan on behalf of the Fund, discontinue lending on behalf of the Fund or terminate a securities loan on behalf of the Fund for any reason, including but not limited to regulatory requirements and/or market rules, liquidity considerations, or credit considerations, which may impact the Fund by reducing or eliminating the volume of lending opportunities for certain types of loans, loans in particular markets, loans of particular securities or types of securities, or for loans overall. In addition, some borrowers may prefer certain BlackRock lenders that provide additional protections against lender default that are favored by their prudential regulation.

BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e. indemnification exposure limit and borrower credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.

Purchases and sales of securities and other assets for the Fund may be aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

As discussed in the section above entitled “Portfolio Transactions and Brokerage,” BlackRock, unless prohibited by applicable law, may cause the Fund or account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. Under MiFID II, EU investment managers, including BlackRock International Limited, pay for research from brokers and dealers directly out of their own resources, rather than through client commissions.

Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Fund, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for the Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of client portfolios.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock reserves the right, subject to compliance with applicable law, to redeem at any time some or all of the shares of the Fund acquired for its own accounts. A large redemption of shares of the Fund by BlackRock could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock seeks to consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.

It is possible that the Fund may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock, in the course of these activities. In addition, from time to time, the activities of BlackRock may limit the Fund’s flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.

BlackRock and its personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and its personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients’ accounts may differ from the valuations for the same securities or investments assigned by the Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Net Asset Value” in the Prospectus, when market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value by BlackRock. BlackRock has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act and acts through BlackRock’s Rule 2a-5 Committee (the “2a-5 Committee”), with assistance from other BlackRock pricing committees and in accordance with BlackRock’s policies and procedures (the “Valuation Procedures”). When determining a “fair value price,” the 2a-5 Committee seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the 2a-5 Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in the Fund bearing some additional expenses.

BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

BlackRock will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules or guidance adopted under the Investment Company Act engage in transactions with another fund or accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the Commission. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Moreover, applicable provisions of the Investment Company Act or other regulatory considerations may restrict the Fund or BlackRock from effecting certain portfolio transactions or taking other actions in respect of an investment on behalf of the Fund, including where BlackRock and/or clients advised by BlackRock already have an interest in such issuer or the investment. Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Fund may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.

BlackRock has adopted and implemented policies and procedures that are designed to address potential conflicts that arise in connection with the advisory services BlackRock provides to the Fund and other clients. Certain BlackRock advisory personnel may take views, and make decisions or recommendations, that are different than or opposite those of other BlackRock advisory personnel. Certain portfolio management teams within BlackRock may make decisions or take (or refrain from taking) actions with respect to clients they advise in a manner different than or adverse to the decisions made or the actions taken (or not taken) by the Fund’s portfolio management teams. The various portfolio management teams may not share information with each other, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

BlackRock has established certain information barriers and other policies to address the sharing of information between different businesses within BlackRock, including, with respect to personnel responsible with managing portfolios and voting proxies with respect to certain index equity portfolios versus those responsible for managing portfolios and voting proxies with respect to all other portfolios. As a result of information barriers, certain units of BlackRock generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other units of BlackRock, and generally will not manage the Fund with the benefit of information possessed by such other units. Therefore, BlackRock may not be able to review potential investments for the Fund with the benefit of information held by certain areas of BlackRock.

BlackRock may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, BlackRock personnel, businesses, and business units that were moved will no longer have access to the information and personnel from the side of the information barrier from which they were moved. Information obtained in connection with such changes to information barriers may limit or restrict the ability of BlackRock to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that BlackRock may otherwise have purchased or sold for a client in the absence of a change to an information barrier). Information barriers may not have their intended impact due to, for example, changes in applicable law or inadvertent crossings of the barriers, and actions by personnel on one side of a barrier may impact the potential actions of personnel on the other side of a barrier.

Although the information barriers are intended to allow for independent portfolio management decision-making and proxy voting among certain BlackRock businesses, the investment activities of BlackRock for BlackRock clients, as well as BlackRock’s proprietary accounts, may nonetheless limit the investment strategies and rights of other clients (including the Fund). As BlackRock’s assets under management increases, BlackRock clients may face greater negative impacts due to ownership restrictions and limitations imposed by laws, regulations, rules, regulators, or issuers. For example, in certain circumstances where a BlackRock client invests in securities issued by companies that operate in certain industries (e.g., banking, insurance, and utilities) or in certain emerging or international markets, or are subject to regulatory or corporate ownership restrictions (e.g., with mechanisms such as poison pills in place to prevent takeovers), or where a BlackRock client invests in certain futures and derivatives, there may be limits on the aggregate amount invested by BlackRock for its clients and BlackRock’s proprietary accounts that may not be exceeded without the grant of a license or other regulatory or corporate approval, order, consent, relief, waiver or non-disapproval or, if exceeded, may cause BlackRock or its clients to be subject to enforcement actions, disgorgement of share ownership or profits, regulatory restrictions, complex compliance reporting, increased compliance costs or suffer disadvantages or business restrictions. In light of certain restrictions, BlackRock may also seek to make indirect investments (e.g., using derivatives) on behalf of its clients to receive exposure to certain securities in excess of the applicable ownership restrictions and limitations when legally permitted that will expose such clients to additional costs and additional risks, including any risks associated with investing in derivatives. There may be limited availability of derivatives that provide indirect exposure to an impacted security. BlackRock clients can be subject to more than one ownership limitation depending on each client’s holdings, and each ownership limitation can impact multiple securities held by the client. Certain clients or shareholders may have their own overlapping obligations to monitor their compliance with ownership limitations across their investments.

If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a BlackRock client or as a result of corporate actions by the issuer, the ability of BlackRock on behalf of clients to purchase or dispose of investments, or exercise rights (including voting) or undertake business transactions, may be restricted by law, regulation, rule, or organizational documents or otherwise impaired. For example, to meet the requirements of an ownership limitation or restriction, a client may be unable to purchase or directly hold a security the client would otherwise purchase or hold. The limitation or restriction may be based on the holdings of other BlackRock clients instead of the specific client being restricted. For index funds, this means a fund may not be able to track its index as closely as it would if it was not subject to an ownership limitation or restriction because the fund cannot acquire the amount of the impacted security included in its index. BlackRock on behalf of its clients may limit purchases, sell existing investments, utilize indirect investments, utilize information barriers, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds. These types of restrictions could negatively impact a client’s performance or ability to meet its investment objective.

When BlackRock or a BlackRock client is subject to an ownership limitation, BlackRock may in its discretion seek permission from the applicable issuers or regulators to exceed the limitation. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date with minimal or no notice. The issuer and/or regulator may also require that BlackRock on behalf of itself and its clients take or refrain from taking certain actions in connection with the approval, order, consent, relief or non-disapproval, which BlackRock may accept if it believes the benefits outweigh the costs and may limit BlackRock from taking actions that it otherwise would take. In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients, taking into consideration benchmark weight and investment strategy. BlackRock may adopt certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may limit additional purchases in such securities or, with respect to ETFs, remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund. If client holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to reduce these positions to meet the applicable limitations and BlackRock or such client may be subject to regulatory actions. In these cases, the investments will be sold in a manner that BlackRock deems fair and equitable over time.

Ownership limitations are highly complex. It is possible that, despite BlackRock’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit or violate the corporate or regulatory approval, order, consent, relief or non-disapproval that was obtained.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Fund may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. In instances where BlackRock charges a unitary management fee, BlackRock may have a financial incentive to use a BlackRock index that is less costly to BlackRock than a third party index. BlackRock may benefit from the Fund using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to the Fund and the Fund is under no obligation to use BlackRock indices. Any fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.

BlackRock may enter into contractual arrangements with third-party service providers to the Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. BlackRock may also enter into contractual arrangements with such service providers pursuant to which BlackRock incurs additional costs if the service provider’s services are terminated with respect to the Fund. To the extent that BlackRock is responsible for paying service providers out of its fees that it receives from the Fund, the benefits of lower fees, including any fee discounts or concessions, or any additional savings, may accrue, in whole or in part, to BlackRock, which could result in conflicts of interest relating to the use or termination of service providers to the Fund. In addition, conflicts of interest may arise with respect to contractual arrangements with third-party service providers to the Fund, or the selection of such providers, particularly in circumstances where BlackRock is negotiating on behalf of both funds that have a unitary management fee and those that do not or different service providers have different fee structures.

Conflicts of interest may arise as a result of simultaneous investment management of multiple client accounts by the BlackRock’s investment professionals. For example, differences in the advisory fee structure may create the appearance of actual or potential conflicts of interest because such differences could create pecuniary incentives for BlackRock to favor one client account over another.

BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Fund, that engage the service provider (typically the custodian). The Fund’s service provider remunerates BlackRock for the use of the systems. A Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.

BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that the Fund enter into or renew an arrangement with the service provider.

In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not affect Fund fees and expenses applicable to such client’s investment in the Fund.

Present and future activities of BlackRock and its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.

DESCRIPTION OF CAPITAL STOCK

Common Shares

The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

The Fund currently does not intend to issue preferred stock. Although the terms of any preferred stock that the Fund might issue in the future, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Charter, it is likely that any such preferred stock issued would be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through a fixed spread or remarketing procedure, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any such preferred stock would be similar to those stated below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of shares of any outstanding preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated but unpaid dividends, whether or not earned or declared) before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, it is expected that preferred shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of shares of any outstanding preferred stock will have equal voting rights with holders of shares of common stock (one vote per share) and will vote together with holders of common stock as a single class. In connection with the election of the Fund’s Directors, holders of shares of any outstanding preferred stock, voting as a separate class, will be entitled to elect two of the Fund’s Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. So long as any preferred stock is outstanding, it is expected that the Fund will have not less than five Directors. If at any time dividends on shares of any outstanding preferred stock shall be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding shares of preferred stock, voting as a separate class, will be entitled to elect a majority of the Fund’s Directors until all dividends in default have been paid or declared and set apart for payment. It is expected that the affirmative vote of the holders of a majority of the outstanding shares of any outstanding preferred stock, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock.

Redemption Provisions. It is anticipated that any outstanding shares of preferred stock will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Shares of preferred stock will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the preferred stock specified by the Investment Company Act and rating services that issue ratings on the preferred stock.

Liquidity Feature. Preferred stock may include a liquidity feature that allows holders of preferred stock to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Fund would pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Fund. The terms of such liquidity feature may require the Fund to redeem preferred stock still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Fund.

The discussion above describes the possible offering of preferred stock by the Fund. If the Board determines to proceed with such an offering, the terms of the preferred stock may be the same as, or different from, the terms described above, subject to applicable law and the Charter. The Board, without the approval of the holders of common shares, may authorize an offering of preferred stock or may determine not to authorize such an offering, and may fix the terms of the preferred stock to be offered.

Other Shares

The Board (subject to applicable law and the Charter) may authorize an offering, without the approval of the holders of common shares and, depending on their terms, any preferred shares outstanding at that time, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection for portfolio securities, dividend stability, liquidity, relative demand for and supply of the common shares in the market, general market and economic conditions, market sentiment and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Board may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred share dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of any outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tender offers will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act, the Investment Company Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if: (i) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Fund’s status as a RIC under the Code, (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the Investment Company Act; (ii) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (iii) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund’s common shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s common shares may be the subject of repurchases or tender offers from time to time, or that the

Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund’s net assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below NAV, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Fund. Except as otherwise noted, this discussion assumes you are a taxable U.S. holder (as defined below). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service, possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussions set forth here do not constitute tax advice. This discussion assumes that investors hold common shares of the Fund as capital assets for U.S. federal income tax purposes(generally, assets held for investment). The Fund has not sought and will not seek any ruling from the Internal Revenue Service regarding any matters discussed herein. No assurance can be given that the Internal Revenue Service would not assert, or that a court would not sustain, a position contrary to those set forth below. This summary does not discuss any aspects of non-U.S., state or local tax. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences (including the alternative minimum tax consequences) of acquiring, holding and disposing of the Fund’s common shares, as well as the effects of state, local and non-U.S. tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of Section 451(b) of the Code, or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•

a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes, whose status as a U.S. person is not overridden by an applicable tax treaty.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify to be taxed as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the Fund must, among other things, satisfy certain requirements relating to the sources of its income, diversification of its assets, and distribution of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code) (the “90% gross income test”). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the total assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, any two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.”

As long as the Fund qualifies as a RIC, the Fund will generally not be subject to corporate-level U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its net tax-exempt interest income, if any, and (ii) its “investment company taxable income” (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than “net capital gain” (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid. The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If in any taxable year the Fund should fail to qualify under Subchapter M of the Code for tax treatment as a RIC, the Fund would incur a regular corporate U.S. federal income tax upon all of its taxable income for that year, and all distributions to its shareholders (including distributions of net capital gain) would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s earnings and profits. Provided that certain holding period and other requirements were met, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, to qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

The Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to common shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC. Additionally, the Fund may be required to limit its activities in derivative instruments in order to enable it to maintain its RIC status.

The Fund may invest a portion of its net assets in below investment grade securities, commonly known as “junk” securities. Investments in these types of securities may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a RIC or to avoid the imposition of U.S. federal income or excise tax.

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Fund in order to qualify as a RIC and avoid U.S. federal income tax or the 4% excise tax on undistributed income) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt security matures.

If the Fund purchases a debt security on a secondary market at a price lower than its adjusted issue price, the excess of the adjusted issue price over the purchase price is “market discount.” Unless the Fund makes an election to accrue market discount on a current basis, generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments. If the Fund ultimately collects less on the debt instrument than its purchase price plus the market discount previously included in income, the Fund may not be able to benefit from any offsetting loss deductions.

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes.

Foreign currency gain or loss on foreign currency exchange contracts, non-U.S. dollar-denominated securities contracts, and non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

Income from options on individual securities written by the Fund will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.

Taxation of Common Shareholders

The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund expects to report the retained amount as undistributed capital gain in a notice to its common shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Distributions paid to you by the Fund from its net capital gain, if any, that the Fund properly reports as capital gain dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits, other than exempt-interest dividends (“ordinary income dividends”), are generally subject to tax as ordinary income. Provided that certain holding period and other requirements are met, ordinary income dividends (if properly reported by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as “qualified dividend income” eligible to be taxed at long-term capital gains rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). There can be no assurance as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income or be eligible for the dividends received deduction.

Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Fund distribution that is treated as a return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.

Common shareholders may be entitled to offset their capital gain dividends with capital losses. The Code contains a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, common shareholders that have capital losses are urged to consult their tax advisers.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to common shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing common shares just prior to the record date for a distribution will receive a distribution which will be taxable to them even though it represents, economically, a return of invested capital.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

The sale or other disposition of common shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or other disposition of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you recognize on a sale or other disposition of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.

If the Fund conducts a tender offer for its shares, a repurchase by the Fund of a shareholder’s shares pursuant to such tender offer generally will be treated as a sale or exchange of the shares by a shareholder provided that either (i) the shareholder tenders, and the Fund repurchases, all of such shareholder’s shares, thereby reducing the shareholder’s percentage ownership of the Fund, whether directly or by attribution under Section 318 of the Code, to 0%, (ii) the shareholder meets numerical safe harbors under the Code with respect to percentage voting interest and reduction in ownership of the Fund following completion of the tender offer, or (iii) the tender offer otherwise results in a “meaningful reduction” of the shareholder’s ownership percentage interest in the Fund, which determination depends on a particular shareholder’s facts and circumstances.

If a tendering shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not reduced to the extent required under the tests described above, such shareholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the shares held (or deemed held under Section 318 of the Code) by the shareholder after the tender offer (a “Section 301 distribution”). The amount of this distribution will equal the price paid by the Fund to such shareholder for the shares sold, and will be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution, with the excess treated as a return of capital reducing the shareholder’s tax basis in the shares held after the tender offer, and thereafter as capital gain. Any Fund shares held by a shareholder after a tender offer will be subject to basis adjustments in accordance with the provisions of the Code.

Provided that no tendering shareholder is treated as receiving a Section 301 distribution as a result of selling shares pursuant to a particular tender offer, shareholders who do not sell shares pursuant to that tender offer will not realize constructive distributions on their shares as a result of other shareholders selling shares in the tender offer. In the event that any tendering shareholder is deemed to receive a Section 301 distribution, it is possible that shareholders whose proportionate ownership of the Fund increases as a result of that tender offer, including shareholders who do not tender any shares, will be deemed to receive a constructive distribution under Section 305(c) of the Code in an amount equal to the increase in their percentage ownership of the Fund as a result of the tender offer. Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it.

Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company described above. The Fund may also recognize income in connection with the sale of portfolio securities to fund share purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

If the Fund liquidates, shareholders generally will realize capital gain or loss upon such liquidation in an amount equal to the difference between the amount of cash or other property received by the shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the shareholder’s adjusted tax basis in its shares. Any such gain or loss will be long-term if the shareholder is treated as having a holding period in Fund shares of greater than one year, and otherwise will be short-term.

The foregoing discussion does not address the tax treatment of shareholders who do not hold their shares as a capital asset. Such shareholders should consult their own tax advisors on the specific tax consequences to them of participating or not participating in the tender offer or upon liquidation of the Fund.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at a reduced maximum rate. The deductibility of capital losses is subject to limitations under the Code.

Certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s common shares.

A common shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any gain or income realized by a foreign investor in respect of any distribution of exempt-interest dividends or net capital gain (including amounts credited as an undistributed capital gain dividend) or upon the sale or other disposition of common shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s common shares.

Ordinary income dividends properly reported by the RIC are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, its U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over its long-term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E, or substitute Form). In the case of common shares held through an intermediary, the intermediary may have withheld tax even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

In addition withholding at a rate of 30% will apply to dividends paid in respect of common shares of the Fund held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which common shares of the Fund are held will affect the determination of whether such withholding is required. Similarly, dividends paid in respect of common shares of the Fund held by an investor that is a non-financial foreign entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. The Fund will not pay any additional amounts to common shareholders in respect of any amounts withheld. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund’s common shares.

U.S. federal backup withholding tax may be required on dividends, distributions and sale proceeds payable to certain non-exempt common shareholders who fail to supply their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the Internal Revenue Service.

Ordinary income dividends, capital gain dividends, and gain from the sale or other disposition of common shares of the Fund also may be subject to state, local, and/or foreign taxes. Common shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal, state, local or foreign tax consequences to them of investing in the Fund.

Under U.S. Treasury regulations, if a common shareholder recognizes a loss with respect to common shares of $2 million or more for an individual shareholder in a single taxable year (or $4 million or more in any combination of taxable years in which the transaction is entered into and the five succeeding taxable years) or $10 million or more for a corporate shareholder in any single taxable year (or $20 million or more in any combination of taxable years in which the transaction is entered into and the five succeeding taxable years), the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

***

The foregoing is a general and abbreviated summary of certain provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Holders of common shares are advised to consult their own tax advisers for more detailed information concerning the U.S. federal income taxation of the Fund and the income tax consequences to its holders of common shares.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, whose principal business address is One Congress Street, Boston, Massachusetts 02114. The custodian is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Computershare Trust Company, N.A., whose principal business address is 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s transfer agent with respect to the common shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, whose principal business address is 115 Federal Street, Boston, Massachusetts 02110, is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a company. As of July 10, 2026, the Fund did not know of any person or entity who “controlled” the Fund. As of July 10, 2026, to the knowledge of the Fund, no person owned of record or beneficially 5% or more of the outstanding common shares of any class of the Fund.

INCORPORATION BY REFERENCE

This SAI is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this SAI the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings on or after the date of this SAI from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this SAI, the Prospectus and any accompanying prospectus supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this SAI. Any statement in a document incorporated by reference into this SAI will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this SAI or (2) any other subsequently filed document that is incorporated by reference into this SAI modifies or supersedes such statement. The documents incorporated by reference herein include:

•	the Fund’s Prospectus, dated July 15, 2026, filed with this SAI;

•	the Fund’s annual report on Form N-CSR for the fiscal year ended December 31, 2025 filed with the SEC on March 5, 2026;

•	the Fund’s definitive proxy statement on Schedule 14A, filed with the SEC on June 2, 2026;

•	the Fund’s Current Report on Form 8-K (other than information furnished rather than filed) filed with the SEC on January 21, 2025; and

•

the description of the Fund’s common shares contained in our Registration Statement on Form 8-A (File No. 001-32152) filed with the SEC on April 23, 2004, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

The Fund will provide without charge to each person, including any beneficial owner, to whom this SAI is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this SAI, the Prospectus or the accompanying prospectus supplement. You should direct requests for documents by calling:

Client Services Desk

(800) 882-0052

The Fund makes available the Prospectus, the SAI and the Fund’s annual and semi-annual reports, free of charge, at http://www.blackrock.com. You may also obtain this SAI, the Prospectus, other documents incorporated by reference and other information the Fund files electronically, including reports and proxy statements, on the SEC website (http://www.sec.gov) or with the payment of a duplication fee, by electronic request at publicinfo@sec.gov. Information contained in, or that can be accessed through, the Fund’s website is not part of this SAI, the Prospectus or the accompanying prospectus supplement.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights included in the annual report to the Fund’s shareholders for the fiscal year ended December 31, 2025 (the “2025 Annual Report”), together with the report of Deloitte & Touche LLP on the financial statements and financial highlights included in the Fund’s 2025 Annual Report, are incorporated herein by reference.

APPENDIX A

Description of Bond Ratings

A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

NRSROs may rate specific investments (e.g., bonds), issuers (e.g., corporations, governments and financial institutions) and/or programs (e.g., commercial paper programs). However, certain types of investments may not be rated by NRSROs, such as certain government/sovereign obligations, US agency securities, commercial paper, time deposits at financial institutions, and derivative instruments such as credit default swaps. For these types of investments, as well as US Treasury securities (some of which are not rated), where a NRSRO has not rated the specific investment but has rated the investment’s issuer, program, financial institution or underlying reference asset, BlackRock Advisors, LLC, BlackRock Fund Advisors or their respective affiliates (“BlackRock”) may consider the investment to have the same NRSRO rating as its issuer, program, financial institution or underlying reference asset, as applicable. In the case of municipal securities, where one NRSRO provides multiple ratings for the same security (e.g., “underlying,” “insured” and/or “enhanced” ratings), BlackRock may consider the security to have the highest of the multiple ratings.

New issue securities (regardless of type) may not be rated by a NRSRO at the time of their initial offering. Preliminary prospectuses or term sheets for new issue securities may include an expected rating for the security (as determined by the underwriter and/or issuer) or a NRSRO rating for the issuer of the security. If applicable, when deciding whether to purchase a new issue security that has not yet been rated by a NRSRO, BlackRock may attribute an expected rating to the security based on: (i) the expected rating of the security set forth in the preliminary prospectus or term sheet for the security; (ii) the NRSRO’s rating for the issuer of the security set forth in the preliminary prospectus or term sheet for the security; or (iii) with respect to asset-backed securities, the rating of a prior issuance having a similar structure or the same sponsor.

Where the investment objective of a fund is to track the performance of an index that includes credit ratings eligibility criteria as part of its index methodology, the fund may purchase any security within the index, such security having been determined by the index provider as meeting its credit ratings eligibility criteria. The credit ratings practices of an index provider may differ from BlackRock’s practices, as described above. Further, the fund may invest, directly or indirectly, in securities that are not rated by a rating agency or securities with a credit rating that differs from the credit rating specified in its index methodology in various circumstances, including where a security is downgraded but not yet removed from an index, following the removal of a security from an index prior to its sale by the fund or as a result of a corporate action or restructuring affecting an issuer of a security held by the fund.

Fixed-income securities which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on BlackRock’s judgment, analysis and experience in the evaluation of such securities.

Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

Securities deemed to be high yield are rated below Baa3 by Moody’s and below BBB- by S&P Global Ratings and Fitch.

The descriptions below relate to general long-term and short-term obligations of an issuer.

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Description of Moody’s Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise S&P imputes; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

* Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or issuer default rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA	Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Default is a real possibility.

RD	Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

Closed-End Fund Proxy Voting Policy Procedures Governing Delegation of Proxy Voting to Fund Adviser

Effective Date: January 1, 2025

Applies to the following types of Funds registered under the 1940 Act:

☐ Index Equity Mutual Funds and Exchange-Traded Funds

☐ Open-End Active and Fixed Income Index Mutual Funds and Exchange-Traded Funds

☐ Money Market Funds

☒ Closed-End Funds

☐ Other

Objective and Scope

Set forth below is the Closed-End Fund Proxy Voting Policy.

Policy / Document Requirements and Statements

The Boards of Trustees/Directors (the “Directors”) of the closed-end funds advised by BlackRock Advisors, LLC (“BlackRock”), (the “Funds”) have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.

BlackRock has adopted the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (as from time to time amended, the “Guidelines”) governing proxy voting by accounts managed by BlackRock.

BlackRock will cast votes on behalf of each of the Funds covered by this policy on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the Guidelines; provided, however, that in the case of underlying closed-end funds (including business development companies and other similarly-situated asset pools) held by the Funds that have, or are proposing to adopt, a classified board structure, BlackRock will typically (a) vote in favor of proposals to adopt classification and against proposals to eliminate classification, and (b) not vote against directors as a result of their adoption of a classified board structure.

Conflicts Management

BlackRock Active Investment Stewardship (“BAIS”) maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity and to mitigate material conflicts of interest in the exercise of proxy voting responsibilities. Potential material conflicts, and the resultant potential for undue influence, might be due to a relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates or employees, or a Fund or a Fund’s affiliates. BlackRock has taken certain steps to mitigate potential conflicts, which are outlined in detail in the Guidelines. In mitigating conflicts, BAIS will adhere to the Guidelines.

In certain instances, BAIS will engage an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law.

With respect to the relationship between securities lending and proxy voting, shares on loan cannot be voted and BlackRock may determine to recall them for voting, as guided by BlackRock’s fiduciary responsibility to act in clients’ financial interests. The Guidelines set forth BlackRock’s approach to recalling securities on loan in connection with proxy voting.

Reports to the Board

BlackRock will report on an annual basis to the Directors on (1) a summary of the proxy voting process as applicable to the Funds covered by this Policy in the preceding year together with a representation that all votes were in accordance with the Guidelines (as modified pursuant to the immediately preceding paragraph), and (2) any material changes to the Guidelines, including material changes to conflicts management practices, that have not previously been reported.

BlackRock Active

Investment

Stewardship

Global Engagement and Voting Guidelines

Effective as of January 2026

Overview

This document provides high level guidance on how BlackRock Active Investment Stewardship (BAIS) views corporate governance matters that are commonly put to a shareholder vote, or on which investors engage with issuers.1 BAIS works in partnership with BlackRock’s investment teams, excluding index equity2, providing expertise on investment stewardship and engaging with companies alongside and on behalf of those teams when appropriate. The team is responsible for establishing voting guidelines for the active equity platform, providing vote recommendations and operationalizing voting decisions. The guidance informs the voting recommendations BAIS makes to BlackRock’s active portfolio managers. It applies to active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. It also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. The guidelines are not prescriptive as active portfolio managers have discretion as to how they integrate these guidelines within their investment processes in light of their clients’ or funds’ investment objectives. There are separate, independently developed principles and voting policies that are applied to BlackRock’s index equity investments by a distinct and independent function, BlackRock Investment Stewardship.

1 This document includes BAIS’ benchmark policy, which covers nearly all active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. The benchmark policy also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. This document also includes BAIS’ decarbonization policy, which covers holdings in BlackRock active funds that have climate and decarbonization objectives in addition to financial objectives.

2 BlackRock segmented active and index equity investment functions, including stewardship, in January 2025 as part of a strategic initiative to unlock the full breadth of the firm’s active and private markets capabilities for clients. As a result, there are two stewardship teams, which operate independently of one another and have separate voting policies.

Introduction to BlackRock

BlackRock’s mission is to help more people invest better. The money BlackRock manages is not its own — it belongs to BlackRock’s clients, many of whom make their own asset allocation and portfolio construction decisions. As a fiduciary, BlackRock invests on clients’ behalf to help them meet their investment objectives. The firm does this by understanding clients’ long-term investment objectives and offering choice on how and where they wish to invest their money. BlackRock then helps clients seek the best risk-adjusted returns based on those choices, underpinning this work with research, data and analytics.

At BlackRock, investment stewardship is core to our role as an asset manager and a fiduciary to our clients. As stewards of our clients’ assets, we engage with companies to discuss the corporate governance and business practices that, in our experience, support companies in delivering durable, risk-adjusted financial returns over time. We are committed to building strong relationships through constructive, ongoing dialogue with the boards and executive management of the companies in which our clients are invested.

About BlackRock Active Investment Stewardship

BlackRock Active Investment Stewardship (BAIS) is a specialist team within the Portfolio Management Group and manages BlackRock’s stewardship engagement and voting on behalf of clients invested in active strategies globally. BAIS is also responsible for engagement with issuers in index fixed income strategies, where appropriate. Our activities are informed by these Global Engagement and Voting Guidelines (the “Guidelines”) and insights from active investment analysts and portfolio managers, with whom we work closely in engaging companies and voting at shareholder meetings.

Engagement with public companies is the foundation of our approach to stewardship within fundamental active investing.3 Through direct dialogue with company leadership, we seek to understand their businesses and how they manage risks and opportunities to deliver durable, risk-adjusted financial returns. Portfolio managers and stewardship specialists may engage jointly or independently on material corporate governance matters. Our discussions focus on topics relevant to a company’s success over time, including governance and leadership, corporate strategy, capital structure and financial performance, operations and material sustainability-related risks, as well as macro-economic, geopolitical and sector dynamics. We aim to be constructive investors and are generally supportive of management teams that have a track record of financial value creation. We aim to build and maintain strong relationships with company leadership based on open dialogue and mutual respect.

Different active equity strategies may implement these voting guidelines differently, as a result of the latitude each portfolio manager has to make independent voting decisions on their holdings. For example, BAIS will generally vote the holdings in Systematic Active Equity portfolios in accordance with these guidelines. We provide voting recommendations to fundamental equity portfolio managers, who may determine to vote differently based on each portfolio’s investment objectives and strategy.

These guidelines discuss BAIS’ views on corporate governance topics on which we may engage with management teams and board directors4 and on matters that routinely come to a shareholder vote. We recognize that accepted corporate governance norms can differ across markets, and believe these guidelines represent globally applicable elements of governance that support a company’s ability to manage material risks and opportunities and deliver financial returns to investors. Generally, we believe companies should observe accepted corporate governance norms within their local markets or, particularly in markets without well-established norms, aspire to widely recognized international best practices. As one of many minority shareholders,

3 On February 11, 2025, the U.S. Securities and Exchange Commission (SEC) staff issued updated guidance for shareholders to maintain their eligibility to report their beneficial ownership under Schedule 13G of the Exchange Act. We comply fully with these requirements and do not engage with portfolio companies for the purpose, or with the effect, of changing or influencing control of the company.

4 References to the board, board directors or non-executive directors should be understood to include supervisory boards and their members, where relevant.

BlackRock cannot – and does not try to – direct a company’s strategy or its implementation. We look to companies to provide disclosures that explain how their approach to corporate governance best aligns with the financial interests of their investors.

Our approach to stewardship within active equities

Voting at a company’s shareholder meeting is a right of share ownership and a core principle of corporate governance. The voting rights attached to clients’ holdings are an important mechanism for investors to express support for, or concern about, a company’s performance. As a fiduciary, BlackRock is legally required to make proxy voting determinations, on behalf of clients who have delegated voting authority to us, in a manner consistent with BlackRock’s contractual arrangements with clients and funds.

In general, we tend to support the recommendations of the board of directors and management. As indicated below, we may vote against management recommendations when we have concerns about how companies are serving the financial interests of our clients as their shareholders. BAIS takes a globally consistent approach to voting but considers the different corporate governance regulations and norms across markets. Votes are determined on a case-by-case basis, in the context of a company’s situation and the investment mandate we have from clients. Please see page 19 for more information about how we fulfill and oversee our investment stewardship responsibilities for BlackRock’s non-index equity strategies.5

Our approach to stewardship within fixed income

Although fixed income investors do not have the right to vote at shareholder meetings, issuer engagement is a component of fixed income investment strategies at BlackRock, particularly for those with sustainability objectives in addition to financial objectives. Most corporate governance-related fixed income engagements are undertaken in conjunction with the active investment stewardship team, and often active equity investors. In addition to the topics listed below, engagement with fixed income investment teams may help inform an issuer’s approach to structuring specialist issuances and the standard terms and information in bond documentation.

Boards of Directors

Roles and responsibilities

There is widespread consensus that the foundation of good corporate governance is an effective board of directors that is able to advise and supervise management in an independent and objective manner.6

We look to the board of directors (hereafter the “board”) to have an oversight role in the establishment and realization of a company’s strategy, purpose and culture. These constructs are interdependent and, when aligned, can better position a company to be resilient in the face of a changing business environment, help reduce the risks of corporate or employee misconduct, and attract and retain the caliber of workers necessary to deliver financial performance over time.

In overseeing the management of the company, the board ensures the necessary resources, policies and procedures are in place to help management meet its strategic objectives within an agreed risk tolerance.

5 Non-index equity strategies include active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies, as well as holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements.

6 See the Corporate Governance Codes of Germany, Japan, and the UK, as well as the corporate governance principles of the US Business Roundtable as examples.

One of the most important responsibilities of the board is to appoint, and remove as necessary, the chief executive officer (“CEO”). In addition, the board plays a meaningful role in monitoring the performance of the CEO and other key executives, determining executive compensation, ensuring a rigorous audit, overseeing strategy execution and risk management and engaging with shareholders, and other stakeholders, as necessary.

Composition and effectiveness

Appointment process

A formal and transparent process for identifying and appointing director candidates is critical to ensuring the board is composed of directors with the appropriate mix of skills and experience. Generally, the board or a sub-committee determines the general criteria given the company’s circumstances (e.g., sector, maturity, geographic footprint) and any additional criteria for a specific role being filled (e.g., financial expertise, industry track record). To inform the process, we encourage companies to review the skills and experience of incumbent directors to identify any gaps and whether the skills and experience of a director candidate would be additive. We welcome disclosures that explain how the board considered different skills and experience to ensure that the directors collectively can be effective in fulfilling their responsibilities. We assess a company’s board composition against that of its peer group and local market requirements.

Shareholders periodically vote to elect directors to serve on the board. We do not prescribe any particular board composition in our engagements or voting but seek to understand how well placed a board is to act in investors’ interests. We may vote against the election of the most senior independent director, or the chair of the relevant committee, where a company has not demonstrated it has an appointment process that results in a high functioning board with the appropriate complement of skills and experience amongst the directors to support strong financial performance over time. We may vote against newly nominated directors who do not seem to have the appropriate skills or experience to contribute to the board’s effectiveness.

Independence

Director independence from management, significant shareholders or other stakeholders (e.g., government or employees) is of paramount importance to the protection of the interests of minority shareholders such as BlackRock’s clients. We consider it good practice for at least half the directors to be independent and free from conflicts of interest or undue influence.7 This also helps to ensure that board committees are composed of a sufficient number of independent directors. Companies domiciled in markets with a higher threshold for board independence should meet those local requirements.

We may vote against the election of non-independent directors if the board does not have a sufficient balance of independence. We may also vote against the election of the chair of the committee responsible for board composition if this is a perennial issue.

Independent board leadership

Practices across markets differ, as do board structures, but we observe two main approaches to independent board leadership. One is a non-executive, independent chair of the board who is responsible for leading the board in the effective exercise of its duties. The other is a lead or senior independent director, who is responsible for coordinating with the other non-executive directors and working closely with the executive chair on the board agenda and other board procedures. In this case, the executive chair and the lead independent director work together to ensure the board is effectively fulfilling its responsibilities. In our view, the independent leader of the

7 Common impediments to independence may include but are not limited to: current or recent employment at the company or a subsidiary; being, or representing, a shareholder with a substantial shareholding in the company; interlocking directorships; lengthy tenure, and having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders.

board, and/or the chair of a relevant committee, should be available to investors to discuss governance matters such as CEO succession, executive pay, and board performance. We look to boards to explain their board leadership model and how it serves the interests of shareholders.

We may vote against the election of the chair of the committee responsible for board composition if there is not an identified independent leader of the board with clear responsibilities for board performance. We may vote against the most senior independent director if the board has a policy of not engaging with shareholders.

Tenure and succession

In our view, it is good practice for boards to establish the length of time a director would normally be expected to serve, in line with market norms where those exist. We find it helpful when companies disclose their approach to director tenure particularly around the contributions of directors who have served for longer periods than typically provided for under local practice. In our experience, long-serving directors could become less independent given their long-term relationship with management and involvement in past board decisions.

Succession planning for board roles helps achieve the appropriate cadence of turnover that balances renewal through the regular introduction of directors with fresh perspectives and expertise with continuity through the retention of directors with long-term knowledge of the board and company.

In markets where there is not specific director tenure guidance from regulation or corporate governance best practices, we may vote against the election of the chair of the committee responsible for board composition if a company does not clearly disclose its approach to director tenure and board renewal. We may vote against the election of directors who have served for more years than is typical in markets with specific guidance, where the case for their continued service is not evident.

Capacity

To be effective and engaged, directors need to have the time and energy to commit to the role. In our view, an effective board will assess the ability of its members to maintain an appropriate focus on board matters and the company taking into consideration competing responsibilities. We recognize that board leadership roles vary across markets in responsibilities and required time commitment but note that they are generally more intensive than a standard directorship. We will take local norms and practices into consideration when making our voting determinations across markets.

We may vote against the election of directors who do not seem to have sufficient capacity to effectively fulfil their duties to the board and company.

Director elections

Regular election of directors, ideally annually, supports director accountability to shareholders. A classified board structure8 may be justified by a company when it needs consistency and stability during a time of transition, or on the basis of its business model (e.g., a non-operating company such as closed-end funds).

Shareholders should have the opportunity to evaluate nominated directors individually rather than in bundled slates. We look to companies to provide sufficient information on each director standing for election so that shareholders can assess their capabilities and suitability. We will generally not support the election of directors whose names and biographical details have not been disclosed sufficiently in advance of the shareholder meeting.

8 A classified board divides the directors into classes with different overlapping terms. As a result, only one class of directors stands for election in any one year.

Each director’s appointment should be dependent on receiving a simple majority of the votes cast at the shareholder meeting. Where a company’s practices differ, we look to the board to provide a detailed explanation as to how its approach best serves investors’ interests.

We may vote for shareholder or management proposals seeking to establish annual election of directors and/or a simple majority vote standard for director elections. We may vote against all the directors standing for election as part of a single slate if we have concerns about the profile or performance of an individual director.

Committees

Many boards establish committees to focus on specific responsibilities of the board such as audit and risk, governance and human capital, and executive compensation, amongst other matters. We do not prescribe to companies what committees they should establish, but we seek to understand the board’s rationale for the committee structure it determines is appropriate. We note that, in some markets, regulation requires such committees. The responsibilities of each committee should be clear, and the board should ensure that all critical matters are assigned either to the full board or to one of the committees. It is helpful to investor understanding when the board discloses the structure, membership, proportion of independent directors, and responsibilities of each committee. The responsibilities we typically see assigned to the three most common committees include:

•

Audit and risk – oversight responsibilities for the integrity of financial reporting, risk management and compliance with legal and regulatory requirements; may also play an oversight role in relation to the internal audit function and whistleblowing mechanisms.

•

Nominating, governance and human capital – oversight responsibilities for corporate governance principles and practices of the company, including the periodic review of board performance; responsibility for succession planning for CEO and key board roles, as well as the director appointment process; may also have oversight responsibilities for human capital management strategies, including corporate culture and purpose.

•

Executive compensation – determines the compensation policies and programs for the CEO and other executive officers, approves annual awards and payments under the policies; may also have oversight responsibilities for firm-wide compensation policies.

We may vote against the election of the chair of the committee or other directors serving as committee members to convey concerns about how a committee has undertaken its responsibilities. We may vote against the election of the most senior non-executive director if there is not a clearly disclosed approach to board committees.

Board and director evaluation

We consider it best practice for companies to conduct an annual review of the performance of the board, the committees, the chair and individual directors. Periodically, this review could be undertaken by an independent third party able to bring objective perspectives to the board on governance and performance. We encourage companies to disclose their approach to and the objectives of evaluations, including any changes made to the board’s approach as a result.

Access to independent advice

To support the directors in effectively fulfilling their duties to the company and shareholders, they should have access to independent advice. In certain circumstances, it may be helpful to boards to retain independent third parties to advise on critical matters. These might include new industry developments such as emergent and disruptive technology, operating events with material consequences for the company’s reputation and/or performance, or significant transactions. Board committees may similarly retain third parties to advise them on specialist matters such as audit, compensation and succession planning.

Executive compensation

Boards play an important role in establishing compensation arrangements that enable the company to recruit, retain and reward the caliber of executive management necessary to lead and operate the company to deliver superior financial returns over time. We focus on alignment between variable pay and a company’s financial performance.

Generally, executive compensation arrangements have four components: base salary, annual bonus that rewards performance against short-term metrics, incentives - most often share-based- that reward performance against long-term metrics, and pensions and benefits. In our observation, base salary, pensions and benefits are largely set relative to market norms and benchmarks. The annual bonus and share-based incentive, or variable pay plans, tend to be tailored to the company, its sector and long-term strategy, as well as the individuals the board is seeking to recruit and motivate.

Recognizing the unique circumstances of each company, we determine whether to support a company’s approach to executive compensation on a case-by-case basis. We rely on companies providing sufficient quantitative and qualitative information in their disclosures to enable shareholders to understand the compensation arrangements and assess the alignment with investors’ interests. Features we look for in compensation arrangements include:

•	Fixed pay components, including base salary, benefits and prerequisites that are appropriate in the context of the company’s size, sector and market.

•	Variable pay subject to performance metrics that are closely linked to the company’s short- and long-term strategic objectives.

•	Long-term incentives that motivate sustained performance across a multi-year period.

•

A balance between fixed and variable pay, short- and long-term incentives, and specific instruments (cash and equity awards) that promotes pay program durability and seldom necessitates one-off, discretionary payments.

•	Pay outcomes that are consistent with the returns to investors over the relevant time period.

•	Board discretion, if allowed within the variable pay arrangements, to be used sparingly, responsibly and transparently.

•

A requirement, that participants in long-term share-based incentive plans build a meaningful shareholding in the company within a defined time period, as determined by the board or relevant board committee.

•	Change of control provisions that appropriately balance the interests of executives and shareholders.

•

Clawback or malus provisions that allow the company to recoup or hold back variable compensation from individuals whose awards were based on fraudulent activities, misstated financial reports, or executive misconduct.

•	Severance arrangements that protect the company’s interests but do not cost more than is contractual.

We may vote against proposals to introduce new share-based incentives, approve existing policies or plans, or approve the compensation report where we do not see alignment between executive compensation arrangements and our clients’ financial interests. When there is not an alternative, or where there have been multi-year issues with compensation misaligned with performance, we may vote against the election of the chair of the responsible committee, or the most senior independent director.

Non-executive director compensation

Companies generally pay non-executive directors an annual retainer or fee in cash, shares or a combination of the two. Some companies also pay additional fees for service on board committees or in board leadership roles. We do not support non-executive directors participating in performance-based incentive plans as doing so may create a conflict of interest and undermine their independence from management, whom they oversee.

Capital structure

Boards are responsible for ensuring senior executive leadership has established a capital strategy that achieves appropriate capital allocation in support of long-term financial resilience.

Where company practices diverge from those set out below, we look for companies to disclose why they view these practices to be aligned with shareholders’ interests. We may vote against management proposals seeking capital-related authorities, or the election of the most senior independent director, if we have concerns about a company’s approach. We may also support a shareholder proposal seeking conversion of shares with differentiated voting rights to a one-share, one-vote standard.

Share issuance

We assess requests for share issuance for particular transactions on a case-by-case basis. We will generally support authorities to issue shares when subject to pre-emptive rights, and up to 20% absent pre-emptive rights. We consider it good practice for companies to seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

Share buybacks

We assess share buyback proposals in the context of the company’s disclosed capital management strategy and management’s determination of the appropriate balance between investment that supports the long-term growth of the company and returning cash to investors. We also take into consideration the effect of a buyback program on the company’s balance sheet and executive compensation arrangements and the price at which shares are repurchased relative to market price. We consider it good practice for companies to seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

Dividends

We generally defer to management and the board on dividend policy but may engage to seek further clarification where a proposed dividend appears out of line with the company’s financial position.

Differentiated voting rights

We prefer companies to adopt a one-share, one-vote structure for share classes with the same economic exposure. Certain companies, particularly those new to public markets, could make the case to adopt a differentiated voting rights structure, or dual class stock. In those situations, we encourage companies to evaluate and seek approval for their capital structure on a periodic basis.

Transactions and special situations

We monitor developments in transactions and special situations closely and undertake our own detailed analyses of proposals.

Mergers and acquisitions

We evaluate proposed mergers or acquisitions by assessing the financial outcome for our clients as minority shareholders. Management should provide an assessment of the proposed transaction’s strategic and financial rationale, along with its execution and operational risks. We review each transaction independently based on these factors and the degree to which the transaction enhances shareholder value. The board might consider establishing an ad hoc transaction committee to undertake an independent assessment of a significant merger or acquisition, in advance of making its recommendation to shareholders.

We will vote against transactions that, in our assessment, do not advance our clients’ financial interests.

Anti-takeover defenses

In principle, we do not support companies using anti-takeover defenses, also known as poison pills or shareholder rights plans, as they can entrench management and boards which have not delivered long-term shareholder value. By exception, a poison pill may be supported if its purpose is to delay a takeover that is considered sub-optimal and enable management to seek an improved offer. Similarly, management could make the case to use a poison pill to block a shareholder activism campaign that may be counter to the interests of other investors. Defense mechanisms introduced in these circumstances should be limited in term and threshold, and also be closely monitored by the independent members of the board. We consider it good practice for companies to put to a shareholder vote any mechanisms expected to be in place for more than 12 months.

Shareholder activism

When companies are the focus of an activism campaign, we may communicate with the activist to understand their analysis and objectives, once they have publicly disclosed their campaign. We may also engage with company management and possibly board members, especially those the activist may be seeking to replace. In our assessment, we evaluate various factors, including the concerns raised by the activist and the case for change; the quality of both the activist’s and management’s plans; and the qualifications of each party’s candidates. We evaluate each contested situation by assessing the potential financial outcome for our clients as minority shareholders.

We may support board candidates nominated by a shareholder activist if BAIS, in its independent judgment, or the relevant portfolio manager has determined that there is a case for change to enhance shareholder value, or if the incumbent board members do not demonstrate the relevant skills and expertise or have a poor track record of protecting shareholders’ interests.

Significant shareholders and related party transactions

Boards of companies with affiliated shareholders or directors should give equitable consideration to the interests of all shareholders when evaluating related party transactions.

We consider it good practice for transactions with related parties, such as significant shareholders or companies affiliated with the public company, to be disclosed in detail and conducted on terms similar to what would objectively have been agreed with a non-related party. In our view, such transactions should be reviewed and approved by the independent members of the board, and if voted on, only disinterested shareholders should vote.

Corporate reporting, risk management and audit

Investors depend on corporate reporting, both regulatory and voluntary, to understand a company’s strategy, its implementation and financial performance, as well as to assess the quality of management and operations and potential for the company to create shareholder value over time. We consider it good practice for the board to oversee corporate reporting and the policies and procedures underpinning the internal audit function and external audit.

A company’s financial reporting should provide decision-useful information for investors, and other stakeholders, on its financial performance and position. It should provide an accurate and balanced assessment of the risks and opportunities the company faces in realizing its long-term strategy. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified. Financial statements should be prepared in accordance with globally developed reporting standards and any divergence from generally accepted accounting principles should be explained in detail and justified. Accounting restatements should be explained in detail and any remedial actions, and the implications of these, disclosed.

In this context, audit committees play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information, internal control frameworks and Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders. Audit committees should have a procedure in place for assessing the independence of the auditor and the quality of the external audit process annually.

Similarly, we encourage companies to disclose material sustainability-related factors that are integral to how a company manages risks or generates revenue. BAIS finds it helpful to our understanding when companies provide robust, standardized disclosures on their material sustainability-related risks and opportunities. The International Sustainability Standards Board (ISSB) is one entity working to meet these objectives through its reporting standards, which may be helpful to companies in preparing such reports.9 However, we do not mandate any specific disclosure framework, and note that companies in certain jurisdictions are subject to mandatory reporting requirements under standards specified by policy makers.10

Companies should establish robust risk management and internal control processes appropriate to the company’s business, risk tolerance, and regulatory environment. A credible whistleblowing system for employees, and potentially other stakeholders, can be a useful mechanism for ensuring that senior management and the board are aware of potential misconduct or breaches in risk management and internal control processes.

A comprehensive audit conducted by an independent audit firm contributes to investor confidence in the quality of corporate reporting. It is helpful when the audit report gives some insight into the scope and focus of the audit, as well as any critical audit matters identified and how these were resolved. A comprehensive and effective audit is time and resource intensive, and the audit fee should be commensurate. Fees paid to the audit firm for non-audit consulting should not exceed the audit fee to a degree that may prompt concerns about the independence of the audit. The audit committee should explain its position on auditor tenure and how it confirmed that the auditor remained independent.

We may vote against the election of the responsible directors if corporate reporting is insufficient or there are material misstatements in financial reports. In markets where relevant, we may vote against a proposal to approve the financial statements or the discharge of the board when we are concerned about the quality of corporate reporting or the audit. We may vote against proposals to appoint the auditor, ratify the audit report, or approve the audit fee if we are concerned about the auditor’s independence, the quality of the audit, or there are material misstatements in financial reports and the board has not established reasonable remediation plans.

9 The ISSB is an independent standard-setting body within the International Financial Reporting Standards (IFRS) Foundation. Please refer to the IFRS website to learn more about the framework and standards S1 “General Requirements for Disclosure of Sustainability-related Financial Information” and S2 “Climate-related Disclosures.”

10 See, for examples, https://www.ifrs.org/news-and-events/news/2025/06/ifrs-foundation-publishes-jurisdictional-profiles-issb-standards/ and https://finance.ec.europa.eu/capital-markets-union-and-financial-markets/company-reporting-and-auditing/company-reporting/corporate-sustainability-reporting_en

Shareholder rights and protections

General shareholder meetings

Companies normally have an annual general meeting of shareholders at which routine and non-routine items of business are discussed and voted on by shareholders in attendance or submitting proxy votes. Companies should disclose materials relevant to the shareholder meeting sufficiently in advance so that shareholders can take them into consideration in their voting decisions. Many companies offer shareholders the option of participating in the meeting virtually which, whilst welcome, should not limit the rights of shareholders to participate as they would during an in-person meeting.

We may vote against directors when materials related to the business of the shareholder meeting are not provided in a timely manner or do not provide sufficient information for us to make an informed voting decision. We may vote against directors if the format of the shareholder meeting does not accommodate reasonable shareholder participation.

Bylaw amendments

We review bylaw amendments proposed by management on a case-by-case basis and will generally support those that are aligned with the interests of minority shareholders. Any material changes to the bylaws should be explained in detail and put to a shareholder vote.

We may vote against bylaw amendments that reduce shareholder rights and protections or introduce additional burdens. We may vote against directors if material changes are made to the bylaws without shareholder approval.

If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding, the right to call a special meeting of shareholders. The shareholding required to exercise this right should balance its utility with the cost to the company of holding special meetings.

If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding, the right to nominate directors to the company’s board. The threshold for this right should be set so that shareholders can exercise it without being unduly disruptive to the board’s own nomination process.

Whilst we would not use either of these rights ourselves, we see them as important accountability mechanisms. We may vote for a shareholder proposal seeking the addition of either of these provisions to a company’s bylaws.

Change of domicile

We generally defer to management on proposals to change a company’s domicile as long as the rationale for doing so is consistent with the company’s long-term strategy and business model and the related costs are immaterial.

We may vote against directors or a proposal to change a company’s domicile where it does not seem aligned with our clients’ financial interests.

Changes to a company’s purpose or the nature of its business

Plans to materially change the nature of a company’s business or its purpose should be disclosed and explained in the context of long-term strategy and business dynamics. Such changes may significantly alter an investor’s views on the suitability of a company for their investment strategy or portfolio.

Where relevant, we may vote against proposals to change a company’s purpose or the nature of its business if the board has not provided a credible argument for change.

Shareholder proposals

Shareholders in many markets, who meet certain eligibility criteria, have the right to submit proposals to the general shareholder meeting asking a company to take a particular course of action subject to the proposal being supported by a majority of votes cast at the meeting. The topics raised can address a range of matters that may be relevant to a company’s business.

We vote on these proposals on a case-by-case basis. We assess the relevance of the topic raised to a company’s business and its current approach, whether the actions sought are consistent with shareholders’ interests, and what impact the proposal being acted upon might have on financial performance.

Our general approach where we have concerns about a company’s governance, disclosures or performance is to engage to understand the apparent difference in perspective. If we are concerned a company is not acting in shareholders’ financial interests, we may vote against the election of directors. We may support a relevant shareholder proposal if doing so is aligned with our clients’ financial interests. We generally do not support shareholder proposals that are legally binding on the company, seek to alter a company’s strategy or direct its operations, or are unrelated to how a company manages risk or generates financial returns.

BlackRock is subject to rules, regulations, agency guidance and contractual agreements that place restrictions and limitations on how we can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. We do not submit shareholder proposals but can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.

Corporate political activities

A corporation’s ability to engage in the policy process is subject to rules and regulations set by the jurisdictions in which they engage. When a corporation reports material financial risk related to policy and or regulatory changes, BAIS may seek to understand how it is addressing the material risk identified. We seek to understand how companies engage in corporate political activities and ensure that their participation is consistent with their public statements on policy matters material to the company’s long-term strategy. The board should be aware of the approach taken by management on corporate political activities as there can be reputational risks arising from inconsistencies between a company’s policy engagement and stated policy positions. Companies should, as a minimum, meet all regulatory disclosure requirements on political activities. We may engage a company where we would like to better understand its approach to policy engagement, where relevant.

To mitigate the risk of inconsistencies, companies may wish to assess the alignment between their policy priorities and the policy positions of the trade associations of which they are active members and any engagements undertaken by trade associations on behalf of members.

We may support a relevant shareholder proposal, or vote against directors, where a company’s disclosures are insufficient to address the material risk it has identified.

Material sustainability-related risks and opportunities

We seek to understand how companies manage the material risks and opportunities inherent in their business operations. In our experience, sustainability-related factors11 that are relevant to a company’s business or material to its financial performance, are generally operational considerations embedded into day-to-day management systems. Certain sustainability issues may also inform long-term strategic planning, for example, investing in product innovation in anticipation of changing consumer demand or adapting supply chains in response to changing regulatory requirements.

We recognize that the specific sustainability-related factors that may be financially material or business relevant will vary by company business model, sector, key markets, and time horizon, amongst other considerations. From company disclosures and our engagement, we aim to understand how management is identifying, assessing and integrating material sustainability-related risks and opportunities into their business decision-making and practices. Doing so helps us undertake a more holistic assessment of a company’s potential financial performance and the likely risk-adjusted returns of an investment.

We may vote against directors or support a relevant shareholder proposal if we have concerns about how a company is managing or disclosing its approach to material sustainability-related risks that may impact financial returns.

Key stakeholders

In our view, companies should understand and take into consideration the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate. Companies that appropriately balance the interests of investors and other stakeholders are, in our experience, more likely to be financially resilient over time.

11 By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable financial value over time. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.

Climate and decarbonization investment objectives

Certain active BlackRock funds have climate and decarbonization objectives in addition to financial objectives. Consistent with the objectives of those investment strategies, our stewardship activity in relation to the holdings in those funds differs in some respects from BAIS’ benchmark guidelines, which are described above. Specifically, for those funds’ holdings, we look to investee companies to demonstrate that they are aligned with a decarbonization pathway that means their business model would be viable in a low-carbon economy, i.e., one in which global temperature rise is limited to 1.5°C above pre-industrial levels. In addition, clients in separately managed accounts may instruct BlackRock to apply these guidelines to their holdings. Both in the case of funds and separately managed accounts, these guidelines are only implemented upon explicit selection and approval by the applicable fund board or client.

These decarbonization stewardship guidelines focus on companies which produce goods and services that contribute to real world decarbonization or have a carbon intensive business model and face outsized impacts from the low carbon transition, based on reported and estimated scopes 1, 2, and 3 greenhouse gas emissions. These companies should provide disclosures that set out their governance, strategy, risk management processes and metrics and targets relevant to decarbonization. It is helpful to investors’ understanding when these disclosures include an explanation of the decarbonization scenarios a company is using in its near- and long-term planning, as well as its scope 1, scope 2 and material scope 3 greenhouse gas (GHG) emissions and reduction targets for scope 1 and 2 emissions.

Under these climate- and decarbonization-specific guidelines, BAIS may recommend a vote against directors or support for a relevant shareholder proposal if a company does not appear to be adequately acting to address or disclosing material climate-related risks, consistent with the parameters set out in these climate- and decarbonization-specific guidelines. We may recommend supporting shareholder proposals seeking information relevant to a company’s stated low-carbon transition strategy or targets that the company does not currently provide and that would be helpful to investment decision-making. We would not recommend support for shareholder proposals that seek to constrain board or management decision-making or direct specific business or strategic decisions. As under the BAIS benchmark approach, the active portfolio managers are ultimately responsible for voting consistent with their investment mandate and fund objectives. For the funds and accounts in scope, voting on matters not related to climate risk and the energy transition is undertaken in line with BAIS’ benchmark guidelines.

Appendix 1: How we fulfil and oversee our investment stewardship responsibilities for non-index equity investment strategies

Oversight

The Global Head of BAIS has primary oversight of and responsibility for the team’s activities, including voting in accordance with the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (the “Guidelines”), which require the application of professional judgment and consideration of each company’s unique circumstances, as well as input from active investors. BAIS is independent from BlackRock Investment Stewardship in our engagement and voting activities, reporting lines, and oversight.

The Stewardship Leaders Group, comprised of senior active investors and other relevant stakeholders in BlackRock’s legal, public policy, sustainability and communications teams, helps shape the firm’s approach to investment stewardship on non-index equity investment strategies. The Group may advise on and review amendments to BAIS’ policies and practices. It does not determine voting decisions, which are the responsibility of BAIS and the relevant active equity investors.

BAIS carries out engagement with companies in collaboration with active investment colleagues, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the Guidelines. BAIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BAIS may use third parties for certain of the foregoing activities and performs oversight of those third parties (see “Use and oversight of third-party vote services providers” below).

Voting guidelines and vote execution

BlackRock votes on proxy issues when our clients authorize us to do so. We carefully consider the voting items submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) for each Fund for which we have voting authority based on our evaluation of the alignment of the voting items with the long-term economic interests of our clients, in the exercise of our independent business judgment, and without regard to the relationship of the issuer (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below).

When exercising voting rights, BAIS will normally vote on specific proxy issues in accordance with the Guidelines, although portfolio managers have the right to vote differently on their holdings if they determine doing so is more aligned with the investment objective and financial interests of clients invested in the funds they manage.

The Guidelines are not intended to be exhaustive. BAIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BAIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that are commonly put to a shareholder vote. The Guidelines are reviewed annually and updated as necessary to reflect changes in market practices, developments in corporate governance and feedback from companies and clients. In this way, BAIS aims to maintain policies that explain our approach to governance practices most aligned with clients’ long-term financial interests.

In certain markets, proxy voting involves logistical issues which can affect BAIS’ ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings from the point at which votes are submitted until after the after the shareholder meeting has occurred); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BAIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Voting Choice

BlackRock offers Voting Choice, a program that provides eligible clients with more opportunities to participate in the proxy voting process where legally and operationally viable.

Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, and Canada that use systematic active equity (SAE) and multi-asset strategies. In addition, institutional clients in separately managed accounts (SMAs) are eligible for BlackRock Voting Choice regardless of their investment strategies.12

As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BAIS to vote on their behalf, have authorized BlackRock to vote in accordance with a third-party policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice.13

Use and oversight of third-party vote services providers

Third-party vote services providers – or proxy research firms - provide research and recommendations on proxy votes, as well as voting infrastructure. BlackRock contracts primarily with the vote services provider ISS and leverages its online platform to supply research and support voting, record keeping, and reporting processes. We also use Glass Lewis’ research and analysis as an input into our voting process. It is important to note that, although proxy research firms provide important data and analysis, BAIS does not rely solely on their information or follow their voting recommendations. A company’s disclosures, our engagements and voting, investment colleagues’ insights and our Guidelines are important inputs into our voting decisions on behalf of clients.

Given the large universe of actively held companies, BAIS employs the proxy services provider to streamline the voting process by making voting recommendations based on BAIS’ Guidelines when the items on a shareholder meeting agenda are routine. Agenda items that are not routine are referred back to BAIS to assess, escalate as necessary to the relevant portfolio managers and vote. BAIS reviews and can override the recommendations of the vote services provider at any time prior to the vote deadline. Both BAIS and the vote services provider actively monitor securities filings, research reports, company announcements, and direct communications from companies to ensure awareness of supplemental disclosures and proxy materials that may require a modification of votes.

12 With Voting Choice, SMAs have the ability to select from a set of voting policies from third-party proxy advisers the policy that best aligns with their views and preferences. BlackRock can then use its proxy voting infrastructure to cast votes based on the client’s selected voting policy.

13 BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.

BAIS closely monitors the third-party vote services providers we contract with to ensure that they are meeting our service level expectations and have effective policies and procedures in place to manage potential conflicts of interest. Our oversight of service providers includes regular meetings with client service teams, systematic monitoring of vendor operations, as well as annual due diligence meetings in accordance with BlackRock’s firmwide policies.

Conflicts management policies and procedures

BlackRock maintains policies and procedures that seek to prevent undue influence on BAIS’ proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted these Guidelines which are designed to advance our clients’ long-term financial interests in the companies in which BlackRock invests on their behalf

•

Established a reporting structure that separates BAIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given preferential treatment or differentiated access. BAIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a more informed voting decision or to better understand a company’s perspectives on financially material risks and opportunities. Within the normal course of business, BAIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met

•

Determined to engage, in certain instances, an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid perceived or potential conflicts of interest, to satisfy regulatory requirements, or as may be otherwise required by applicable law. In such circumstances, the independent third-party voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent third-party voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent third-party voting service provider to make proxy voting recommendations for certain perceived or potential conflicts of interest, including:

○	public companies that include BlackRock employees on their boards of directors

○	public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors

○	public companies that are the subject of certain transactions involving BlackRock Funds

○	public companies that are joint venture partners with BlackRock, and

○	public companies when legal or regulatory requirements compel BlackRock to use an independent third-party voting service provider

In selecting an independent third-party voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one independent third-party voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider.

Securities lending

If authorized, BlackRock acts as a securities lending agent on behalf of its clients. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns which in turn may allow fund providers to offset fund expenses.

With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them to allow for voting. This decision is guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall consideration). BAIS works with active portfolio managers, as well as colleagues in the Securities Lending team, to evaluate the costs and benefits to clients of recalling shares on loan.

In almost all instances, BlackRock anticipates that the potential long-term financial value to clients of voting shares would not warrant recalling securities on loan. However, in certain instances, BlackRock may determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Reporting and vote transparency

BAIS is committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and disclosure on our website.

Want to know more?

blackrock.com/stewardship | ContactActiveStewardship@blackrock.com

The document is provided for information purposes only and is subject to change. Reliance upon this information is at the sole discretion of the reader.

Prepared by BlackRock, Inc.

©2025 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

PART C

Other Information

Item 25.	Financial Statements And Exhibits

The agreements included or incorporated by reference as exhibits to this Registration Statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Registration Statement not misleading.

(1)	Financial Statements

Part A: The annual report to the Fund’s shareholders for the fiscal year ended December 31, 2025 (the “2025 Annual Report”) is incorporated by reference.

Part B: Audited financial statements and financial highlights for the fiscal year ended December 31, 2025 and related Report of Independent Registered Public Accounting Firm are incorporated herein by reference to the 2025 Annual Report.

(2)	Exhibits

(a)(1)	Articles of Incorporation, dated of February 5, 2004, are incorporated by reference to Exhibit 99.1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-50604) filed on May 2, 2008.

(a)(2)	Articles of Amendment, dated September 14, 2006, are incorporated by reference to Exhibit 99.1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-50604) filed on May 2, 2008.

(a)(3)	Articles of Amendment, dated May 9, 2007, are incorporated by reference to Exhibit 99.1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-50604) filed on May 2, 2008.

(a)(4)	Articles Supplementary, dated September 17, 2010, are incorporated by reference to Exhibit 99.77Q1 to the Registrant’s Semi-Annual Report on Form NSAR-A (File No. 811-21506) as filed on June 29, 2011.

(a)(5)	Articles Supplementary, dated October 28, 2016, are filed herewith.

(a)(6)	Articles of Amendment, dated December 19, 2024, are incorporated by reference to Attachment G.1b.i to the Registrant’s Annual Report for Registered Investment Companies on Form N-CEN filed on March 17, 2025.

(b)(1)	Amended and Restated Bylaws, effective as of October 28, 2016, are incorporated by reference to Exhibit 3.1 to the Registrant’s Report on Form 8-K as filed with the Securities and Exchange Commission on October 28, 2016.

(b)(2)	Amendment No. 1 to Amended and Restated Bylaws is incorporated by reference to Attachment G.1b.i to the Registrant’s Annual Report for Registered Investment Companies on Form N-CEN filed on March 16, 2021.

(c)	Inapplicable

(d)	Portions of Articles of Incorporation and the Amended and Restated Bylaws of the Registrant defining the Rights of Stockholders are incorporated by reference to Exhibits (a)(1) and (b)(1).

(e)	Automatic Dividend Reinvestment Plan is incorporated by reference to Exhibit (e) to the Registrant’s Registration Statement on Form N-2 (File No. 333-112634) filed on March 23, 2004.

(f)	Inapplicable

(g)(1)	Form of Investment Management Agreement between the Registrant and BlackRock Advisors, LLC is incorporated by reference to Appendix I of the Registrant’s Definitive Proxy Statement on Schedule 14A filed on June 15, 2006.

(g)(2)	Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(4) to the Registration Statement on Form N-2 of BlackRock Multi-Sector Income Trust (File No. 333-262119), filed on January 12, 2022.

(g)(3)	Amendment No. 1 to Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(5) to the Registration Statement on Form N-2 of BlackRock Multi-Sector Income Trust (File No. 333-262119), filed on January 12, 2022.

(g)(4)	Amendment No. 2 to Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(6) to the Registration Statement on Form N-2 of BlackRock Multi-Sector Income Trust (File No. 333-262119), filed on January 12, 2022.

(g)(5)	Amendment No. 3 to Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(7) to the Registration Statement on Form N-2 of BlackRock Multi-Sector Income Trust (File No. 333-262119), filed on January 12, 2022.

(g)(6)	Amendment No. 4 to Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(8) to the Registration Statement on Form N-2 of BlackRock Multi-Sector Income Trust (File No. 333-262119), filed on January 12, 2022.

(g)(7)	Form of Amendment No. 5 to Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(9) to the Registration Statement on Form N-2 of BlackRock Multi-Sector Income Trust (File No. 333-262119), filed on January 12, 2022.

(g)(8)	Form of Amendment No. 6 to Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(8) to the Registration Statement on Form N-2 of BlackRock 2037 Municipal Target Term Trust (File No. 333-250205), as filed with the Commission on July 28, 2022.

(g)(9)	Amendment No. 7 to Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(9) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 of BlackRock Alpha Strategies Fund (File No. 333-273507), as filed with the Commission on July 26, 2024.

(h)	Inapplicable.

(i)	Form of BlackRock Fixed-Income Complex Third Amended and Restated Deferred Compensation Plan is incorporated by reference to Exhibit (i) to the Registration on Form N-2 of BlackRock Multi-Sector Income Trust (File No. 333-262119), filed on January 12, 2022.

(j)	Form of Master Custodian Agreement is incorporated by reference to Exhibit (j) to the Registration on Form N-2 of BlackRock Multi-Sector Income Trust (File No. 333-262119), filed on January 12, 2022.

(k)(1)	Form of Amended and Restated Transfer Agency and Service Agreement is incorporated by reference to Exhibit (k)(1) to the Registration on Form N-2 of BlackRock Multi-Sector Income Trust (File No. 333-262119), filed on January 12, 2022.

(k)(2)	Form of Administration and Accounting Services Agreement is incorporated by reference to Exhibit (k)(2) to the Registration on Form N-2 of BlackRock Multi-Sector Income Trust (File No. 333-262119), filed on January 12, 2022.

(k)(3)	Form of Twelfth Amended and Restated Securities Lending Agency Agreement between the Registrant and BlackRock Investment Management, LLC is incorporated herein by reference to Exhibit 8(s) of Post-Effective Amendment No. 1289 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), as filed on January 26, 2026.

(k)(4)	Form of BlackRock Closed-End Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and the other registered investment companies party thereto is incorporated by reference to Exhibit (k)(4) to the Registrant’s Registration Statement on Form N-2 (File No. 333-295764) filed on May 11, 2026.

(l)(1)	Opinion and Consent of Counsel is filed herewith.

(m)	Inapplicable

(n)	Independent Registered Public Accounting Firm Consent is filed herewith.

(o)	Inapplicable

(p)	Inapplicable

(q)	Inapplicable

(r)(1)	Code of Ethics of Registrant, BlackRock Investments, LLC, BlackRock Advisors, LLC, BlackRock Fund Advisors, BlackRock International Limited, BlackRock (Singapore) Limited and BlackRock Asset Management North Asia Limited is incorporated by reference to Exhibit (16)(a) of Post-Effective Amendment No. 1257 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on May 23, 2025.

(r)(2)	Code of Ethics (Global Personal Investments Policy) for BlackRock, Inc. and its subsidiaries is incorporated herein by reference to Exhibit 16(b) of Post-Effective Amendment No. 1289 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), as filed on January 26, 2026.

(s)	Calculation of Filing Fee Tables is filed herewith.

(t)	Power of Attorney is incorporated by reference to Exhibit (t) to the Registration on Form N-2 of BlackRock Debt Strategies Fund, Inc. (File No. 333-291875), filed on December 1, 2025.

Item 26.	Marketing Arrangements

The information contained under the section entitled “Plan of Distribution” in the Prospectus is incorporated by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

Item 27.	Other Expenses Of Issuance And Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC fee	$51,891
NYSE listing fee	2,500
Accounting fees and expenses	2,300
Legal fees and expenses	80,000
FINRA fee	56,863

Total	$193,554	(1)

(1)	Estimate is based on the aggregate estimated expenses to be incurred during a three year shelf offering period.

Item 28.	Persons Controlled By Or Under Common Control With The Registrant

None.

Item 29.	Number Of Holders Of Shares

As of July 1, 2026:

Title Of Class	Number Of Record Holders
Shares of Common Stock	17

Item 30.	Indemnification

Reference is made to Section 2-418 of the General Corporation Law of the State of Maryland, Article V of the Registrant’s Charter, Article IV of the Registrant’s Amended and Restated Bylaws and the Investment Management Agreement, each of which provides for indemnification.

Article V of the Registrant’s Charter provides as follows:

(4) Each director and each officer of the Corporation shall be indemnified and advanced expenses by the Corporation to the full extent permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law subject to the requirements of the Investment Company Act. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. No amendment of these Articles of Incorporation or repeal of any provision hereof shall limit or eliminate the benefits provided to directors and officers under this provision in connection with any act or omission that occurred prior to such amendment or repeal.

(5) To the fullest extent permitted by the General Laws of the State of Maryland or decisional law, as amended or interpreted, subject to the requirements of the Investment Company Act, no director or officer of the Corporation shall be personally liable to the Corporation or its security holders for money damages. No amendment of these Articles of Incorporation or repeal of any provision hereof shall limit or eliminate the benefits provided to directors and officers under this provision in connection with any act or omission that occurred prior to such amendment or repeal.

Article IV of the Registrant’s Amended and Restated Bylaws provides as follows:

Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 2. Mandatory Indemnification.

(a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under the Charter. In addition, the Fund may provide greater but not lesser rights to indemnification pursuant to a contract approved by at least a majority of Directors between the Fund and any Indemnitee. Notwithstanding the foregoing, no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). Furthermore, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification.

(b) Notwithstanding the foregoing, unless otherwise provided in any agreement relating to indemnification between an Indemnitee and the Fund, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c) Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(d) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 3. Good Faith Defined; Reliance on Experts. For purposes of any determination under this Article IV, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in the best interests of the Fund, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Fund, or on information supplied to such person by the officers of the Fund in the course of their duties, or on the advice of legal counsel for the Fund or on information or records given or reports made to the Fund by an independent certified public accountant or by an appraiser or other expert or agent selected with reasonable care by the Fund. The provisions of this Article IV Section 3 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in this Article IV. Each Director and officer or employee of the Fund shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel selected by the Board of Directors or a committee of the Directors, or upon reports made to the Fund by any of the Fund’s officers or employees or by any advisor, administrator, manager, distributor, dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Board of Directors or a committee of the Directors, officers or employees of the Fund, regardless of whether such counsel or expert may also be a Director.

Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 6. Subrogation. In the event of payment by the Fund to an Indemnitee under the Charter or these Bylaws, the Fund shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute such documents and do such acts as the Fund may reasonably request to secure such rights and to enable the Fund effectively to bring suit to enforce such rights.

Additionally, the Registrant and the other funds in the BlackRock Fixed-Income Complex jointly maintain, at their own expense, E&O/D&O insurance policies for the benefit of its Directors, officers and certain affiliated persons. The Registrant pays a pro rata portion of the premium on such insurance policies.

Item 31.	Business And Other Connections Of Investment Advisor

BlackRock Advisors, LLC, a limited liability company organized under the laws of Delaware (the “Advisor”), acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Advisor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Advisor or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Advisor filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-47710).

Item 32.	Location Of Accounts And Records

Omitted pursuant to the Instruction of Item 32 of Form N-2.

Item 33.	Management Services

Not Applicable

Item 34.	Undertakings

(1)	Not applicable.

(2)	Not applicable.

(3)	The securities being registered will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933. Accordingly, the Registrant undertakes:

(a)	to file, during and period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b)

that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(1) if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)

that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933; (2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant; (3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	If applicable:

(a)

For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b)

For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)

The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(7)

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 15th day of July, 2026.

BLACKROCK ENHANCED LARGE CAP CORE FUND, INC.

By:	/s/ John M. Perlowski
John M. Perlowski
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the 15th day of July, 2026.

Signature	Title

/s/ John M. Perlowski	Director, President and Chief Executive Officer
(John M. Perlowski)	(Principal Executive Officer)

/s/ Trent Walker	Chief Financial Officer
(Trent Walker)	(Principal Financial and Accounting Officer)

CYNTHIA L. EGAN*	Director
(Cynthia L. Egan)

LORENZO A. FLORES*	Director
(Lorenzo A. Flores)

STAYCE D. HARRIS*	Director
(Stayce D. Harris)

J. PHILLIP HOLLOMAN*	Director
(J. Phillip Holloman)

R. GLENN HUBBARD*	Director
(R. Glenn Hubbard)

W. CARL KESTER*	Director
(W. Carl Kester)

ARTHUR P. STEINMETZ*	Director
(Arthur P. Steinmetz)

ROBERT FAIRBAIRN*	Director
(Robert Fairbairn)

*By: /s/ Janey Ahn
(Janey Ahn, Attorney-In-Fact)

EXHIBIT INDEX

Exhibit Number	Description

(a)(5)	Articles Supplementary

(l)(1)	Opinion and Consent of Counsel

(n)	Independent Registered Public Accounting Firm Consent

(s)	Calculation of Filing Fee Tables